Appendix A

Deloitte Anjin LLC 9Fl., One IFC, 10, Gukjegeumyung-ro, Youngdeungpo-gu, Seoul 150-945, Korea Tel: +82 (2) 6676 1000 Fax: +82 (2) 6674 2114 www.deloitteanjin.co.kr

Independent Accountants’ Review Report

English Translation of a Report Originally Issued in Korean

To the Shareholders and the Board of Directors of

Woori Finance Holdings Co., Ltd.:

Report on the condensed consolidated financial statements

We have reviewed the accompanying condensed consolidated financial statements of Woori Finance Holdings Co., Ltd. and its subsidiaries (the “Group”). The condensed consolidated financial statements consist of the condensed consolidated statements of financial position as of June 30, 2014, and the related condensed consolidated statements of comprehensive income, changes in equity and cash flows, for the six months ended June 30, 2014 and 2013, respectively, all expressed in Korean Won, and a summary of significant accounting policies and other explanatory information.

Management’s responsibility for the condensed consolidated financial statements

The Group’s management is responsible for the preparation and fair presentation of the accompanying condensed consolidated financial statements and for such internal control as management determines is necessary to enable the preparation of condensed consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Independent accountants’ responsibility

Our responsibility is to express a conclusion on the accompanying condensed consolidated financial statements based on our review.

We conducted our review in accordance with standards for review of interim financial statements in the Republic of Korea. A review is limited primarily to inquiries of company personnel and analytical procedures applied to financial data, and this provides less assurance than an audit. We have not performed an audit and, accordingly, we do not express an audit opinion.

Review conclusion

Based on our review, nothing has come to our attention that causes us to believe that the accompanying condensed consolidated financial statements of the Group are not presented fairly, in all material respects, in accordance with Korean International Financial Reporting Standards (“K-IFRS”) 1034, Interim Financial Reporting.

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”),

its network of member firms, and their related entities. DTTL and each of its member firms are legally separate and independent entities.

DTTL (also referred to as “Deloitte Global”) does not provide services to clients.

Please see www.deloitte.com/about for a more detailed description of DTTL and its member firms.

Member of Deloitte Touche Tohmatsu Limited

Others

We have previously audited, in accordance with auditing standards generally accepted in the Republic of Korea, the consolidated statement of financial position of the Group as of December 31, 2013 and the related consolidated statements of comprehensive income, changes in equity and cash flows for the year then ended (not presented herein), all expressed in Korean Won; and in our independent auditors’ report dated March 4, 2014, we expressed an unqualified opinion on those consolidated financial statements. The consolidated statement of financial position as of December 31, 2013 presented as a comparative purpose in the accompanying condensed consolidated financial statements does not differ, in all material respects, from such audited consolidated statement of financial position.

August 14, 2014

Notice to Readers

This report is effective as of August 14, 2014, the accountants’ review report date. Certain subsequent events or circumstances may have occurred between the accountants’ review report date and the time the accountants’ review report is read. Such events or circumstances could significantly affect the condensed consolidated financial statements and may result in modifications to the accountants’ review report.

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

AS OF JUNE 30, 2014 AND DECEMBER 31, 2013

	June 30, 2014	December 31, 2013
	(Korean Won in millions)
ASSETS
Cash and cash equivalents (Note 6)	5,099,006	5,477,649
Financial assets at fair value through profit or loss (Notes 4,7,8,12,13,19 and 27)	5,346,956	4,806,197
Available-for-sale financial assets (Notes 4,7,9,12,13,19 and 47)	16,853,833	17,085,448
Held-to-maturity financial assets (Notes 4,10,12,13 and 19)	13,302,549	12,038,820
Loans and receivables (Notes 4,7,11,12,13,19,33 and 47)	213,846,076	211,912,373
Investments in joint ventures and associates (Note 14)	664,309	617,570
Investment properties (Note 15)	367,626	340,620
Premises and equipment (Notes 16 and 19)	2,463,789	2,536,441
Intangible assets and goodwill (Note 17)	187,089	268,926
Assets held-for-sale (Note 18)	1,104	587
Current tax assets (Note 43)	4,200	143,101
Deferred tax assets (Note 43)	204,820	155,256
Derivative assets (Notes 4,12,13 and 27)	151,163	131,410
Other assets (Notes 20 and 47)	168,196	178,886
Assets directly associated with disposal group held-for-sale (Note 49)	—	34,684,805
Assets directly associated with disposal group held for distribution to owners (Note 50)	—	50,312,293

Total assets	258,660,716	340,690,382

LIABILITIES
Financial liabilities at fair value through profit or loss (Notes 4,12,21 and 27)	2,686,802	2,507,248
Deposits due to customers (Notes 4,12,22 and 47)	179,751,900	175,323,644
Borrowings (Notes 4,12, 13 and 23)	16,121,563	18,231,511
Debentures (Notes 4,12 and 23)	23,583,169	21,677,674
Provisions (Notes 24,45 and 47)	502,691	684,799
Net defined benefit liability (Note 25)	89,359	71,602
Current tax liabilities (Note 43)	198,599	9,980
Deferred tax liabilities (Note 43)	3,609	49,105
Derivative liabilities (Notes 4,12,13 and 27)	—	1,785
Other financial liabilities (Notes 4,12,13,26,46 and 47)	17,521,552	19,914,947
Other liabilities (Notes 26 and 47)	395,255	411,278
Liabilities directly associated with disposal group held-for-sale (Note 49)	—	32,047,626
Liabilities directly associated with disposal group held for distribution to owners (Note 50)	—	46,882,414
Total liabilities	240,854,499	317,813,613
EQUITY
Owners’ equity:	15,867,661	17,847,633
Capital stock (Note 29)	3,381,392	4,030,077
Hybrid securities (Note 30)	498,407	498,407
Capital surplus (Note 29)	91,262	176,502
Other equity (Note 31)	(2,286,225)	(35,367)
Retained earnings (Notes 32 and 33)	14,182,825	13,112,690
Equity directly associated with disposal group held-for-sale (Note 31)	—	29,820
Equity directly associated with disposal group held for distribution to owners (Note 31)	—	35,504
Non-controlling interests	1,938,556	5,029,136

Total equity	17,806,217	22,876,769

Total liabilities and equity	258,660,716	340,690,382

See accompanying notes to consolidated financial statements.

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE AND THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
	(Korean Won in millions, except per share data)
Interest income	2,325,326	4,607,677	2,376,949	4,792,543
Interest expense	(1,203,533)	(2,397,513)	(1,254,266)	(2,567,438)

Net interest income (Notes 35 and 47)	1,121,793	2,210,164	1,122,683	2,225,105

Fees and commissions income	403,992	800,430	394,752	779,745
Fees and commissions expense	(177,311)	(339,693)	(169,908)	(332,088)

Net fees and commissions income (Notes 36 and 47)	226,681	460,737	224,844	447,657

Dividend Income (Note 37)	23,335	76,690	22,319	50,665
Net gain (loss) on financial instruments at fair value through profit or loss (Note 38)	11,171	13,322	80,200	106,663
Net gain on available-for-sale financial assets (Note 39)	17,274	(36,264)	27,080	10,547
Impairment (losses) on credit loss (Note 40 and 47)	(260,085)	(315,151)	(499,097)	(976,115)
Other net operating expenses (Notes 41 and 47)	(882,548)	(1,725,168)	(864,178)	(1,582,942)

Operating income	257,621	684,330	113,851	281,580

Share of profits (losses) of jointly controlled entities and associates (Note 14)	31,352	(42,033)	1,401	(4,077)
Other non-operating income (Note 42)	19,822	7,159	25,950	26,155

Non-operating income (loss)	51,174	(34,874)	27,351	22,078

Net income before income tax expense	308,795	649,456	141,202	303,658

Income tax expense (income) (Note 43)	84,014	163,817	(21,577)	35,726

Net income from continuing operations	224,781	485,639	162,779	267,932
Net income from discontinued operations (Notes 49 and 50)	548,662	661,768	30,394	176,457

Net income	773,443	1,147,407	193,173	444,389

Remeasurement of the net defined benefit liability	7,585	(21,026)	46,523	9,569

Items that will not be reclassified to profit or loss	7,585	(21,026)	46,523	9,569

Loss on available-for-sale financial assets	(187,847)	(171,843)	(80,834)	(43,740)
Share of other comprehensive loss of jointly controlled entities and associates	(703)	(2,766)	(12,413)	(9,039)
Gain (loss) on foreign currency translation for foreign operations	(16,544)	7,000	35,376	76,651
Gain (loss) on valuation of cashflow hedge	(21,918)	(27,151)	(1,698)	(13,119)

Items subsequently reclassified to net income	(227,012)	(194,760)	(59,569)	10,753

Other comprehensive income (loss), net of tax	(219,427)	(215,786)	(13,046)	20,322

Total comprehensive income	554,016	931,621	180,127	464,711

Net income attributable to:
Net income attributable to owners	873,181	1,195,958	148,223	358,346
Income from continuing operations	194,520	417,267	134,945	223,672
Income from discontinued operations	678,661	778,691	13,278	134,674

Net income attributable to non-controlling interests	(99,738)	(48,551)	44,950	86,043
Income from continuing operations	30,260	68,371	27,834	44,260
Income from discontinued operations	(129,998)	(116,922)	17,116	41,783

Total comprehensive income attributable to:
Comprehensive income attributable to owners	744,810	1,065,784	133,446	378,071
Comprehensive income attributable to non-controlling interests	(190,794)	(134,163)	46,681	86,640
Basic and diluted earnings from continuing and discontinued operations per share (Note 44)	1,204	1,550	175	426
Basic and diluted earnings from continuing operations per share (Note 44)	260	528	158	259

See accompanying notes to consolidated financial statements.

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

	Capital stock	Hybrid securities	Capital surplus	Other equity	Retained earnings	Controlling interests	Non- controlling interests	Total equity
	(Korean Won in millions)
January 1, 2013	4,030,077	498,407	174,044	112,013	13,881,378	18,695,919	4,337,157	23,033,076
Net income	—	—	—	—	358,346	358,346	86,043	444,389
Dividends	—	—	—	—	(201,503)	(201,503)	(21,319)	(222,822)
Changes in equities of consolidated subsidiaries	—	—	(259)	—	—	(259)	(280)	(539)
Paid in capital stock of subsidiaries	—	—	(1,295)	—	—	(1,295)	80,270	78,975
Loss on valuation of available-for-sale financial assets	—	—	—	(39,347)	—	(39,347)	(4,393)	(43,740)
Changes in equity of joint ventures and associates	—	—	—	(9,039)	—	(9,039)	—	(9,039)
Foreign currency translation of foreign operations	—	—	—	63,799	—	63,799	12,852	76,651
Cash flow hedge	—	—	—	(3,737)	—	(3,737)	(9,382)	(13,119)
Remeasurement of the net defined benefit liability	—	—	—	8,047	—	8,047	1,522	9,569
Changes in other equity	—	—	—	982	—	982	1,877	2,859
Amortization of subsidiaries’ stock discount	—	—	—	98	(98)	—	—	—
Dividends to hybrid securities	—	—	—	—	(14,653)	(14,653)	(72,944)	(87,597)
Issuance of non-controlling hybrid securities	—	—	—	—	—	—	599,138	599,138

June 30, 2013	4,030,077	498,407	172,490	132,816	14,023,470	18,857,260	5,010,541	23,867,801

January 1, 2014	4,030,077	498,407	176,502	29,957	13,112,690	17,847,633	5,029,136	22,876,769
Net income	—	—	—	—	1,195,958	1,195,958	(48,551)	1,147,407
Dividends	—	—	—	—	—	—	(8,029)	(8,029)
Changes due to distribution to owners	(648,685)	—	(68,104)	(2,238,228)	(110,405)	(3,065,422)	(286,564)	(3,351,986)
Changes in equities of consolidated subsidiaries	—	—	(23)	—	—	(23)	572	549
Paid in capital stock of subsidiaries	—	—	(17,110)	—	—	(17,110)	17,391	281
Expenses on stock issued	—	—	(3)	—	—	(3)	—	(3)
Disposal of consolidated subsidiaries	—	—	—	—	—	—	(1,901,406)	(1,901,406)
Loss on valuation of available-for-sale financial assets	—	—	—	(8,084)	—	(8,084)	(98,817)	(106,901)
Changes in equity of joint ventures and associates	—	—	—	(3,905)	—	(3,905)	1,139	(2,766)
Foreign currency translation of foreign operations	—	—	—	(14,554)	—	(14,554)	21,554	7,000
Cash flow hedge	—	—	—	(18,220)	—	(18,220)	(8,851)	(27,071)
Remeasurement of the net defined benefit liability	—	—	—	(32,846)	(764)	(33,610)	(639)	(34,249)
Dividends to hybrid securities	—	—	—	—	(14,653)	(14,653)	(75,385)	(90,038)
Redemption of hybrid securities in consolidated subsidiaries	—	—	—	—	(1)	(1)	(702,994)	(702,995)
Changes in treasury shares	—	—	—	(345)	—	(345)	—	(345)

June 30, 2014	3,381,392	498,407	91,262	(2,286,225)	14,182,825	15,867,661	1,938,556	17,806,217

See accompanying notes to consolidated financial statements.

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

	2014	2013
	(Korean Won in millions)
Cash flows from operating activities:
Net income	1,147,407	444,389
Adjustments:
Income tax expense (income)	(270,358)	211,714
Interest income	(5,682,370)	(6,463,833)
Interest expenses	2,886,580	3,390,384
Dividend income	(115,006)	(82,859)
Impairment losses due to credit loss	420,364	1,123,366
Loss on valuation of financial instruments at fair value through loss	—	84,302
Loss on available-for-sale financial assets	60,980	—
Share of losses of investments in joint ventures and associates	87,909	31,329
Loss on foreign exchange translation	81,847	2,804
Loss on transaction of derivatives	1,155	4,305
Loss on valuation of derivatives	14,549	53,565
Loss on fair value hedged items	43,366	22,077
Provisions	44,940	51,204
Retirement benefits	73,747	83,118
Depreciation and amortization	135,580	150,717
Loss on disposal of investments in joint ventures and associates	516	4,944
Loss on disposal of premises and equipment, intangible assets and other assets	1,513	2,260
Impairment loss on premises and equipment, intangible assets and other assets	1,226	12,563
Impairment loss on assets-held-for-sale	2,422	—
Impairment loss on disposal group held-for-sale and disposal group held for distribution to owners	7,728	—
Loss on disposal of disposal group held-for-sale	46,782	—
Gain on valuation of financial instruments at fair value through profit	(58,248)	—
Gain on available-for-sale financial assets	—	(8,437)
Gain on valuation of investments in joint ventures and associates	(46,492)	(40,001)
Gain on foreign exchange translation	(39,093)	(44,235)
Gain on transaction of derivatives	—	(3,614)
Gain on valuation of derivatives	(37,550)	(22,904)
Gain on fair value hedged items	(12,182)	(65,895)
Reversal of provisions	(744)	(7,156)
Gain on disposal of investments in joint ventures and associates	(8,629)	(6,206)
Gain on disposal of premises and equipment, intangible assets and other assets	(565)	(2,731)
Reversal of impairment loss on premises and equipment, intangible assets and other assets	(226)	(1,033)
Gain on disposal of group held-for-sale	(159,794)	—
Gain on disposal of assets held-for-sale	(933)	—
Reversal of impairment loss on assets held-for-sale	(337)	—
Reversal of impairment loss on disposal group held-for-sale and disposal group held for distribution to owners	(259)	—
Changes in operating assets and liabilities:
Decrease in financial instruments at fair value through profit or loss	789,592	3,876,219
Increase in loans and receivables	(6,047,661)	(15,585,352)
Decrease (increase) in other assets	(150,563)	13,960
Increase in deposits due to customers	5,999,586	2,444,195
Decrease in provision for guarantee and loan commitment	(79,129)	(9,668)
Decrease in net defined benefit liability	(164,599)	(79,725)
Increase (decrease) in other financial liabilities	(1,265,867)	6,522,032
Increase (decrease) in other liabilities	4,061	(35,652)

(Continued)

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

	2014	2013
	(Korean Won in millions)
Cash received from (paid for) operating activities:
Interest income received	5,612,812	6,487,127
Interest expense paid	(2,908,708)	(3,610,111)
Dividends received	135,220	87,465
Income tax paid	(23,514)	(273,763)

Net cash provided by (paid for) operating activities	527,055	(1,239,136)

Cash flows from investing activities:
Net cash provided by disposal of subsidiaries (Note 49)	1,193,584	—
Disposal of available-for-sale financial assets	13,584,762	13,856,650
Redemption of held-to-maturity financial assets	2,419,751	3,733,459
Disposal of investments in joint ventures and associates	152,702	15,553
Disposal of investment properties	—	6,215
Disposal of premises and equipment	31,714	3,128
Disposal of intangible assets	44,257	458
Disposal of assets held-for-sale	29,511	20,653
Decrease of derivatives for risk hedge	10,079	—
Acquisition of available-for-sale financial assets	(13,233,318)	(15,145,980)
Acquisition of held-to-maturity financial assets	(3,528,350)	(1,160,610)
Acquisition of investments in joint ventures and associates	(55,716)	(58,895)
Acquisition of investment properties	(18)	(219)
Acquisition of premises and equipment	(58,613)	(77,585)
Acquisition of intangible assets	(56,081)	(32,606)
Increase of derivatives for risk hedge	(21,211)	—

Net cash provided by investing activities	513,053	1,160,221

Cash flows from financing activities:
Issuance of debentures	10,048,098	4,898,058
Paid in capital stock of subsidiaries	18,232	78,975
Issuance of non-controlling hybrid securities	—	599,138
Other increase in non-controlling interests, net	60,946	—
Changes due to distribution to owners	(792,949)	—
Net decrease in borrowings	(2,501,565)	(1,023,826)
Payment of debentures	(8,420,073)	(4,309,913)
Payment of dividends	—	(201,503)
Dividends paid on hybrid securities	(14,699)	(14,699)
Increase of derivatives for risk hedge	—	(10,243)
Acquisition of treasury stock	(348)	—
Expenses on stock issued	(3)	—
Redemption of non-controlling hybrid securities	(702,995)	—
Dividends paid on non-controlling hybrid securities	(77,981)	—
Other decrease in non-controlling interests, net	—	(89,782)

Net cash used in financing activities	(2,383,337)	(73,795)

Net decrease in cash and cash equivalents	(1,343,229)	(152,710)

Cash and cash equivalents, beginning of the period (Note 6)	6,472,459	5,778,390
Effects of exchange rate changes on cash and cash equivalents	(30,224)	4,623

Cash and cash equivalents, end of the period	5,099,006	5,630,303

See accompanying notes to consolidated financial statements.

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

1.	General

(1)	Woori Finance Holdings Co., Ltd.

Woori Finance Holdings Co., Ltd. (hereinafter referred to “Woori Finance Holdings” or the “Parent company”), which is a controlling entity of Woori Financial Group, in accordance with Korean International Financial Reporting Standards (“K-IFRS”) 1110 – Consolidated Financial Statements, was incorporated on March 27, 2001, to manage the following five financial institutions: Woori Bank, Kyongnam Bank, Kwangju Bank, Peace Bank of Korea (merged into Woori Bank on March 31, 2004) and Woori Investment Bank (merged into Woori Bank on July 31, 2003), whose shares were contributed to the Parent company by the Korea Deposit Insurance Corporation (the “KDIC”) in accordance with the provisions of the Financial Holding Company Act. As a result of its functional restructuring and privatization plan, the Parent company owns 6 subsidiaries including Woori Bank and 76 2nd-tier subsidiaries including Woori Credit Information Co., Ltd. as of June 30, 2014.

Upon its incorporation, the Parent company’s stock amounted to 3,637,293 million Won, consisting of 727,458,609 common shares (5,000 Won per share) issued. As a result of several capital increases, exercise of warrants, conversion rights and Spin-Off completed since incorporation, the Parent company’s stock amounts to 3,381,392 million Won, consisting of 676,278,371 common shares issued, as of June 30, 2014. KDIC owns 385,285,578 shares out of total outstanding shares, representing 56.97% ownership of the Group.

On June 24, 2002, the Parent company listed its common shares on the Korea Exchange. On September 29, 2003, the Parent company registered with the Securities and Exchange Commission in the United States of America and listed its American Depositary Shares on the New York Stock Exchange.

(2)	The consolidated financial statements for the Group include the following subsidiaries:

Subsidiaries	Main business	June 30, 2014	December 31, 2013
Woori Finance Holdings Co., Ltd.:
Woori Bank	Banking	100.0	100.0
Kyongnam Bank (*1)	”	—	100.0
Kwangju Bank (*1)	”	—	100.0
Woori FIS Co., Ltd.	System software development & maintenance	100.0	100.0
Woori F&I (*1)	Finance	—	100.0
Woori Investment &Securities (*1)	”	—	37.9
Woori Asset Management (*1)	”	—	100.0
Woori Private Equity Co., Ltd.	”	100.0	100.0
Woori Financial (*1)	”	—	52.0
Woori FG Savings Bank (*1)	”	—	100.0
Woori Finance Research Institute	Other service business	100.0	100.0
Woori Card Co., Ltd.	Finance	100.0	100.0
Woori Finance Holdings Co., Ltd. and Woori Private Equity Co., Ltd.:
Woori Investment Bank (*7)	Other credit finance business	59.5	42.8
Woori Bank:
Woori Credit Information Co., Ltd.	Credit information	100.0	100.0
Woori America Bank	Finance	100.0	100.0
Woori Global Market Asia Limited	”	100.0	100.0
Woori Bank (China) Limited	”	100.0	100.0
ZAO Woori Bank	”	100.0	100.0
PT. Bank Woori Indonesia	”	95.2	95.2
Woori Brazil Bank	”	100.0	100.0

Subsidiaries	Main business	June 30, 2014	December 31, 2013
Korea BTL Infrastructure Fund	Finance	100.0	100.0
Woori Fund Service Co., Ltd.	”	100.0	100.0
Kumho Trust First Co., Ltd. (*2)	Asset securitization	0.0	0.0
Asiana Saigon Inc. (*2)	”	0.0	0.0
An-Dong Raja First Co., Ltd. (*2)	”	0.0	0.0
Consus Eighth Co., LLC (*2)	”	0.0	0.0
KAMCO Value Recreation First Securitization Specialty Co., Ltd. (*2)	”	15.0	15.0
Woori IB Global Bond Co., Ltd. (*2)	”	0.0	0.0
Hermes STX Co., Ltd. (*2)	”	0.0	0.0
BWL First Co., LLC (*2)	”	0.0	0.0
Woori Poongsan Co., Ltd. (*2)	”	0.0	0.0
Pyeongtaek Ocean Sand Inc. (*2)	”	0.0	0.0
W synergy First Co., Ltd. (*2)	”	0.0	0.0
Deogi Dream Fourth Co., Ltd. (*2)	”	0.0	0.0
Guam Emrald Ocean View Inc. (*4)	”	—	0.0
Jeonju Iwon Ltd. (*2)	”	0.0	0.0
Wonju I-one Inc. (*2)	”	0.0	0.0
Newyear Eighth Co., Ltd. (*2)	”	0.0	—
Heitz Third Co., Ltd. (*2)	”	0.0	0.0
Principle Guaranteed Trust (*3)	Trust	0.0	0.0
Principle and Interest Guaranteed Trust (*3)	”	0.0	0.0
Kyongnam Bank:
Consus Sixth Co., LLC (*1)	Asset securitization	—	0.0
Principle Guaranteed Trust (*1)	Trust	—	0.0
Principle and Interest Guaranteed Trust (*1)	”	—	0.0
Kwangju Bank:
Hybrid First Specialty Inc. (*1)	Asset securitization	—	0.0
KAMCO Value Recreation Second Securitization Specialty Inc. (*1)	”	—	15.0
Principle Guaranteed Trust (*1)	Trust	—	0.0
Principle and Interest Guaranteed Trust (*1)	”	—	0.0
Woori F&I Co., Ltd.:
Woori AMC Co., Ltd. (*1)	Other financial business	—	100.0
Woori F&I Seventh Asset Securitization Specialty (*1)	Asset securitization	—	100.0
Woori F&I Tenth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirteenth Asset Securitization Specialty (*1)	”	—	94.6
Woori SB Tenth Asset Securitization Specialty (*1)	”	—	50.0+1share
Woori F&I Sixteenth Asset Securitization Specialty (*1)	”	—	100.0
Woori EA Third Asset Securitization Specialty (*1)	”	—	70.0
Woori EA Fifth Asset Securitization Specialty (*1)	”	—	70.0
Woori F&I Seventeenth Asset Securitization Specialty (*1)	”	—	100.0
Woori EA Eighth Asset Securitization Specialty (*1)	”	—	51.0
WR Investment America, LLC (*1)	Administration of NPL	—	100.0
Woori F&I Eighteenth Asset Securitization Specialty (*1)	Asset securitization	—	100.0
Woori EA Tenth Asset Securitization Specialty (*1)	”	—	51.0
Woori F&I Nineteenth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Twentieth Asset Securitization Specialty (*1)	”	—	60.0
Woori F&I Twenty first Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Twenty second Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Twenty third Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Twenty fourth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Twenty fifth Asset Securitization Specialty (*1)	”	—	100.0

Subsidiaries	Main business	June 30, 2014	December 31, 2013
Woori EA Twelfth Asset Securitization Specialty (*1)	Asset securitization	—	70.0
Woori EA Thirteenth Asset Securitization Specialty (*1)	”	—	70.0
Woori EA Fourteenth Asset Securitization Specialty (*1)	”	—	70.0
Woori EA Fifteenth Asset Securitization Specialty (*1)	”	—	70.0
Woori EA Eighteenth Asset Securitization Specialty (*1)	”	—	67.0
Woori F&I Twenty sixth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Twenty seventh Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Twenty eighth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Twenty ninth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirtieth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirty first Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirty second Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirty third Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirty fourth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirty fifth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirty sixth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirty seventh Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirty eighth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Thirty ninth Asset Securitization Specialty (*1)	”	—	100.0
Woori F&I Fortieth Asset Securitization Specialty (*1)	”	—	100.0
FS 1312 Asset Securitization Specialty (*1)	”	—	100.0
Woori Investment & Securities Co., Ltd.:
Woori Futures Co., Ltd. (*1)	Futures trading	—	100.0
Woori Investment Asia PTE, Ltd. (*1)	Investments	—	100.0
Woori Absolute Global Opportunity Fund (*1)	Securities investments	—	100.0
LG Investments Holding B.V. (*1)	”	—	100.0
Woori Investment Securities (H.K.) Ltd. (*1)	Securities business	—	100.0
Woori Investment Securities Int’l Ltd. (*1)	Securities investments	—	100.0
Woori Investment Securities America, Inc. (*1)	”	—	100.0
Woori CBV Securities Corporation (*1)	Securities business	—	49.0
MARS Second Private Equity Fund (*1)	Other financial business	—	8.9
Woori Absolute Partners PTE, Ltd. (*1)	Securities investments	—	100.0
Woori Korindo Securities Indonesia (*1)	”	—	60.0
Woori Absolute Return Investment Strategies Fund (*1)	”	—	100.0
KoFC Woori Growth Champ Private Equity Fund (*1)	Other financial business	—	27.3
Woori Investment advisory Co., Ltd. (Beijing) (*1)	Securities investments	—	95.1
IBS eleventh Co., Ltd. (*1)	Asset securitization	—	0.0
Alphen Rose Second Co., Ltd.(*1)	”	—	0.0
Woori Credit First Co., Ltd. (*1)	”	—	—
Principle Guaranteed Trust (*1)	Trust	—	0.0
Woori Private Equity Co., Ltd.:
Woori Private Equity Fund (*8)	Other financial business	31.9	61.0
Woori Private Equity Fund:
Woori EL Co., Ltd.	Other financial business	100.0	100.0
KoFC Woori Growth Champ Private Equity Fund:
Woori Giant First Co., Ltd. (*1)	Asset securitization	—	100.0
Woori Investment Bank:
HUB First Co., Ltd. (*4)	Asset securitization	—	0.0
HUB Second Co., Ltd. (*4)	”	—	0.0
HUB Third Co., Ltd. (*4)	”	—	0.0
Two Eagles KIB LLC (*4)	Other service business	—	100.0

Subsidiaries	Main business	June 30, 2014	December 31, 2013
Woori Private Equity Co., Ltd. and TWO Eagles KIB LLC:
Two Eagles LLC (*4)	Other service business	—	55.0
Woori Private Equity Co., Ltd. and My Asset Manhattan Private REIT First:
Sahn Eagles LLC	Other financial business	60.0	60.0
Woori and Woori Investment Bank:
Woori CS Ocean Bridge 15th and 45 beneficiary certificates for the rest (*5)	Beneficiary certificates	—	—

(*1)	The Parent Company deconsolidated those subsidiaries due to the sale of its shares of the subsidiaries or the spin-off of the subsidiaries during the six months ended June 30, 2014 (Notes 49 and 50).
(*2)	The entity is a structured entity that is established for securitization of financial assets. It is determined that the Group controls the entity after considering facts and circumstances, such as the Group’s power over the entity’s related business activities, the Group’s exposure to variable returns from the its involvement with the entity, and the Group’s ability to affect the returns through its power over the entity.
(*3)	The entity is a money trust that was established in accordance with the Trust Business Act. It is determined that the Group controls the trust after considering facts and circumstances, such as the Group’s power over the trust’s related business activities, the Group’s exposure to variable returns from the its involvement with the trust, and the Group’s ability to affect the returns through its power over the trust.
(*4)	The entity was deconsolidated since the entity was liquidated during the six months ended June 30, 2014.
(*5)	The entity is a structured entity that is established for the purpose of investments in securities. It is determined that the Group controls the entity after considering facts and circumstances, such as the Group’s power over the entity’s related business activities, the Group’s exposure to variable returns from the its involvement with the entity, and the Group’s ability to affect the returns through its power over the entity.
(*6)	Financial information used for consolidation is based on the financial statements as of May 30, 2014. There have been no significant events and transactions that have occurred during the 1 month period until June 30, 2014
(*7)	The Group participated in the rights offering of Woori Investment Bank Co., Ltd. by acquiring shares during the six months ended June 30, 2014, thus, the ownership interest was increased.
(*8)	The ownership of Woori Private Equity Fund was decreased due to the sales of shares or the Spin-Off of the entities which held the shares of Woori Private Equity Fund.

(3)	The entities owned by the Group over 50% but not consolidated as of June 30, 2014 is as follows:

Companies	Location	Main business	Percentage of ownership (%)
Golden Bridge Sidus FNH video (*)	Korea	Securities investments	58.8
Golden Bridge NHN Online Private Equity Investment (*)	”	”	60.0
Heungkuk High Class Private Investment Trust 377th (*)	”	”	51.3

(*)	The Group owns the majority ownership of these Special Purpose Entities (“SPEs”), but has no power on the investees’ relevant activities. As a result, it is deemed that the Group has no control over the SPEs.

(4)	The summarized financial information before the elimination of intercompany transactions of the main subsidiaries whose financial information were prepared under K-IFRS for the Group’s consolidated financial statements are as follows (Unit: Korean Won in millions):

	As of and for the six months ended June 30, 2014
	Assets	Liabilities	Operating revenue	Net income attributable to owners	Comprehensive income attributable to owners
Woori Bank	252,139,787	234,051,757	8,562,380	526,258	468,082
Woori FIS	258,072	220,072	159,572	537	366
Woori Private Equity	90,466	47,525	2,395	2,214	2,132
Woori Finance Research Institute	4,157	753	3,638	225	205
Woori Card	5,307,094	4,171,316	591,131	34,563	31,903
Woori Investment Bank	987,350	850,427	41,328	2,588	2,190

	As of and for the year ended December 31, 2013
	Assets	Liabilities	Operating revenue	Net income (loss) attributable to owners	Comprehensive income (loss) attributable to owners
Woori Bank	249,984,771	231,634,440	18,391,736	465,266	402,180
Kyongnam Bank	31,714,227	29,453,944	1,698,639	130,181	126,871
Kwangju Bank	18,872,965	17,428,695	1,007,156	61,030	67,873
Woori FIS	332,223	294,588	311,660	(2,054)	(3,634)
Woori F&I	1,641,240	1,335,712	184,406	49,115	48,878
Woori Investment & Securities	29,981,804	26,534,352	4,027,395	47,975	14,508
Woori Asset Management	85,169	17,205	31,527	4,179	4,137
Woori Private Equity	89,945	49,135	5,008	1,776	1,691
Woori Financial	3,939,851	3,527,585	338,010	54,143	52,876
Woori FG Savings Bank	822,887	699,287	84,875	(33,515)	(32,644)
Woori Finance Research Institute	3,739	540	6,656	611	689
Woori Card	4,679,202	3,575,328	800,352	47,998	53,875
Woori Investment Bank	867,279	798,660	141,320	(96,649)	(95,596)

(5)	The structured entities where the Group has financial interest are as follows:

-	Securitization

The Group uses structured entities to securitize loans and receivables, corporate bonds, and other financial assets. The Group is involved with structured entities through the provision of liquidity facilities including guarantees, which are designed to provide credit support to the entities, or the investment in securities issued by structured entities, or the financing of structured entities through loans.

-	Investment funds

The structured entity is established for the purpose of investments in securities. The Group acquires beneficiary certificates through its contribution of fund to the structured entity, and it is exposed to the risk that it may not be able to recover its fund depending on the result of investment performance of asset managers of the structured entity.

-	Money trust under the Trust Business Act

The Group has consolidated its guaranteed money trusts due to its provision of financial guarantee to investors over principal and interest or over principal only. Thus, the Group may be obliged to supplement when the principal or interest of the money trusts is short of the guaranteed amount.

(6)	The details of the limitations with regard to the transfer of assets or the redemption of liabilities within the Group are provided below.

Some subsidiaries and associates are regulated by the rules of the jurisdictions in which they incorporated with regard to funding or management of deposits. Also, there is the limitation that they must have pre-approval from their regulators in case of remittance of earnings to the Parent company.

(7)	The Group has entered into various agreements with structured entities such as asset securitization vehicles, structured finance and investment funds. The Group has no controlling power over those structured entities, which is determined in accordance with Korean International Financial Reporting Standards (“K-IFRS”) 1110. As therefore, those structured entities are not consolidated to the Group.

They are classified in three categories, asset securitization vehicles, structured finance and investment fund, based on the nature and the purpose of their investments and risk exposed to the Group.

Asset securitization vehicle issues asset-backed securities and redeems the principal and interest or distributes dividends on asset-backed securities with profits from collecting cash flows or sale of securitized assets. The Group, as a secondary guarantor, provides purchase commitments for its asset-backed securities or guarantees to such asset securitization vehicle and recognizes commission income or interest incomes related to the commitment or guarantees. As therefore, the Group would be exposed to risks to purchases or pays back asset-backed securities issued by the vehicles when a primary guarantor fails to provide the financing asset securitization vehicles.

Structured finance includes investments in project financing on real estates, social overhead capital (“SOC”), infrastructure and shipping finance. They are formed as special purpose entity by funding through equity investments and loans from various investors. Investment decisions are made by the Group based on business outlook of such projects. In relation to such investments, the Group recognizes interest incomes on loans, gains or losses on valuation of equity investments or dividend income. The structured finance is secured by additional funding agreement, guarantee or credit facilities. However, the structured financing project would fail to return the capital of equity investments or principal of loans to the Group if it is discontinued or did not achieve business outcome.

Investment funds include trusts and private equity funds. A trust is formed by contributions from various investors, operated by a manager engaged to the trust and distributed proceeds from sales of investments to the investors. A private equity fund is established in order to acquire ownership interests in a portfolio company with exit strategy after implementing financial and operational restructuring of the company. The Group recognizes unrealized gains or losses on change in value of investments in proposition of ownership interests in investments. The Group would be exposed to risks of loss when the value of portfolio investment is decreased.

Total assets of the unconsolidated structured entities, the carrying value of the related items recorded, the maximum exposure to risks, and the loss recognized as of and for the six months ended June 30, 2014 are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Asset securitization vehicle	Structured finance	Investment funds
Total asset of the unconsolidated structured entities	8,840,277	22,221,169	4,477,200
Assets recognized in the consolidated financial statements related to the unconsolidated structured entities	630,686	2,292,417	1,397,700
Loans and receivables	212,311	2,098,300	576
Financial assets at fair value through profit or loss	118,977	—	—
Available-for-sale financial assets	—	151,536	555,785
Held-to-maturity financial assets	299,335	—	—
Investments in joint ventures and associates	—	—	841,339
Derivative assets	63	42,581	—
Liabilities recognized in the consolidated financial statements related to the unconsolidated structured entities	20,930	706	—
Other liabilities (including provisions)	20,930	706	—
The maximum exposure to risks	2,630,236	3,042,881	1,397,700
Investments	630,686	2,292,417	1,397,700
Purchase agreements	418,500	—	—
Credit facilities	1,581,050	469,501	—
Other agreements	—	280,963	—
Loss recognized on unconsolidated structured entities	—	2,294	22,646

	December 31, 2013
	Asset securitization vehicle	Structured finance	Investment funds
Total asset of the unconsolidated structured entities	46,802,368	29,994,406	13,346,997
Assets recognized in the consolidated financial statements related to the unconsolidated structured entities	1,364,866	3,178,522	1,719,104
Loans and receivables	157,638	2,949,141	3,613
Financial assets at fair value through profit or loss	344,555	—	—
Available-for-sale financial assets	304,999	178,713	1,177,660
Held-to-maturity financial assets	557,579	—	—
Investments in joint ventures and associates	—	—	537,831
Derivative assets	95	50,668	—
Liabilities recognized in the consolidated financial statements related to the unconsolidated structured entities	19,622	1,321	12
Other liabilities (including provisions)	19,622	1,321	12
The maximum exposure to risks	3,637,323	3,931,181	1,780,019
Investments	1,364,772	3,127,854	1,719,105
Purchase agreements	799,180	—	—
Credit facilities	1,337,881	367,531	54,600
Other agreements	135,490	435,796	6,314
Loss recognized on unconsolidated structured entities	3,576	69,078	24,760

(8)	The non-controlling interests of those subsidiaries of which non-controlling shareholders are significant are as follows (Unit: Korean Won in millions):

1)	Accumulated non-controlling interests at the end of the period

	June 30, 2014	December 31, 2013
Woori Investment & Securities (*)	—	1,925,263
Woori Financial (*)	—	188,464
Woori Investment Bank	59,064	42,818

Accumulated non-controlling interests from the hybrid securities of Woori Bank are 1,880,798 million Won as of June 30, 2014. Also, accumulated non-controlling interests from the hybrid securities of Woori Bank, Kyongnam Bank and Kwangju Bank were 2,870,356 million Won as of December 31, 2013.

2)	Net income attributable to non-controlling interests

	For the six months ended June 30, 2014	For the year ended December 31, 2013
Woori Investment & Securities (*)	(125,724)	(313,928)
Woori Financial (*)	—	28,925
Woori Investment Bank	1,481	(56,408)

For the six months ended June 30, 2014 and for the year ended December 31, 2013, the Group has paid out dividend, amounting to 75,385 million Won and 154,868 million Won in the consolidated statement of comprehensive income, respectively.

3)	Dividends to non-controlling interests

	For the six months ended June 30, 2014	For the year ended December 31, 2013
Woori Investment & Securities (*)	8,029	15,115
Woori Financial (*)	—	6,084

(*)	The entity was deconsolidated since the entity was sold during the six months ended June 30, 2014.

2.	SIGNIFICANT BASIS OF PREPARATION AND ACCOUNTING POLICIES

(1)	Basis of presentation

The Group’s condensed consolidated financial statements for the six months ended June 30, 2014 are prepared in accordance with K-IFRS 1034-Interim Financial Reporting. It is necessary to use the annual consolidated financial statements for the year ended December 31, 2013 for the understanding of these condensed consolidated financial statements.

The accompanying financial statements are the Group’s condensed consolidated financial statements in accordance with K-IFRS 1010-Consolidated Financial Statements.

Unless stated otherwise, the accounting policies have been applied consistently with the annual consolidated financial statements as of December 31, 2013 in order to prepare the condensed consolidated financial statements for the six months ended June 30, 2014.

1)	The Group has newly adopted the following new standards that affected the Group’s accounting policies.

Amendments to K-IFRS 1032 – Financial Instruments: Presentation

The amendments to K-IFRS 1032 clarify the requirement for the offset presentation of financial assets and financial liabilities. That is, the right to offset must not be conditional on the occurrence of future events and can be exercised anytime during the contract periods. The right to offset is executable even in the case of default or insolvency. The adoption of the amendments has no significant impact on the Group’s consolidated financial statements.

Amendments to K-IFRS 1110, 1112 and 1027– Investment Entities

Investment Entities introduced an exception to the principle in K-IFRS 1110 Consolidated financial statement that all subsidiaries shall be consolidated. The amendments define an investment entity and require a parent that is an investment entity to measure its investment in particular subsidiaries at fair value through profit or loss instead of consolidating those subsidiaries in its consolidated financial statements. Also, the new disclosure requirements for investment entities in accordance with the amendments of K-IFRS 1110 have been introduced by consequential amendments to K-IFRS 1112 Disclosure of Interests in Other Entities and K-IFRS 1027 Separate Financial Statements. The adoption of the amendments has no significant impact on the Group’s consolidated financial statements.

Amendments to K-IFRS 1039 – Financial Instruments: Recognition and Measurement

The amendments allowed the Parent company to use hedge accounting when, as a consequence of laws or regulations or the introduction of laws or regulations, the original counterparty to the hedging instrument is replaced by a central counterparty or an entity which is acting as counterparty in order to effect clearing by a central counterparty. The adoption of the amendments has no significant impact on the Group’s consolidated financial statements.

Enactment of K-IFRS 2121 – Levies

The enactment defines that the obligating event giving rise to the recognition of a liability to pay a levy is the activity that triggers the payment of the levy in accordance with the related legislation. The enactment has no significant impact on the Group’s consolidated financial statements.

In addition to the new amendments and enactments listed above, K-IFRS 1036, Impairment of Assets, had been amended to add clarifications about the disclosure requirement in relation to estimated recoverable amount for non-financial assets. The adoption of these amendments has no significant impact on the Group’s consolidated financial statements.

2)	The Group has not applied the following new and revised K-IFRSs that have been issued but are not yet effective:

Amendments to K-IFRS 1019 – Employee Benefits

If the amount of the contributions is independent from the numbers of years of service, the Group is permitted to recognize such contributions as a reduction in the service cost in the period in which the related service is rendered. The amendments are effective for the annual periods beginning on or after July 1, 2014. The Group anticipates that the amendment may not have significant impact on the Group’s consolidated financial statements.

Other amendments such as annual improvements may not have significant impact on the Group’s consolidated financial statements.

3.	SIGNIFICANT ACCOUNTING ESTIMATES AND ASSUMPTIONS

The significant accounting estimates and assumptions are continually evaluated and are based on historical experiences and various factors including expectations of future events that are considered to be reasonable. Actual results can differ from those estimates based on such definitions. The significant judgments which management has made about the application of the Group’s accounting policies and key sources of uncertainty in estimate do not differ from those used in preparing the consolidated financial statements for the year ended December 31, 2013.

4.	RISK MANAGEMENT

The Group’s operating activity is exposed to various financial risks. The Group is required to analyze and assess the level of complex risks, and determine the permissible level of risks and manage such risks.

The Group’s risk management procedures have been established to improve the quality of assets for holding or investment purposes by making decisions as how to avoid or mitigate risks through the identification of the source of the potential risks and their impact.

The Group has established an approach to manage the acceptable level of risks and reduce the excessive risks in financial instruments in order to maximize the profit given risks present, for which the Group has implemented processes for risk identification, assessment, control, and monitoring and reporting. The risk is managed by the risk management department in accordance with the Group’s risk management policy. The Risk Management Committee makes decisions on the risk strategies such as the avoidance of concentration on capital at risk and the establishment of acceptable level of risk.

(1)	Credit risk

Credit risk represents the possibility of financial losses incurred when the counterparty fails to fulfill its contractual obligations. The goals of credit risk management are to maintain the Group’s credit risk exposure to a permissible degree and to optimize its rate of return considering such credit risk.

1)	Credit risk management

The Group considers the probability of failure of its counterparties in performing their obligations, credit exposure to the counterparty, the related default risk and the rate of default loss. The Group uses the credit rating model to assess the possibility of counterparty’s default risk; and when assessing the obligor’s credit grade, the Group utilizes credit grades derived using statistical methods. In order to manage credit risk limit, the Group establishes the appropriate credit line per obligor, company or industry. It monitors obligor’s credit line, total exposures and loan portfolios when approving the loan.

The Group mitigates credit risk resulting from the obligor’s credit condition by using financial and physical collateral, guarantees, netting agreements and credit derivatives. The Group has adopted the entrapment method to mitigate its credit risk. Credit risk mitigation is reflected in qualifying financial collateral, trade receivables, guarantees, residential and commercial real estate and other collaterals. The Group regularly performs a revaluation of collateral reflecting such credit risk mitigation.

2)	Maximum exposure to credit risk

The Group’s maximum exposure to credit risk refers to net book value of financial assets net of allowances, which shows the uncertainties of maximum changes of net value of financial assets attributable to a particular risk without considering collateral and other credit enhancements obtained. However, the maximum exposure is the fair value amount (recorded on the books) for derivatives, maximum contractual obligation for payment guarantees and loan commitment for loan contracts.

The maximum exposure to credit risk is as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Loans and receivables:
Korean treasury and government agencies	16,033,637	14,872,194
Banks	13,462,085	21,881,697
Corporates	89,906,232	84,596,916
Consumers	94,444,122	90,561,566

Sub-total	213,846,076	211,912,373

Financial assets at fair value through profit or loss (“FVTPL”):
Deposits indexed to gold prices	11,870	9,299
Debt securities held for trading	2,495,771	2,235,880
Designated at FVTPL	1,555	2,676
Derivative for trading	2,280,448	2,184,431

Sub-total	4,789,644	4,432,286

Available-for-sale (“AFS”) debt securities	12,917,905	12,404,693
Held-to-maturity (“HTM”) securities	13,302,549	12,038,820
Derivative assets (hedging)	151,163	131,410
Off-balance sheet items (*):
Guarantees	17,544,145	22,800,853
Loan commitments	84,524,814	90,728,033

Sub-total	102,068,959	113,528,886

Total	347,076,296	354,448,468

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

a)	Credit risk exposure by geographical areas

The following tables analyze credit risk exposure by geographical areas (Unit: Korean Won in millions):

	June 30, 2014
	Korea	China	USA	UK	Japan	Others	Total
Loans and receivables	205,011,452	2,512,361	1,822,232	500,965	306,505	3,692,561	213,846,076
Financial assets at FVTPL	4,775,177	2,553	—	11,895	19	—	4,789,644
AFS debt securities	12,681,129	27,922	85,014	—	—	123,840	12,917,905
HTM securities	13,280,229	—	9,186	—	—	13,134	13,302,549
Derivative assets (hedging)	151,163	—	—	—	—	—	151,163
Off-balance sheet items	99,925,442	520,505	83,232	8,938	31,974	1,498,868	102,068,959

Total	335,824,592	3,063,341	1,999,664	521,798	338,498	5,328,403	347,076,296

	December 31, 2013
	Korea	China	USA	UK	Japan	Others	Total
Loans and receivables	203,301,096	2,441,585	1,828,229	547,221	457,539	3,336,703	211,912,373
Financial assets at FVTPL	4,422,338	565	—	9,381	2	—	4,432,286
AFS debt securities	12,176,165	34,051	96,030	—	—	98,447	12,404,693
HTM securities	12,016,036	—	10,048	—	—	12,736	12,038,820
Derivative assets (hedging)	131,410	—	—	—	—	—	131,410
Off-balance sheet items (*)	111,146,808	581,961	82,389	9,952	27,864	1,679,912	113,528,886

Total	343,193,853	3,058,162	2,016,696	566,554	485,405	5,127,798	354,448,468

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

b)	Credit risk exposure by industries

The following tables analyze credit risk exposure by industries, which are service, manufacturing, finance and insurance, construction, individuals and others in accordance with the Korea Standard Industrial Classification Code (Unit: Korean Won in millions):

	June 30, 2014
	Service	Manufacturing	Finance and insurance	Construction	Individuals	Others	Total
Loans and receivables	42,159,754	37,276,790	31,761,311	5,692,796	87,612,228	9,343,197	213,846,076
Financial assets at FVTPL	62,838	180,779	3,066,099	35,869	—	1,444,059	4,789,644
AFS debt securities	97,698	29,333	7,292,789	50,717	—	5,447,368	12,917,905
HTM securities	20,151	—	6,210,146	507,771	—	6,564,481	13,302,549
Derivative assets (hedging)	—	—	151,163	—	—	—	151,163
Off-balance sheet items	16,917,213	34,516,658	12,472,962	5,446,506	26,788,043	5,927,577	102,068,959

Total	59,257,654	72,003,560	60,954,470	11,733,659	114,400,271	28,726,682	347,076,296

	December 31, 2013
	Service	Manufacturing	Finance and insurance	Construction	Individuals	Others	Total
Loans and receivables	43,027,515	36,041,492	36,069,888	5,623,901	84,046,353	7,103,224	211,912,373
Financial assets at FVTPL	104,057	191,704	2,857,233	41,036	—	1,238,256	4,432,286
AFS debt securities	721,369	20,272	7,955,483	51,389	—	3,656,180	12,404,693
HTM securities	1,217,386	—	5,175,848	498,025	—	5,147,561	12,038,820
Derivative assets (hedging)	—	—	131,410	—	—	—	131,410
Off-balance sheet items (*)	16,896,597	37,487,291	11,046,293	5,644,958	26,388,435	16,065,312	113,528,886

Total	61,966,924	73,740,759	63,236,155	11,859,309	110,434,788	33,210,533	354,448,468

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

3)	Credit risk of loans and receivables

The credit exposure of loans and receivables by customer and loan condition are as follows (Unit: Korean Won in millions):

	June 30, 2014
			Corporates
	Korean treasury and government agencies	Banks	General business	Small & medium sized enterprise	Project financing	Sub-total	Consumers	Total
Loans and receivables neither overdue nor impaired	16,037,375	13,471,993	52,798,640	28,685,952	6,276,009	87,760,601	93,307,365	210,577,334
Loans and receivables overdue but not impaired	489	5	103,800	182,359	—	286,159	941,375	1,228,028
Impaired loans and receivables	—	—	3,244,495	686,253	727,919	4,658,667	715,882	5,374,549

Gross loans and receivables	16,037,864	13,471,998	56,146,935	29,554,564	7,003,928	92,705,427	94,964,622	217,179,911

Allowance for credit losses	4,227	9,913	1,833,885	718,712	246,598	2,799,195	520,500	3,333,835

Total, net	16,033,637	13,462,085	54,313,050	28,835,852	6,757,330	89,906,232	94,444,122	213,846,076

	December 31, 2013
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small & medium sized enterprise	Project financing	Sub-total

Loans and receivables neither overdue nor impaired	14,869,648	21,921,676	49,104,458	28,001,139	5,504,083	82,609,680	88,953,950	208,354,954
Loans and receivables overdue but not impaired	7,283	1,308	168,958	177,461	—	346,419	1,332,874	1,687,884
Impaired loans and receivables	16	—	3,316,464	720,569	716,515	4,753,548	763,603	5,517,167

Gross loans and receivables	14,876,947	21,922,984	52,589,880	28,899,169	6,220,598	87,709,647	91,050,427	215,560,005

Allowance for credit losses	4,753	41,287	2,172,271	644,967	295,493	3,112,731	488,861	3,647,632

Total, net	14,872,194	21,881,697	50,417,609	28,254,202	5,925,105	84,596,916	90,561,566	211,912,373

a)	Credit quality of loans and receivables

The Group manages its loans and receivables, (neither overdue nor impaired, net of allowance) through an internal rating system. Segregation of credit quality is as follows (Unit: Korean Won in millions):

	June 30, 2014
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small & medium sized enterprise	Project financing	Sub-total

Upper grade (*1)	16,033,148	13,462,080	37,049,333	10,001,005	4,170,624	51,220,962	88,377,148	169,093,338
Lower grade (*2)	—	—	15,296,154	18,330,999	2,051,847	35,679,000	4,742,406	40,421,406

Total	16,033,148	13,462,080	52,345,487	28,332,004	6,222,471	86,899,962	93,119,554	209,514,744

Value of collateral	—	353,597	17,052,855	22,348,806	3,152,078	42,553,739	75,111,780	118,019,116

	December 31, 2013
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small & medium sized enterprise	Project financing	Sub-total

Upper grade (*1)	14,864,038	21,879,940	35,057,014	9,311,697	3,992,583	48,361,294	83,676,603	168,781,875
Lower grade (*2)	890	454	13,399,524	18,376,965	1,440,708	33,217,197	5,089,040	38,307,581

Total	14,864,928	21,880,394	48,456,538	27,688,662	5,433,291	81,578,491	88,765,643	207,089,456

Value of collateral	4,223	424,930	17,144,365	21,997,841	2,491,742	41,633,948	69,353,323	111,416,424

(*1)	AAA~BBB for Corporates, and 1~6 level for Consumers
(*2)	BBB- ~C for Corporates, and 7~10 level for Consumers

Allowances for credit losses, for loans and receivables neither overdue nor impaired, amounting to 1,062,590 million Won and 1,265,498 million Won as of June 30, 2014 and December 31, 2013, respectively, which are deducted from the loans and receivables above.

b)	Aging analysis of loans and receivables

Aging analysis of loans and receivables (overdue but not impaired, net of allowance) is as follows (Unit: Korean Won in millions):

	June 30, 2014
Past due	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small & medium sized enterprise	Project financing	Sub-total

Less than 30 days	489	5	96,047	114,531	—	210,578	736,884	947,956
30 to 60 days	—	—	3,393	28,034	—	31,427	98,989	130,416
60 to 90 days	—	—	516	13,087	—	13,603	57,905	71,508

Total	489	5	99,956	155,652	—	255,608	893,778	1,149,880

Value of collateral (*)	—	—	6,859	121,815	—	128,674	647,245	775,919

	December 31, 2013
Past due	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small & medium sized enterprise	Project financing	Sub-total

Less than 30 days	7,260	1,304	148,791	151,278	—	300,069	1,125,652	1,434,285
30 to 60 days	7	—	7,619	12,268	—	19,887	80,271	100,165
60 to 90 days	—	—	9,871	1,534	—	11,405	52,384	63,789

Total	7,267	1,304	166,281	165,080	—	331,361	1,258,307	1,598,239

Value of collateral (*)	—	—	61,370	144,242	—	205,612	965,941	1,171,553

(*)      The collateral value held is the recoverable amount used when calculating provision for credit losses.

Allowances for credit losses, related to loans and receivables that are overdue but not impaired, amounting to 78,148 million Won and 89,645 million Won as of June 30, 2014 and December 31, 2013, respectively, are deducted from the amounts of loans and receivables presented above.

c)        Impaired loans and receivables

Impaired loans and receivables, net of allowance is as follows (Unit: Korean Won in millions):

	June 30, 2014
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small & medium sized enterprise	Project financing	Sub-total

Impaired loans	—	—	1,867,611	348,195	534,859	2,750,665	430,787	3,181,453
Value of collateral (*)	—	—	1,158,040	399,157	136,000	1,693,197	368,706	2,061,903

	December 31, 2013
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small & medium sized enterprise	Project financing	Sub-total

Impaired loans	—	—	1,794,791	400,459	491,815	2,687,065	537,613	3,224,678
Value of collateral (*)	—	—	1,275,724	458,426	91,000	1,825,150	502,797	2,327,947

(*)	The collateral value held is recoverable amount used when calculating provision for credit losses.

Allowances for credit losses, related to impaired loans and receivables amounting to 2,193,097 million Won and 2,292,489 million Won as of June 30, 2014 and December 31, 2013, respectively, are deducted from the amounts of impaired loans and receivables presented above.

4)	Credit risk of debt securities

The Group manages debt securities based on the external credit rating. Credit soundness of debt securities on the basis of External Credit Assessment Institution (ECAI)’s rating is as follows (Unit: Korean Won in millions):

	June 30, 2014
	Debt securities held for trading	Designated at FVTPL	AFS debt securities	HTM securities	Total
AAA	1,802,101	—	10,572,567	13,280,373	25,655,041
AA- ~ AA+	402,638	—	837,013	7,387	1,247,038
BBB- ~ A+	291,032	1,555	1,501,427	14,789	1,808,803
Below BBB-	—	—	6,898	—	6,898
Default grade	—	—	—	—	—

Total	2,495,771	1,555	12,917,905	13,302,549	28,717,780

	December 31, 2013
	Debt securities held for trading	Designated at FVTPL	AFS debt securities	HTM securities	Total
AAA	1,484,997	—	10,402,289	12,005,952	23,893,238
AA- ~ AA+	638,393	—	961,637	17,540	1,617,570
BBB- ~ A+	112,490	2,676	1,032,555	15,328	1,163,049
Below BBB-	—	—	8,212	—	8,212
Default grade	—	—	—	—	—

Total	2,235,880	2,676	12,404,693	12,038,820	26,682,069

(2)	Market risk

Market risk is the possible risk of loss arising from trading activities and non-trading activities in the volatility of market factors such as interest rates, stock prices and foreign exchange rates.

Market risk occurs as a result of changes in the interest rates and foreign exchange rates for financial instruments that are not yet settled, and all contracts are exposed to a certain level of volatility according to changes in the interest rates, credit spreads, foreign exchange rates and the price of equity securities.

1)	Market risk management

For trading activities and non-trading activities, the Group avoids, bears or mitigates risks by identifying the underlying source of the risks, measuring parameters and evaluating their appropriateness.

At the beginning of each year, the Risk Management Committee establishes a VaR limit, loss limit and risk capital limit by subsidiaries for its management purposes. The limit by investment desk/dealer is independently managed to the extent of the limit given to subsidiaries and the limit by investment and loss cut is managed by the risk management personnel with department.

The Group uses both a standard-based and an internal model-based approach to measure market risk. The standard-based approach is used to calculate individual market risk of owned capital while the internal model-based approach is used to calculate general capital market risk and to measure internal risk. For the trading activities, the Risk Management department measures the Value at Risk (“VaR”, maximum losses) limit by department, risk factor and loss limit on a daily basis and reports regularly to the Risk Management Committee.

2)	Sensitivity analysis of market risk

The Group performs the sensitivity analyses for both trading and non-trading activities. For the trading activities, the Group uses a VaR model which uses certain assumptions of possible fluctuations in market conditions and, by conducting simulations of gains and losses, estimates the maximum losses that may occur. A VaR model predicts based on statistics of possible losses on the portfolio at a certain period currently or in the future. It indicates the maximum expected loss with at least 99% credibility. In short, there exists a one percent possibility that the actual loss might exceed the predicted loss generated from the VaR’s calculation. The actual results are periodically monitored to examine the validity of the assumptions and variables and factors that are used in VaR’s calculations. However, this approach cannot prevent the loss when the market fluctuation exceeds expectation.

For the non-trading activities, Woori Bank, the Group’s bank subsidiary, calculated its interest rate Earning at Risk (“EaR”) and interest rate VaR, which is based on the simulations of the Net Interest Income (“NII”) and Net Present Value (“NPV”), ,and the risks for all other subsidiaries are measured and managed by the interest rate EaR and the interest rate VaR calculations based on the Bank for International Settlements (“BIS”) Framework.

NII is a profit based indicator for displaying profit changes in the short term due to short term interest changes. It will be estimated as subtracting interest expenses of liabilities from the interest income of assets. NPV is an indicator for displaying risks in economical view according to unfavorable changes related to interest rate. It will be estimated as subtracting the present value of liabilities from the present value of assets. EaR shows the maximum profit-loss amount, which indicates the maximum deduction amount caused by the unfavorable changes related to the interest rate of a certain period of time. Interest rate VaR shows the potential maximum loss generated by the unfavorable changes during a certain period of time in the present or future.

a)	Trading activities

The minimum, maximum and average VaR for the six months ended June 30, 2014 and the year ended December 2013, respectively, and the VaR as of June 30, 2014 and December 31, 2014, respectively, are as follows (Unit: Korean Won in millions):

	As of June 30, 2014	For the six months ended June 30, 2014			As of December 31, 2013	For the year ended December 31, 2013
		Average	Maximum	Minimum		Average	Maximum	Minimum
Interest rate	(1,569)	(2,569)	(14,948)	(1,509)	(4,494)	(5,458)	(8,314)	(2,861)
Stock price	(914)	(1,268)	(1,835)	(494)	(2,598)	(3,462)	(7,863)	(1,211)
Foreign currencies	(2,826)	(3,120)	(4,051)	(1,998)	(4,681)	(2,573)	(7,063)	(1,046)
Commodity price	(15)	(24)	(73)	(2)	(236)	(104)	(296)	(11)

Total	(3,383)	(3,849)	(14,516)	(2,415)	(4,077)	(5,993)	(11,537)	(3,594)

b)	Non-trading activities

The NII and NPV are calculated, respectively, by using the simulation method for Woori Bank Co., Ltd.. The scenario responding to interest rate (“IR”) changes are as follows (Unit: Korean Won in millions):

	June 30, 2014		December 31, 2013
	NII	NPV	NII	NPV
Base case	4,338,309	20,270,346	4,318,603	19,891,571
Base case (Prepay)	4,343,081	19,959,391	4,326,237	19,797,345
IR 100bp up	4,698,298	20,047,824	4,649,765	19,592,890
IR 100bp down	3,978,395	20,496,584	3,999,501	20,196,634
IR 200bp up	5,058,284	19,832,299	4,980,926	19,303,086
IR 200bp down	3,610,591	20,725,302	3,660,083	20,505,801
IR 300bp up	5,418,268	19,624,671	5,312,085	19,023,229
IR 300bp down	2,940,160	20,950,267	3,078,248	20,814,596

The EaR and VaR calculated based on the BIS Framework of the Parent company and its subsidiaries excluding Woori Bank Co., Ltd. are as follows (Unit: Korean Won in millions):

June 30, 2014		December 31, 2013(*)
EaR	VaR	EaR	VaR
227,752	(119,430)	216,894	(122,111)

(*)	The amounts are calculated after excluding the subsidiaries classified into disposal group held-for-sale and disposal groups held for distribution to owners.

The Group estimates and manages risks related to changes in interest rate due to the difference in the sensitivity of interest-yielding assets and the sensitivity of liabilities. Cash flows of principal amounts and interests from interest bearing assets and liabilities by maturity date are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~
Asset:
Loans and receivables	233,989,013	121,861,330	34,356,776	7,774,322	7,114,398	39,639,733	23,242,454
AFS financial assets	15,359,214	3,896,430	1,635,468	1,007,962	1,759,938	6,384,298	675,118
HTM financial assets	14,142,476	1,929,808	949,484	1,585,154	546,783	8,950,140	181,107

Total	263,490,703	127,687,568	36,941,728	10,367,438	9,421,119	54,974,171	24,098,679

Liability:
Deposits due to customers	182,169,945	83,992,048	29,690,487	24,296,489	16,697,652	27,326,389	166,880
Borrowings	16,223,624	8,680,268	1,489,710	762,101	1,075,693	3,597,209	618,643
Debentures	25,710,345	2,513,125	1,610,161	3,152,848	2,264,629	11,263,447	4,906,135

Total	224,103,914	95,185,441	32,790,358	28,211,438	20,037,974	42,187,045	5,691,658

	December 31, 2013
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~
Asset:
Loans and receivables	230,510,941	123,186,070	30,432,033	6,240,458	6,574,447	39,368,089	24,709,844
AFS financial assets	15,850,016	3,864,020	2,393,116	1,996,313	1,787,193	5,238,514	570,860
HTM financial assets	12,880,948	1,517,385	819,001	902,301	651,094	8,867,128	124,039

Total	259,241,905	128,567,475	33,644,150	9,139,072	9,012,734	53,473,731	25,404,743

Liability:
Deposits due to customers	176,552,076	86,844,984	23,433,437	18,633,703	21,553,076	25,987,995	98,881
Borrowings	18,430,554	11,852,791	1,330,879	858,290	969,707	2,790,961	627,926
Debentures	23,690,713	3,027,115	2,381,803	2,367,059	1,775,147	10,284,954	3,854,635

Total	218,673,343	101,724,890	27,146,119	21,859,052	24,297,930	39,063,910	4,581,442

3)	Currency risk

Currency risk arises from monetary financial instruments denominated in foreign currencies other than the functional currency. Therefore, no currency risk arises from non-monetary items or financial instruments denominated in the functional currency.

Financial instruments in foreign currencies exposed to currency risk are as follows (Unit: USD in millions, JPY in millions, CNY in millions, EUR in millions, and Korean Won in millions):

	June 30, 2014
	USD		JPY		CNY		EUR		Others	Total
	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Won equivalent	Won equivalent
Asset:
Loans and receivables	22,158	22,476,228	150,719	1,507,185	14,909	2,432,182	922	1,275,882	2,036,844	29,728,321
Financial assets at FVTPL	192	194,550	171	1,712	—	52	—	372	2,252	198,938
AFS financial assets	177	179,633	112	1,117	169	27,627	3	3,856	70,215	282,448
HTM financial assets	9	9,186	—	—	—	—	—	—	13,133	22,319

Total	22,536	22,859,597	151,002	1,510,014	15,078	2,459,861	925	1,280,110	2,122,444	30,232,026

Liability:
Financial liabilities at FVTPL	205	207,818	957	9,569	1	204	1	1,083	5,713	224,387
Deposits due to customer	7,439	7,545,664	92,006	920,059	12,729	2,076,421	282	390,907	857,706	11,790,757
Borrowings	6,689	6,785,664	52,652	526,517	150	24,502	240	332,139	79,530	7,748,352
Debentures	4,411	4,474,933	49,844	498,439	—	—	—	—	634,321	5,607,693
Other financial liabilities	3,796	3,850,608	4,741	47,410	439	71,624	40	55,019	109,594	4,134,255

Total	22,540	22,864,687	200,200	2,001,994	13,319	2,172,751	563	779,148	1,686,864	29,505,444

Off-balance sheet items	11,012	11,170,425	42,139	421,389	323	52,712	683	945,038	656,385	13,245,949

	December 31, 2013
	USD		JPY		CNY		EUR		Others	Total
	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Won equivalent	Won equivalent
Asset:
Loans and receivables	22,466	23,708,073	171,352	1,721,503	14,923	2,597,962	928	1,351,360	2,004,478	31,383,376
Financial assets at FVTPL	233	245,407	203	2,039	1	87	—	721	13	248,267
AFS financial assets	186	196,293	359	3,604	197	34,249	10	14,546	72,705	321,397
HTM financial assets	10	10,048	—	—	—	—	—	—	12,737	22,785

Total	22,895	24,159,821	171,914	1,727,146	15,121	2,632,298	938	1,366,627	2,089,933	31,975,825

Liability:
Financial liabilities at FVTPL	232	244,697	1,136	11,409	—	6	1	1,318	781	258,211
Deposits due to customer	7,587	8,006,774	92,928	933,611	12,644	2,201,223	215	313,102	809,911	12,264,621
Borrowings	6,425	6,778,743	52,168	524,112	172	29,979	195	283,554	101,696	7,718,084
Debentures	3,855	4,068,688	49,977	502,095	—	—	—	—	649,383	5,220,166
Other financial liabilities	3,974	4,193,863	10,308	103,560	366	63,632	181	262,895	111,756	4,735,706

Total	22,073	23,292,765	206,517	2,074,787	13,182	2,294,840	592	860,869	1,673,527	30,196,788

Off-balance sheet items	11,267	11,889,690	53,321	535,690	2,425	422,086	813	1,183,515	650,043	14,681,024

(3)	Liquidity risk

Liquidity risk refers to the risk that the Group may encounter difficulties in meeting obligations from its financial liabilities.

1)	Liquidity risk management

Liquidity risk management is to prevent potential cash shortages as a result of mismatching the use of funds (assets) and sources of funds (liabilities) or unexpected cash outflows. Of the financial liabilities on the consolidated statements of financial position, financial liabilities in relation to liquidity risk become the objects of liquidity risk management. Derivatives are excluded from those financial liabilities as they reflect expected cash flows for a pre-determined period.

Assets and liabilities are grouped by account under Asset Liability Management (“ALM”) in accordance with the characteristics of the account. The Group manages liquidity risk by identifying the maturity gap and such gap ratio through various cash flows analysis (i.e. based on remaining maturity and contract period, etc.), while maintaining the gap ratio at or below the target limit.

2)	Maturity analysis of non-derivative financial liabilities

a)	Cash flows of principals and interests by remaining contractual maturities of non-derivative financial liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years~
Financial liabilities at FVTPL	467,020	283,685	2,537	2,509	2,565	174,893	831
Deposits due to customers	186,099,614	101,748,282	25,809,219	22,060,589	25,234,465	7,255,654	3,991,405
Borrowings	16,233,969	7,237,347	1,745,250	1,088,593	1,841,424	3,703,191	618,164
Debentures	25,710,550	2,499,725	1,623,986	3,152,238	2,265,028	11,263,294	4,906,279
Other financial liabilities	12,649,068	9,591,948	21,884	5,660	5,110	17,336	3,007,130

Total	241,160,221	121,360,987	29,202,876	26,309,589	29,348,592	22,414,368	12,523,809

	December 31, 2013
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years~
Financial liabilities at FVTPL	581,286	346,961	3,340	3,340	3,035	205,120	19,490
Deposits due to customers	180,131,227	103,866,802	19,472,528	15,979,827	30,414,045	6,750,974	3,647,051
Borrowings	18,784,649	10,435,356	2,431,265	1,030,024	1,023,257	3,238,167	626,580
Debentures	24,050,755	2,502,459	2,580,470	2,582,639	1,897,653	10,602,113	3,885,421
Other financial liabilities	15,402,545	12,279,832	30,797	6,873	6,508	30,363	3,048,172

Total	238,950,462	129,431,410	24,518,400	19,602,703	33,344,498	20,826,737	11,226,714

b)	Cash flows of principals and interests by expected maturities of non-derivative financial liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years~
Financial liabilities at FVTPL	467,020	283,685	2,537	2,509	2,565	174,893	831
Deposits due to customers	185,440,757	114,860,520	28,133,418	19,743,737	14,005,381	5,921,509	2,776,192
Borrowings	16,233,969	7,237,574	1,745,075	1,088,537	1,841,424	3,703,195	618,164
Debentures	25,710,550	2,499,725	1,623,986	3,152,238	2,265,028	11,263,293	4,906,280
Other financial liabilities	12,649,068	9,591,948	21,884	5,660	5,110	17,336	3,007,130

Total	240,501,364	134,473,452	31,526,900	23,992,681	18,119,508	21,080,226	11,308,597

	December 31, 2013
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years~
Financial liabilities at FVTPL	581,286	346,961	3,340	3,340	3,035	205,120	19,490
Deposits due to customers	179,425,749	116,221,395	22,274,753	15,048,483	17,584,271	5,126,753	3,170,094
Borrowings	18,784,649	10,435,358	2,431,263	1,030,024	1,023,257	3,238,167	626,580
Debentures	24,050,755	2,502,461	2,580,469	2,582,639	1,897,652	10,602,113	3,885,421
Other financial liabilities	15,402,545	12,279,832	30,797	6,873	6,508	30,363	3,048,172

Total	238,244,984	141,786,007	27,320,622	18,671,359	20,514,723	19,202,516	10,749,757

3)	Maturity analysis of derivative financial liabilities is as follows (Unit: Korean Won in millions):

	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years~
June 30, 2014	2,237,600	2,235,650	1,326	224	400	—	—
December 31, 2013	2,105,548	2,098,291	2,805	4,409	43	—	—

4)	Maturity analysis of off-balance accounts are as follows (Unit: Korean Won in millions):

The Group provides guarantees on behalf of customers. A financial guarantee represents an irrevocable undertaking that the Group will meet a customer’s obligations to third parties if the customer fails to do so. Under a loan commitment, the Group agrees to make funds available to a customer in the future. Loan commitments which are usually for a specified term may be unconditionally cancellable or may persist, provided all conditions in the loan facility are satisfied or waived. Commitments to lend include commercial standby facilities and credit lines, liquidity facilities to commercial paper conduits and utilized overdraft facilities. Guarantees and loan commitments like guarantees for debenture issuance and guarantees for loans which are financial guarantee provided by the Group have expiration dates. However, under the terms of the guarantees and loan commitments, amounts are funded upon demand by the counterparty. Details of off-balance accounts are as follows (Unit: Korea Won in millions):

	June 30, 2014	December 31, 2013 (*)
Guarantees	17,544,145	22,800,853
Loan commitments	84,524,814	90,728,033

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

Although not included in the maturity tables above, these off-balance sheet transactions may be drawn down within three months which is the earliest date loan commitments can be drawn down or guarantees would be called.

(4)	Capital management

In accordance with regulations for financial holding companies, the Group is required to maintain a minimum 8% of the capital adequacy ratio with high capital risk. The capital adequacy ratio is based on Basel III of Basel Committee on Banking Supervision and Basel III was applied from the end of December, 2013. The capital adequacy ratio is calculated by dividing own capital by asset (weighted with a risk premium – risk weighted assets) based on the financial statements of a holding company which owns a bank as its subsidiary (the “bank holding company”) and its subsidiaries.

According to regulations for financial holding companies, the Group is required to meet the following new minimum requirements: 4.0% Common Equity Tier 1 ratio, 5.5% Tier 1 capital ratio and 8.0% total capital ratio at the end of 2014.

Furthermore, the Group also uses an equity-to-assets ratio as an index to manage capital. The equity-to-assets ratio is calculated by dividing total amount of capital by total amount of assets based on the financial statements of the bank holding company and its subsidiaries. The Group’s equity-to-assets ratio as of June 30, 2014 and December 31, 2013 are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Shareholders’ equity	17,806,217	22,876,769
Total assets	258,660,716	340,690,382

Equity-to-assets ratio	6.88%	6.71%

5.	Operating Segments

The Group’s Chief Operation Decision Maker (the “CODM”) is the Chief Financial Officer of the Group. In evaluating the results of the Group and allocating resources, the CODM utilizes the segment by types of customers. This financial information of the segments is regularly reviewed by the CODM to make decisions about resources to be allocated to each segment and evaluate its performance.

(1)	Segment by types of customers

The Group’s reporting segments comprise the following customers: consumer banking, corporate banking, investment banking, capital market, and headquarters and others. The reportable segments are classified based on the target customers for whom the service is being provided. Meanwhile, the reporting operating segments financial information was changed due to the completion impacted of by the spin-off of Kwangju Bank and Kyongnam Bank and sales of Woori Investment Securities Co., Ltd., Woori Financial Co., Ltd., Woori F&I Co., Ltd., Woori Asset Management Co., Ltd. and Woori FG Savings Bank Co., Ltd. for occurred during the six months ended June 30, 2014 (Notes 49 and 50). Thus, the operating segments financial information as of the comparative date and for the comparative period was has been restated to exclude assets and liabilities directly associated with disposal group held-for-sale and held for distribution to owners, and income and expenses from discontinued operations, respectively, for comparison purpose.

Details of products and services
Consumer banking	Loans/deposits and financial services for consumer
Corporate banking	Loans/deposits and export/import, financial services for corporations
Investment banking	Domestic/foreign investment, structured finance, M&A, Equity & fund investment related business, venture advisory related tasks, real estate SOC development practices, etc.
Capital market	Fund management, Investment securities and derivatives business
Headquarter and others	Sector does not correspond to the above operating segments.

The details of assets and liabilities by each segment are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Consumer banking	Corporate banking	Investment banking	Capital market	Others	Sub-total	Inter-segment transaction	Total
Assets	75,706,204	93,013,743	6,890,629	7,783,493	90,528,365	273,922,434	(15,261,718)	258,660,716
Liabilities	49,870,923	135,432,224	103,402	6,512,638	46,720,209	238,639,396	2,215,103	240,854,499

	December 31, 2013
	Consumer banking	Corporate banking	Investment banking	Capital market	Others	Sub-total	Inter-segment transaction	Total
Assets	74,305,224	89,900,968	7,038,975	10,778,521	95,589,309	277,612,997	(21,919,713)	255,693,284
Liabilities	45,336,744	135,083,652	105,146	10,006,252	48,783,007	239,314,801	(431,228)	238,883,573

(Unit: Korean Won in millions)

	For the six months ended June 30, 2014
	Consumer banking	Corporate banking	Investment banking	Capital market	Others	Sub-total	Inter- segment transaction	Total
Net interest income	360,104	435,208	7,086	7,935	219,971	1,030,304	1,179,860	2,210,164
Interest income	750,678	910,221	54,641	6,636	686,561	2,408,737	2,198,940	4,607,677
Interest expenses	400,998	546,186	6	20	431,223	1,378,433	1,019,080	2,397,513
Inter-segment	10,424	71,173	(47,549)	1,319	(35,367)	—	—	—
Net non-interest income	125,254	103,501	22,868	5,681	356,699	614,003	(433,924)	180,079
Non-interest income	154,008	105,072	99,257	753,867	1,333,781	2,445,985	1,803,491	4,249,476
Non-interest expenses	33,922	8,525	76,389	748,186	964,960	1,831,982	2,237,415	4,069,397
Inter-segment	5,168	6,954	—	—	(12,122)	—	—	—
Other expenses	409,348	159,165	(2,048)	18,329	394,520	979,314	726,599	1,705,913
Administrative expenses	395,011	189,016	2,491	3,678	296,119	886,315	558,919	1,445,234
Impairment losses on credit loss and others	14,337	(29,851)	(4,539)	14,651	98,401	92,999	167,680	260,679
Operating income	76,010	379,544	32,002	(4,713)	182,150	664,993	19,337	684,330
Non-operating income	(17,079)	(991)	11,608	2	412,991	406,531	(441,405)	(34,874)
Net income before income tax expense	58,931	378,553	43,610	(4,711)	595,141	1,071,524	(422,068)	649,456
Income tax expense	14,262	91,609	10,553	(1,138)	(319,279)	(203,993)	367,810	163,817
Net income from continuing operation	44,669	286,944	33,057	(3,573)	914,420	1,275,517	(789,878)	485,639

(Unit: Korean Won in millions)

	For the six months ended June 30, 2013
	Consumer banking	Corporate banking	Investment banking	Capital market	Others	Sub-total	Inter- segment transaction	Total
Net interest income	805,024	998,105	10,873	22,053	233,507	2,069,562	155,543	2,225,105
Interest income	1,714,661	1,949,132	135,887	26,923	928,651	4,755,254	37,289	4,792,543
Interest expenses	835,118	1,166,167	704	56	683,647	2,685,692	(118,254)	2,567,438
Inter-segment	(74,519)	215,140	(124,310)	(4,814)	(11,497)	—	—	—
Net non-interest income	170,452	210,727	23,117	(26,299)	589,309	967,306	(544,866)	422,440
Non-interest income	321,491	285,047	245,550	3,638,020	1,774,019	6,264,127	(355,832)	5,908,295
Non-interest expenses	158,033	86,624	222,433	3,664,319	1,165,412	5,296,821	189,034	5,485,855
Inter-segment	6,994	12,304	—	—	(19,298)	—	—	—
Other expenses	828,457	1,205,631	64,670	7,505	383,399	2,489,662	(123,697)	2,365,965
Administrative expenses	788,058	403,796	6,800	9,442	349,725	1,557,821	(112,084)	1,445,737
Impairment losses on credit loss and others	40,399	801,835	57,870	(1,937)	33,674	931,841	(11,613)	920,228
Operating income	147,019	3,201	(30,680)	(11,751)	439,417	547,206	(265,626)	281,580
Non-operating income	(13,709)	(2,408)	18,861	(176)	75,932	78,500	(56,422)	22,078
Net income before income tax expense	133,310	793	(11,819)	(11,927)	515,349	625,706	(322,048)	303,658
Income tax expense	32,261	191	(2,860)	(2,886)	111,679	138,385	(102,659)	35,726
Net income from continuing operation	101,049	602	(8,959)	(9,041)	403,670	487,321	(219,389)	267,932

(2)	Information on products and services

The products of the Group are classified as interest-bearing products such as loans, deposits and debt securities and non-interest bearing products such as loan commitment, credit commitment, equity securities, and credit card service. This classification of products has been reflected in the segment information presenting interest income and non-interest income.

(3)	Information on geographical areas

Of the Group’s revenue (interest income and non-interest income) from services, revenue from the domestic customers for the six months ended June 30, 2014 and 2013 amounted to 8,601,069 million Won and 10,383,123 million Won, respectively, and revenue from the foreign customers amounted to 256,084 million Won and 317,715 million Won, respectively. Of the Group’s non-current assets (investments in joint ventures and associates, investment properties, premises and equipment and intangible assets), non-current assets attributed to domestic subsidiaries as of June 30, 2014 and December 31, 2013 are 3,656,494 million Won and 3,730,455 million Won, respectively, and the ones attributed to foreign subsidiaries, that are generally foreign sub-subsidiaries and branches, are 26,319 million Won and 33,102 million Won, respectively.

6.	Cash and cash equivalents

Details of cash and cash equivalents on the statement of cash flow are as follows (Unit: Korean won in millions):

	June 30, 2014	December 31, 2013
Cash	2,217,560	2,218,818
Demand deposits	1,562,087	2,083,087
Time deposits	799,501	664,257
Others	519,858	511,487

Total	5,099,006	5,477,649

As of January 1, 2014, Cash and cash equivalents on the statement of cash flows include the cash and cash equivalent directly associated with disposal group held-for-sale amounting to 303,202 million Won and the cash and cash equivalent directly associated with disposal group held for distribution to owners amounting to 691,608 million Won (Notes 49 and 50).

7.	Restricted Deposits

Details of restricted deposits are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013 (*)
Financial assets at FVTPL:
Korea Finance Security Co., Ltd.	—	783,806	Regulation on supervision of securities business
AFS financial assets:
Korea Exchange	—	7,665	Collective fund for loss
Loans and receivables:
Due from banks in local currency
The Bank of Korea	8,481,189	9,581,701	Reserve deposits
Korea Exchange	250	501	Deposits for required allotted charges
Korea Finance Security Co., Ltd.	—	250,140	Regulation on supervision of securities business
Samsung Security and others	11,786	179,609	Margins
Shinhan Bank and others	17	80	Deposits for opening account, etc.
Korea Exchange Bank and others	8,557	703,632	Litigation reserves and others
Due from banks in foreign currencies
The Bank of Korea	397,627	723,153	Reserve deposits
The People’s Bank of China, etc.	452,668	586,958	Reserve deposits
Bank of Tokyo Mitsubishi, etc.	15,722	16,352	Installation deposits of financial institution, etc.
Samsung Futures, etc.	22,221	128,975	Derivative transaction collateral provider, etc.

Sub-total	9,390,037	12,171,101

Total	9,390,037	12,962,572

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

8.	Financial Assets at FVTPL

(1)	Financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Financial assets held for trading	5,328,129	4,792,305
Financial assets designated at FVTPL	18,827	13,892

Total	5,346,956	4,806,197

(2)	Financial assets held for trading are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Securities:
Debt securities
Korean treasury and government agencies	619,449	574,016
Financial institutions	1,054,143	1,019,008
Corporates	642,405	409,272

Sub-total	2,315,997	2,002,296

Equity securities	156,638	196,072
Beneficiary certificates	383,402	166,623
Cash Management Account (“CMA”) securities	164,600	200,500
Others	15,174	33,084
Derivative assets	2,280,448	2,184,431
Deposits indexed to gold prices	11,870	9,299

Total	5,328,129	4,792,305

(3)	Financial assets designated at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Equity-linked securities	6,098	—
Debt securities	1,555	2,676
Equity securities	11,174	11,216

Total	18,827	13,892

9.	AFS Financial Assets

AFS financial assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Debt securities:
Korean treasury and government agencies	2,982,886	2,680,849
Financial institutions	5,984,785	6,512,068
Corporates	3,203,084	2,433,661
Asset-backed securities	385,141	273,014
Foreign currency bonds	237,793	229,587

Sub-total	12,793,689	12,129,179

Equity securities	1,451,421	1,615,475
Beneficiary certificates	2,484,507	3,065,280
Others	124,216	275,514

Total	16,853,833	17,085,448

10.	HTM Financial Assets

HTM financial assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Debt securities:
Korean treasury and government agencies	4,444,040	4,728,909
Financial institutions	3,353,982	2,155,965
Corporates	5,482,208	5,131,162
Foreign currency bonds	22,319	22,784

Total	13,302,549	12,038,820

11.	Loan and receivables

(1)	Loans and receivables are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Due from banks	10,270,964	10,212,112
Allowance for credit losses	(4,174)	(3,995)
Loans	196,995,459	194,036,383
Allowance for credit losses	(3,027,684)	(3,337,173)
Other loans and receivables	9,913,488	11,311,510
Allowance for credit losses	(301,977)	(306,464)

Total	213,846,076	211,912,373

(2)	Due from banks are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Due from banks in local currency:
Due from the Bank of Korea	8,481,189	8,304,869
Due from depository banks	1,014	4,127
Due from non-depository	38,171	22,418
Due from the Korea Exchange	30,543	880
Others	20,593	18,744
Allowance for credit losses	(2,021)	(1,978)

Sub-total	8,569,489	8,349,060

Due from banks in foreign currencies:
Due from banks on demand	516,257	920,713
Due from banks on time	755,671	439,595
Others	427,526	500,766
Allowance for credit losses	(2,153)	(2,017)

Sub-total	1,697,301	1,859,057

Total	10,266,790	10,208,117

(3)	Loans are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Loans in local currency	160,421,149	156,027,788
Loans in foreign currencies	9,540,900	9,996,738
Domestic banker’s letter of credit	5,134,151	4,958,522
Credit card accounts	4,696,766	4,205,707
Bills bought in foreign currencies	5,779,068	4,234,937
Bills bought in local currency	170,526	186,159
Factoring receivables	42,665	176,449
Advances for customers on guarantees	70,009	54,645
Privately placed bonds	509,380	485,174
Loans to be converted to equity securities	498	498
Securitized loans	317,648	310,748
Call loans	3,696,673	8,092,405
Bonds purchased under resale agreements	6,251,483	4,980,889
Others	364,543	325,724
Allowance for credit losses	(3,027,684)	(3,337,173)

Total	193,967,775	190,699,210

(4)	Other loans and receivables are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
CMA accounts	118,440	107,100
Receivables	6,821,138	8,397,838
Accrued income	835,887	892,135
Telex and telephone subscription rights and refundable deposits	1,066,599	1,045,064
Other debtors	1,071,424	869,373
Allowance for credit losses	(301,977)	(306,464)

Total	9,611,511	11,005,046

(5)	Changes in allowance for credit losses on loans and receivables are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Consumers	Corporates	Credit card	Others	Total
Beginning balance	(295,904)	(2,792,558)	(105,613)	(453,557)	(3,647,632)
Net provision	(75,329)	(355,803)	(92,214)	14,570	(508,776)
Recoveries of written-off loans	(5,815)	(38,508)	(12,920)	—	(57,243)
Charge-off	56,154	375,706	78,256	461	510,577
Sales of loans and receivables	2,736	68,899	—	979	72,614
Unwinding effect	9,237	69,892	337	233	79,699
Others	(4,158)	131,557	(6)	89,533	216,926

Ending balance	(313,079)	(2,540,815)	(132,160)	(347,781)	(3,333,835)

	For the year ended December 31, 2013
	Consumers	Corporates	Credit card	Others	Total
Beginning balance	(327,168)	(2,983,860)	(127,771)	(432,778)	(3,871,577)
Net provision	(238,400)	(2,178,951)	(137,174)	(68,288)	(2,622,813)
Recoveries of written-off loans	(41,847)	(168,799)	(25,836)	891	(235,591)
Charge-off	179,911	1,625,220	172,257	2,034	1,979,422
Sales of loans and receivables	8,038	152,792	14	147	160,991
Unwinding effect	21,200	140,863	530	499	163,092
Classified into disposal group held-for-sale	74,896	92,503	—	40,178	207,577
Classified into disposal group held for distribution to owners	10,531	467,581	12,071	7,686	497,869
Others	16,935	60,093	296	(3,926)	73,398

Ending balance	(295,904)	(2,792,558)	(105,613)	(453,557)	(3,647,632)

12.	Fair Value of Financial Assets and Liabilities

(1)	Fair value hierarchy

The fair value hierarchy is determined by the levels of judgment involved in estimating fair values of financial assets and liabilities. The specific financial instruments characteristics and market condition such as volume of transactions and transparency are reflected to the market observable inputs. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities. The Group maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value of its financial assets and financial liabilities. Fair value is measured based on the perspective of a market participant.

As such, even when market information is not readily available, the Group’s own assumptions reflect those the Group believes a market participant would use for measuring those specific assets or liabilities at the measurement date. The fair value measurement is described in the one of the following three levels used to classify fair value measurements:

•	Level 1—fair value measurements derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. The types of financial assets or liabilities generally included in Level 1 are publicly traded equity securities and derivatives.

•	Level 2— fair value measurements derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. prices) or indirectly (i.e. derived from prices). The types of financial assets or liabilities generally included in Level 2 are debt securities not traded in active markets and derivatives traded in Over The Count (“OCT”) but not required significant judgment.

•	Level 3— fair value measurements derived from valuation technique that include inputs for the asset or liability that are not based on observable market data (unobservable inputs). The types of financial assets or liabilities generally included in Level 3 are non-public securities and derivatives and debt securities of which valuation techniques require significant judgments and subjectivity.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Group’s assessment of the significance of a particular input to a fair value measurement in its entirety requires judgment and consideration of factors specific to the asset or liability.

(2)	Fair value hierarchy of financial assets and liabilities measured at fair value are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Level 1 (*1)	Level 2 (*1)	Level 3 (*2)	Total
Financial assets at FVTPL:
Financial assets held for trading
Debt securities
Korean treasury and government agencies	573,520	45,929	—	619,449
Financial institutions	—	1,054,143	—	1,054,143
Corporates	—	642,405	—	642,405

Sub-total	573,520	1,742,477	—	2,315,997

Equity securities	156,638	—	—	156,638
Beneficiary certificates	355,397	28,005	—	383,402
CMA securities	—	164,600	—	164,600
Other securities	15,174	—	—	15,174
Derivatives instruments assets	732	2,178,883	100,833	2,280,448
Gold banking assets	11,870	—	—	11,870

Sub-total	1,113,331	4,113,965	100,833	5,328,129

Financial assets designated at FVTPL
Equity-linked securities	—	—	6,098	6,098
Debt securities	—	—	1,555	1,555
Equity securities	607	—	10,567	11,174

Sub-total	607	—	18,220	18,827

Total	1,113,938	4,113,965	119,053	5,346,956

	June 30, 2014
	Level 1 (*1)	Level 2 (*1)	Level 3 (*2)	Total
AFS financial assets:
Debt securities
Korean treasury and government agencies	2,795,870	187,016	—	2,982,886
Financial institutions	—	5,984,785	—	5,984,785
Corporates	—	3,203,084	—	3,203,084
Asset-backed securities	—	385,141	—	385,141
Foreign currency bonds	24,605	213,188	—	237,793

Sub-total	2,820,475	9,973,214	—	12,793,689

Equity securities	401,801	—	1,049,620	1,451,421
Beneficiary certificates	—	2,148,376	336,131	2,484,507
Other securities	60,512	49,264	14,440	124,216

Total	3,282,788	12,170,854	1,400,191	16,853,833

Derivative assets	—	151,163	—	151,163

Financial liabilities at FVTPL:
Financial liabilities held for trading
Derivative liabilities	4,996	2,202,712	30,469	2,238,177
Gold banking liabilities	11,856	—	—	11,856
Borrowings	2,639	—	—	2,639

Sub-total	19,491	2,202,712	30,469	2,252,672

Financial liabilities designated at FVTPL
Borrowings	—	22,464	257,796	280,260
Debentures	—	153,870	—	153,870

Sub-total	—	176,334	257,796	434,130

Total	19,491	2,379,046	288,265	2,686,802

	December 31, 2013
	Level 1 (*1)	Level 2 (*1)	Level 3 (*2)	Total	Classified into disposal group held- for-sale	Classified into disposal group held for distribution to owners	Total
Financial assets at FVTPL:
Financial assets held for trading
Debt securities
Korean treasury and government agencies	1,590,218	498,008	—	2,088,226	1,477,214	36,996	574,016
Financial institutions	—	5,348,483	—	5,348,483	4,220,271	109,204	1,019,008
Corporates	—	6,879,423	—	6,879,423	6,406,303	63,848	409,272
Corporate Paper (“CP”)	—	126,638	—	126,638	104,101	22,537	—

Sub-total	1,590,218	12,852,552	—	14,442,770	12,207,889	232,585	2,002,296

Equity securities	798,102	92,559	—	890,661	684,525	10,064	196,072
Beneficiary certificates	1,259,784	64,909	—	1,324,693	1,148,471	9,599	166,623
CMA securities	—	200,500	—	200,500	—	—	200,500
Other securities	2,084,811	3,086,527	6,185	5,177,523	5,144,439	—	33,084
Derivatives instruments assets	8,156	2,438,078	322,390	2,768,624	545,330	38,863	2,184,431
Deposits
Reserve for claims of customers’ deposits	—	783,806	—	783,806	783,806	—	—
Deposits indexed to gold prices	9,299	—	—	9,299	—	—	9,299

Sub-total	9,299	783,806	—	793,105	783,806	—	9,299

Sub-total	5,750,370	19,518,931	328,575	25,597,876	20,514,460	291,111	4,792,305

Financial assets designated at FVTPL
Equity-linked securities	—	149,185	408,120	557,305	525,855	31,450	—

	December 31, 2013
	Level 1 (*1)	Level 2 (*1)	Level 3 (*2)	Total	Classified into disposal group held- for-sale	Classified into disposal group held for distribution to owners	Total
Asset-backed securities	—	332,404	—	332,404	—	332,404	—
Debt securities	—	—	2,676	2,676	—	—	2,676
Equity securities	637	—	10,579	11,216	—	—	11,216
Beneficiary certificates	—	61,696	—	61,696	61,696	—	—

Sub-total	637	543,285	421,375	965,297	587,551	363,854	13,892

Total	5,751,007	20,062,216	749,950	26,563,173	21,102,011	654,965	4,806,197

AFS financial assets:
Debt securities
Korean treasury and government agencies	3,179,979	408,115	—	3,588,094	210,316	696,929	2,680,849
Financial institutions	—	6,948,904	—	6,948,904	196,959	239,877	6,512,068
Corporates	—	4,234,302	7,362	4,241,664	100,962	1,707,041	2,433,661
Asset-backed securities	—	273,014	—	273,014	—	—	273,014
Foreign currency bonds	4,672	230,541	1,688	236,901	—	7,314	229,587

Sub-total	3,184,651	12,094,876	9,050	15,288,577	508,237	2,651,161	12,129,179

Equity securities	481,878	33,644	1,843,889	2,359,411	441,039	302,897	1,615,475
Beneficiary certificates	—	2,742,061	562,941	3,305,002	56,040	183,682	3,065,280
Other securities	309,980	80,667	102,914	493,561	97,830	120,217	275,514

Total	3,976,509	14,951,248	2,518,794	21,446,551	1,103,146	3,257,957	17,085,448

Financial liabilities at FVTPL:
Financial liabilities held for trading
Derivative liabilities	5,576	2,514,838	253,419	2,773,833	645,824	31,962	2,096,047
Gold banking liabilities	9,254	—	—	9,254	—	—	9,254
Borrowings	1,115,987	—	—	1,115,987	1,115,987	—	—

Sub-total	1,130,817	2,514,838	253,419	3,899,074	1,761,811	31,962	2,105,301

Financial liabilities designated at FVTPL
Borrowings	—	2,897,882	5,587,261	8,485,143	8,266,355	—	218,788
Debentures	—	183,159	—	183,159	—	—	183,159

Sub-total	—	3,081,041	5,587,261	8,668,302	8,266,355	—	401,947

Total	1,130,817	5,595,879	5,840,680	12,567,376	10,028,166	31,962	2,507,248

Derivative liabilities	—	19,962	—	19,962	2,257	15,920	1,785

(*1)	There is no transfer between level 1 and level 2 of financial assets and liabilities measured at fair value. The Group recognizes transfers between the levels at the end of reporting period within which events occurred or conditions changed.
(*2)	Certain AFS unquoted equity securities were measured at cost as of June 30, 2014 and December 31, 2013, that are amounting to 18,849 million Won and 197,350 million Won, respectively. These unquoted equity instruments mostly represent minority investments in special purposed entity vehicles such as asset securitization structures. They are measured at cost because (a) observable inputs of financial information to measure fair value was not available to obtain, or (b) there is a significant variance in likely estimated cash flows or (c) the probabilities for the various estimated cash flows could not be measured reliably. In addition, there were no indicators of impairments in these investments and the Group has no intention to dispose these investments in the foreseeable future.

Financial assets and liabilities designated at FVTPL, held-for-trading financial assets and liabilities, AFS financial assets, and derivative assets and liabilities are recognized at fair value. Fair value is the amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

Financial instruments are measured at fair value using a quoted market price in active markets. If there is no active market for a financial instrument, the Group determines the fair value using alternative assumptions and developing fair value measurement methods. Alternative assumptions and fair value measurement methods for each type of financial instruments are as follows:

	Fair value measurement methods	Alternative assumptions
Debt securities	The fair value is measured by discounting the projected cash flows of debt securities by applying the market discount rate that has been applied to a proxy company that has similar credit rating to the issuers of the securities	Risk-free market rate, credit spread

Equity securities and beneficiary certificates	Among DCF (Discounted Cash Flow) Model, FCFE (Free Cash Flow to Equity) Model, Comparable Company Analysis, Dividend Discount Model, Risk-adjusted Rate of Return Method, and Net Asset Value Method, more than one method is used given the characteristic of the subject of fair value measurement.	Risk-free market rate, Market Risk Premium, Beta

Derivatives Product	The in-house developed model which is based on the models that are used by market participants in the valuation of general OTC derivative products, such as options, interest rate swaps, and currency swap that are based on inputs observable in the market. However, for some complicated financial instruments of which valuation should be based on some assumptions since some significant or all inputs to be used in the model are not observable in the market, the in-house derived model which is developed from the general valuation models, such as Finite Difference Method (“FDM”) or Monte Carlo Simulation.	Risk-free market rate, Forward Rate, Volatility, Foreign Exchange Rate, Stock Prices, etc.

Financial Instruments linked to stock prices or derivatives	The fair value of security linked to stock prices or derivatives is measured by the models such as DCF model, FDM, or Monte Carlo Simulation given the natures of the securities or underlying assets.	Values of underlying assets, Risk-free market rate, Market rate, Dividend and convenience yield, Correlation, Volatility, Credit spread, and Foreign Exchange rate

Debenture	The fair value is measured by discounting the projected cash flows of a debenture by applying the market discount rate that is reflecting credit rating of the Group.	Risk-free market rate, Forward rate

Valuation methods of financial assets and liabilities measured at fair value and classified into Level 3 and significant but unobservable inputs are as follows:

	Measurement methods	Inputs	Range
Derivatives assets	Option pricing model and others	Correlation Coefficient	-1~1
		Historical Volatility	0%~70%
		Credit risk-adjusted rate	0%~100%
Derivatives liabilities	Option pricing model and others	Correlation Coefficient	-1~1
		Historical Volatility	0%~70%
Equity-linked securities and derivative-linked securities	Monte Carlo Simulation and others	Correlation Coefficient	-1~1
		Historical Volatility	0%~70%
Equity securities and beneficiary certificates	External valuation price and others	Expected growth rate and others	0%~1%

Fair value of financial assets and liabilities classified into level 3 is measured by the Group using its own valuation techniques or using external specialists. Unobservable inputs used in the fair value measurements are produced by the internal system of the Group and the appropriateness of inputs is reviewed regularly.

(3)	Changes in financial assets and liabilities classified into level 3 are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	January 1, 2014	Net Income (loss) (*1)	Other comprehensive income (loss)	Purchases/ Issuances	Disposals/ Settlements	Transfer to or from level 3	Decrease for the sales or the spin- off of the subsidiaries	June 30, 2014
Financial assets at FVTPL:
Financial assets held for trading
Other securities	6,185	(724)	—	—	(4,433)	—	(1,028)	—
Derivative assets	322,390	9,638	—	4,499	(42,511)	—	(193,183)	100,833

Sub-total	328,575	8,914	—	4,499	(46,944)	—	(194,211)	100,833

Financial assets designated at FVTPL
Equity-linked securities	408,120	(305)	—	324,205	(82,468)	—	(643,454)	6,098
Debt securities	2,676	27	—	—	(1,148)	—	—	1,555
Equity securities	10,579	(12)	—	—	—	—	—	10,567

Sub-total	421,375	(290)	—	324,205	(83,616)	—	(643,454)	18,220

Total	749,950	8,624	—	328,704	(130,560)	—	(837,665)	119,053

AFS financial assets:
Debt securities
Corporates (*2)	7,362	(6,070)	—	—	—	1,825	(3,117)	—
Foreign currency bonds	1,688	22	—	—	—	—	(1,710)	—

Sub-total	9,050	(6,048)	—	—	—	1,825	(4,827)	—

Equity securities (*2)(*3)	1,843,889	(68,901)	(7,736)	38,372	(79,266)	(4,682)	(672,056)	1,049,620
Beneficiary certificates (*2)	562,941	19,576	(13,515)	29,530	(60,870)	(1,935)	(199,596)	336,131
Other securities (*2)	102,914	(2,440)	(934)	12,898	—	(70,000)	(27,998)	14,440

Total	2,518,794	(57,813)	(22,185)	80,800	(140,136)	(74,792)	(904,477)	1,400,191

Financial liabilities at FVTPL:
Financial liabilities held for trading
Derivative liabilities	253,419	(4,371)	—	2,980	(41,669)	(53)	(179,837)	30,469
Financial liabilities designated at FVTPL
Borrowings (*4)	5,587,261	38,964	—	2,060,809	(862,117)	(21,189)	(6,545,932)	257,796

Total	5,840,680	34,593	—	2,063,789	(903,786)	(21,242)	(6,725,769)	288,265

Derivative liabilities	—	—	4,050	—	—	—	(4,050)	—

(*1)	The loss amounting to 155,319 million Won, which is related to financial assets and liabilities that the Group holds has been recognized in net gain (loss) on financial instruments at FVTPL and net gain (loss) on AFS financial assets in the statement of comprehensive income for the six months ended June 30, 2014.
(*2)	AFS financial assets were transferred into or out of level 3 upon the changes in the degree of subjectivity and uncertainty used to measure fair values for the AFS financial assets. The Group recognizes transfers between levels at the end of reporting period within which events occurred or conditions changed.
(*3)	AFS financial assets were transferred out of level 3 upon the change of the fair value measurement method of the assets by using quoted prices in the active market from previously using the external valuation specialists. The Group recognizes transfers between levels at the end of reporting period within which events occurred or conditions changed.
(*4)	Borrowings were transferred into level 3 from level 2 upon the availability of their quoted fair value.

	For the year ended December 31, 2013
	January 1, 2013	Net income (loss) (*1)	Other comprehensive income (loss)	Purchases/ Issuances	Disposals/ Settlements	Transfer to or from level 3 (*3)	December 31, 2013 (*4)
Financial assets at FVTPL:
Financial assets held for trading
Other securities	—	(2,241)	—	—	(11,940)	20,366	6,185
Derivative assets	301,017	127,807	—	31,213	(172,361)	34,714	322,390

Sub-total	301,017	125,566	—	31,213	(184,301)	55,080	328,575

Financial assets designated at FVTPL
Equity-linked securities	593,129	43,372	—	285,796	(514,177)	—	408,120
Asset-backed securities	46,990	—	—	—	(46,990)	—	—
Debt securities	5,305	73	—	—	(2,702)	—	2,676
Equity securities	11,121	840	—	1,912	(3,294)	—	10,579

Sub-total	656,545	44,285	—	287,708	(567,163)	—	421,375

Total	957,562	169,851	—	318,921	(751,464)	55,080	749,950

AFS financial assets:
Debt securities
Corporates	12,019	(7,684)	3,027	—	—	—	7,362
Foreign currency bonds	1,714	(26)	—	—	—	—	1,688

Sub-total	13,733	(7,710)	3,027	—	—	—	9,050

Equity securities (*2)(*3)	1,916,779	(70,057)	(17,104)	253,824	(131,815)	(107,738)	1,843,889
Beneficiary certificates (*2)	386,581	(17,115)	18,113	115,498	(54,531)	114,395	562,941
Other securities (*2)	130,245	(4,821)	1,577	4,666	(3,253)	(25,500)	102,914

Total	2,447,338	(99,703)	5,613	373,988	(189,599)	(18,843)	2,518,794

Financial liabilities at FVTPL:
Financial liabilities held for trading
Derivative liabilities	159,248	97,570	—	33,807	(41,859)	4,653	253,419
Financial liabilities designated at FVTPL
Borrowings	4,797,434	227,218	—	4,758,507	(4,195,898)	—	5,587,261

Total	4,956,682	324,788	—	4,792,314	(4,237,757)	4,653	5,840,680

(*1)	The loss amounting to 117,855 million Won, which is related to financial assets and liabilities that the Group held as at the end of the year, were recognized in net gain (loss) on financial instruments at FVTPL and net gain (loss) on AFS financial assets in the statement of comprehensive income.
(*2)	AFS financial assets were transferred into or out of level 3 upon the changes in the degree of subjectivity and uncertainty used to measure fair values for the AFS financial assets. The Group recognizes transfers between levels at the end of reporting period within which events occurred or conditions changed.
(*3)	AFS financial assets were transferred out of level 3 upon the change of the fair value measurement method of the assets by using quoted prices in the active market from previously using the external valuation specialists. The Group recognizes transfers between levels at the end of reporting period within which events occurred or conditions changed.
(*4)	Including 1,662,501 million Won and 5,600,440 million Won which are classified into disposal group held-for-sale and disposal group held for distribution to owners respectively as of December 31, 2013.

(4)	Sensitivity analysis on the unobservable inputs used for measuring level 3 financial instruments.

The sensitivity analysis of the financial instruments has been performed by classifying with favorable and unfavorable changes based on how changes in unobservable assumptions would have effects on the fluctuations of financial instruments’ value. When the fair value of a financial instrument is affected by more than one unobservable assumption, the below table reflects the most favorable or the most unfavorable changes which resulted from varying the assumptions individually. The sensitivity analysis was performed for two types of level 3 financial instruments: (1) equity derivatives, currency derivatives and interest rate derivatives of which fair value changes are recognized as current income; (2) equity securities, and beneficiary certificates of which fair value changes are recognized as other comprehensive income. Equity securities classified as level 3 but measured at costs are excluded from sensitivity analysis.

The following table shows the sensitivity analysis to disclose the effect of reasonably possible alternative assumptions on the fair value of a level 3 financial instruments for the six months ended June 30, 2014 and the year ended December 31, 2013. (Unit: Korean Won in millions):

	For the six months ended June 30, 2014				For the year ended December 31, 2013
	Net income (loss)		Other comprehensive income (loss)		Net income (loss)		Other comprehensive income (loss)
	Favorable	Unfavorable	Favorable	Unfavorable	Favorable	Unfavorable	Favorable	Unfavorable
Financial assets at FVTPL:
Financial assets held for trading
Derivatives instruments assets (*1)	19,964	(15,582)	—	—	33,867	(45,614)	—	—
Financial assets designated at FVTPL
Equity-linked securities (*1)	—	—	—	—	1,672	(321)	—	—

Total	19,964	(15,582)	—	—	35,539	(45,935)	—	—

AFS financial assets:
Equity securities (*2)	—	—	79,922	(40,925)	—	—	150,607	(60,481)
Beneficiary certificates (*3)	—	—	4,179	(4,021)	—	—	5,851	(5,642)
Others securities (*3)	—	—	4,340	(1,834)	—	—	1,296	(647)

Total	—	—	88,441	(46,780)	—	—	157,754	(66,770)

Financial liabilities at FVTPL:
Financial liabilities held for trading
Derivative liabilities (*1)	7,698	(7,844)	—	—	32,097	(36,434)	—	—
Financial liabilities designated at FVTPL
Borrowings (*4)	2,548	(2,604)	—	—	55,764	(34,133)	—	—

Total	10,246	(10,448)	—	—	87,861	(70,567)	—	—

(*1)	Fair value changes of derivatives instruments assets, derivative liabilities and equity-linked securities are calculated by increasing or decreasing historical fluctuation rate of stock price and correlation by 10%, respectively. The volatility of historical stock price and correlation are major unobservable variables.
(*2)	Fair value changes of equity securities are calculated by increasing or decreasing growth rate (0~1%) and discount rate or liquidation value (-1~1%) and discount rate. The growth rate, discount rate, and liquidation value are major unobservable variables.
(*3)	Fair value changes of beneficiary certificates and other securities are calculated by increasing or decreasing price fluctuation of trust property or real estate which is underlying assets and discount rate by 1%. The price fluctuation of trust property and discount rate are major unobservable variables.
(*4)	Fair value changes of borrowings including equity linked securities in short position and other derivative combined securities are calculated by increasing or decreasing historical fluctuation rate of stock price and correlation by 10%, respectively.

(5)	Fair value and carrying amount of financial assets and liabilities that are recorded at amortized cost are as follows (Unit: Korean Won in millions):

	As of June 30, 2014
	Fair value	Book value
Financial assets:
Held-to-maturity financial assets	13,460,102	13,302,549
Loans and receivables	214,598,666	213,846,076

Total	228,058,768	227,148,625

Financial liabilities:
Deposits due to customers	179,851,049	179,751,900
Borrowings	16,151,141	16,121,563
Debentures	23,668,869	23,583,169
Other financial liabilities	17,519,602	17,521,552

Total	237,190,661	236,978,184

	As of December 31, 2013
	Fair value	Book value
		Classified into asset group held-for-sale	Classified into asset group held for distribution to owners	Book value
Financial assets:
Held-to-maturity financial assets	16,346,039	3,025	4,124,084	12,038,820
Loans and receivables	266,158,950	11,738,411	41,057,781	211,912,373

Total	282,504,989	11,741,436	45,181,865	223,951,193

Financial liabilities:
Deposits due to customers	214,612,634	1,988,495	36,603,292	175,323,644
Borrowings	36,416,198	13,502,487	4,860,597	18,231,511
Debentures	29,144,844	4,045,486	2,515,965	21,677,674
Other financial liabilities	24,233,751	2,308,489	1,859,151	19,914,947

Total	304,407,427	21,844,957	45,839,005	235,147,776

The fair values of financial instruments are measured using quoted market price in active markets. In case there is no active market for financial instruments, the Group determines the fair value using alternative assumptions and developing fair value measurement methods. Alternative assumptions and fair value measurement methods for financial assets and liabilities that are measured at amortized costs are given as follows:

	Fair value measurement methods	Alternative assumptions
Debt securities	The fair value is measured by discounting the projected cash flows of debt securities by applying the market discount rate that has been applied to a proxy company that has similar credit rating to the issuers of the securities	Risk-free market rate, Credit spread

Loans and receivables	The fair value is measured by discounting the projected cash flows of loan products by applying the market discount rate that has been applied to a proxy company that has similar credit rating to the debtor.	Risk-free market rate, Credit spread, Prepayment-rate

Deposits due to customers, Borrowings, and Debentures	The fair value is measured by discounting the projected cash flows of debt products by applying the market discount rate that is reflecting credit rating of the Group.	Risk-free market rate, Forward rate

13.	Transfer and offset of financial assets

(1)	Derecognition of financial assets

1)	The book value, fair value of, and maximum exposure to loss from the financial assets that were derecognized from the consolidated financial statements of the Group through disposals, but in which the Group still have continuous involvements are given as below (Korean Won in millions):

	June 30, 2014
	Type of continuous involvement	Book value of continuous participation	Fair value of continuous participation	Maximum exposure to loss
KAMCO tenth Asset Securitization Specialty (“KAMCO specialty”)	Acquisition of subordinated bonds	1,746	1,823	1,746
Conditional disposal of loans to KAMCO (*)	Post settlement	—	—	709

	December 31, 2013
	Type of continuous involvement	Book value of continuous participation	Fair value of continuous participation	Maximum exposure to loss
KAMCO tenth Asset Securitization Specialty (“KAMCO specialty”)	Acquisition of subordinated bonds	1,746	1,851	1,746
Conditional disposal of loans to KAMCO (*)	Post settlement	—	—	709

(*)	KAMCO is still in the process of collecting cash flows related to the transferred assets and the maximum exposure to loss represents the carrying amounts of the assets at the date when they were transferred to KAMCO. Under previous K-GAAP, the Group derecognized the transferred assets although the Group retains and continues to retain substantially all such risks and rewards and according to the transition exemptions in K-IFRS 1101, the Group did not reassess the derecognition criteria for these transfers.

2)	Transferred financial assets that are not derecognized in their entirety

a)	Disposal of securities under repurchase agreement

The financial instruments that were disposed of but that the Group repurchased at the fixed amounts at the same time, and that, as a consequence, did not meet the conditions of derecognition, are as follows (Korean Won in millions):

		June 30, 2014	December 31, 2013
Property for transfer	AFS financial assets	43,346	126,589
	HTM financial assets	651,265	651,582

	Total	694,611	778,171

Related liabilities	Disposal of securities under repurchase agreements	782,152	513,442

b)	Loaned securities

When the Group loans its securities to outside parties, the legal ownerships of the securities are transferred, however, they should be returned at the end of lending period therefore the Group does not derecognise them from the consolidated financial statements as it owns the majority of risks and benefits continuously arising from the securities regardless of the transfer of legal ownership. The details of loaned securities are as follows (Korean Won in millions):

		June 30, 2014	December 31, 2013	Loaned to
Financial assets at FVTPL	Korean equity securities	15,174	33,084	Samsung Securities Co., Ltd. and others
AFS financial assets	Korean treasury and government agencies bonds	80,546	240,034	Korea Securities Depository

	Total	95,720	273,118

Meanwhile, the details of the transferred financial assets that are not derecognized in their entirety, such as disposal of securities under repurchase agreement or loaned securities, are explained in Note 19.

(2)	The offset with financial assets and liabilities

The Group possesses both the uncollected domestic exchange receivables and unpaid domestic exchange payable, which satisfy offsetting criteria of K-IFRS 1032. Therefore, the total number of uncollected domestic exchange receivables or unpaid domestic exchange payable has been countervailed with part of unpaid domestic exchange payable or uncollected domestic exchange receivables, respectively, and has been disclosed in loans and receivables or other financial liabilities of the Group’s consolidated statements of financial position.

The Group possesses the derivative assets, derivative liabilities, receivable spot exchange, and payable spot exchange which do not satisfy the offsetting criteria of K-IFRS 1032, but provide the Group the right of, under the circumstances of the trading party’s defaults, insolvency, or bankruptcy, the offsetting. Item such as cash collateral cannot satisfy the offsetting criteria of K-IFRS 1032, but in accordance with the collateral arrangements and under the circumstances of the trading party’s default, insolvency, or bankruptcy, the derivative assets, derivative liabilities, receivable spot exchange, and the net amount of payable spot exchange can be offset.

The Group has entered into a sale and repurchase agreements and accounted it as collateralized borrowing. Also, the Group has entered into a purchase and resale agreement and accounted it as secured loans. The repurchase and resale agreement can have the offsetting right only under the trading party’s default, insolvency, or bankruptcy which do not satisfy the offsetting criteria of K-IFRS 1032, the Group recorded the collateralized borrowings in borrowings and the secured loans in loans and receivables.

As at the end of reporting periods, the financial instruments to be set off and that may be covered by master netting agreements and similar agreements are given as below (Korean Won in millions):

	June 30, 2014
	Gross amounts of recognized financial assets	Gross amounts of recognized financial liabilities set off	Net amounts of financial assets presented	Related amounts not set off in the statement of financial position
				Financial instruments	Cash collateral received	Net amounts
Financial assets:
Derivative assets and others (*1)	2,374,525	37,676	2,336,849
Receivable spot exchange (*2)	4,788,280	—	4,788,280	6,538,030	134,215	452,884
Bonds purchased under resale agreements (*2)	6,251,483	—	6,251,483	6,251,483	—	—
Domestic exchanges receivable (*2)	28,600,450	27,714,588	885,862	—	—	885,862

Total	42,014,738	27,752,264	14,262,474	12,789,513	134,215	1,338,746

	June 30, 2014
	Gross amounts of recognized financial liabilities	Gross amounts of recognized financial liabilities set off	Net amounts of financial liabilities presented	Related amounts not set off in the statement of financial position
				Financial instruments	Cash collateral received	Net amounts
Financial liabilities:
Derivative liabilities and others (*1)	2,240,793	37,676	2,203,117
Payable spot exchange (*3)	4,788,016	—	4,788,016	6,442,949	10,113	538,071
Bonds sold under repurchase agreements (*4)	782,152	—	782,152	782,152	—	—
Domestic exchanges payable (*3)	29,268,185	27,714,588	1,553,597	1,544,227	—	9,370
Available-for-sale financial assets (*5)	280,260	—	280,260	93,839	—	186,421

Total	37,359,406	27,752,264	9,607,142	8,863,167	10,113	733,862

(*1)	Includes derivatives held for trading, derivatives for hedging and equity linked securities related to derivatives
(*2)	Are included in loans and receivables
(*3)	Are included in other financial liabilities
(*4)	Are included in borrowings
(*5)	Are included in financial liabilities at FVTPL

	December 31, 2013
	Gross amounts of recognized financial assets	Gross amounts of recognized financial liabilities set off	Net amounts of financial assets presented	Related amounts not set off in the statement of financial position
				Financial instruments	Cash collateral received	Net amounts
Financial assets:
Derivative assets and others (*1)	2,259,165	—	2,259,165
Receivable spot exchange (*2)	7,179,446	—	7,179,446	8,998,345	121,042	319,224
Bonds purchased under resale agreements (*2)	4,980,889	—	4,980,889	4,980,889	—	—
Domestic exchanges receivable (*2)	23,808,051	23,222,175	585,876	—	—	585,876

Total	38,227,551	23,222,175	15,005,376	13,979,234	121,042	905,100

Financial liabilities:
Derivative liabilities and others (*1)	2,300,467	—	2,300,467
Payable spot exchange (*3)	7,180,609	—	7,180,609	9,008,372	—	472,704
Bonds sold under repurchase agreements (*4)	513,442	—	513,442	513,442	—	—
Domestic exchanges payable (*3)	25,992,000	23,222,175	2,769,825	2,746,298	—	23,527

Total	35,986,518	23,222,175	12,764,343	12,268,112	—	496,231

(*1)	Includes derivatives held for trading, derivatives for hedging and equity linked securities related to derivatives
(*2)	Are included in loans and receivables
(*3)	Are included in other financial liabilities
(*4)	Are included in borrowings

14.	Investments in Joint ventures and Associates

(1)	Investments in joint ventures and associates accounted for using the equity method are as follows (Unit: Korean Won in millions):

Subsidiaries	Main business	Percentage of ownership (%)
		June 30, 2014	December 31, 2013
Woori Finance Holdings:
Woori Aviva Life Insurance Co., Ltd. (*8)	Life insurance	—	51.6
Woori Bank, Kyongnam Bank, Kwangju Bank, Woori Financial Co., Ltd., Woori Investment & Securities and Woori Private Equity Fund:
Woori Blackstone Korea
Opportunity Private Equity Fund I (*13)	Finance	26.4	44.6
Woori Bank, Kyongnam Bank and Kwangju Bank:
Korea Credit Bureau Co., Ltd. (*2)(*13)	Credit information	7.2	9.0
Woori Bank, Woori Investment & Securities:
DKT (*8)	Manufacturing	—	28.2
Woori Bank and Woori F&I:
KAMCO Fifth Asset Securitization Specialty(*8)	Asset securitization	—	49.0
Woori Bank and Woori Private Equity Fund:
Phoenix Digital Tech Co., Ltd. (*9)	Semiconductor equipment	63.1	63.1
Woori Bank:
Korea Finance Security Co., Ltd. (*3)(*6)	Security service	15.3	15.3
Woori Service Networks Co., Ltd. (*3)(*6)	Freight & staffing services	4.9	4.9
Kumho Tire Co., Inc. (*4)(*10)	Manufacturing	12.5	12.5
United PF 1st Corporate Financial Stability (*2)	Finance	17.7	17.7
Chin Hung International Inc. (*6)(*10)	Construction	26.8	26.8
Poonglim Industrial Co., Ltd. (*6)	”	29.9	29.9
Ansang Tech Co., Ltd. (*5)(*11)	Manufacturing	23.0	23.0
Hana Construction Co., Ltd. (*11)	Construction	22.2	22.2
STX Engine Co., Ltd. (*4)(*6)(*11)	Manufacturing	15.0	15.0
SamHo Co., Ltd. (*4)(*10)(*11)	Construction	7.8	7.8
Postech Co., Ltd. (*11)	Freight & staffing services	22.6	22.6
Osung LST Co. ,Ltd. (*4)(*6)	Manufacturing	9.8	—
STX Corporation (*4)(*10)	Wholesale	15.0	—
Saudara Bank (*6)(*12)	Finance	33.0	—
Woori Investment & Securities:
Woori New Alpha Fund (*8)	Investments	—	70.0
Woori F&I:
Woori SB Eleventh Asset Securitization Specialty(*8)	Asset securitization	—	45.0
Woori SB Twelfth Asset Securitization Specialty (*8)	”	—	40.0
Woori BC Pegasus Asset Securitization Specialty(*8)	”	—	30.0
Woori Stream Fourth Asset Securitization Specialty (*8)	”	—	40.0
Woori EA First Asset Securitization Specialty(*8)	”	—	40.0
Woori EA Second Asset Securitization Specialty(*8)	”	—	40.0
Woori EA Sixth Asset Securitization Specialty(*8)	”	—	40.0
Woori EA Seventh Asset Securitization Specialty(*8)	”	—	45.0
Woori EA Ninth Asset Securitization Specialty(*8)	”	—	40.0
Woori EA Eleventh Asset Securitization Specialty(*8)	”	—	45.0
Woori EA Sixteenth Asset Securitization Specialty(*8)	”	—	30.0

Subsidiaries	Main business	Percentage of ownership (%)
		June 30, 2014	December 31, 2013
Woori EA Seventeenth Asset Securitization Specialty (*8)	Asset securitization	—	45.0
WR Loan Inc. (*8)	Other financial business	—	49.0
KAMCO Sixth Asset Securitization Specialty(*8)	Asset securitization	—	45.0
KAMCO Seventh Asset Securitization Specialty (*8)	”	—	45.0
Woori Fine First Asset Securitization Specialty (*8)	”	—	45.0
Woori Fine Second Asset Securitization Specialty(*8)	”	—	45.0
Woori Fine Third Asset Securitization Specialty (*8)	”	—	45.0
Woori Fine Fourth Asset Securitization Specialty(*8)	”	—	45.0
Woori HB Third Asset Securitization Specialty (*8)	”	—	40.0
Woori EA Nineteenth Asset Securitization Specialty (*8)	”	—	40.0
Woori KA First Asset Securitization Specialty (*8)	”	—	45.0
Chungdo Woori Century Security Co., Ltd. (*8)	Other financial business	—	49.5
Woori Private Equity Fund:
Woori Renaissance Holdings (*7)	Other financial business	51.6	51.6
Woori Private Equity:
Woori Columbus First PEF (*1)	Other financial business	2.0	2.0
MARS Second:
Seoul Lakeside Co., Ltd. (*8)	Hotel	—	47.5

(*1)	Woori Private Equity is participating in the decision making for dividend or other distributions of the entity as a general partner, thus it has significant influence over the entity.
(*2)	Woori Bank, a subsidiary of the Parent company, can participate in decision making body and exercise significant influence over Korea Credit Bureau Co., Ltd. and the United PF 1st Corporate Financial Stability through business partnerships.
(*3)	The significant business of Woori Service Network and Korea Finance Security is transacted mostly with Woori Bank.
(*4)	Woori bank has significant influence in the creditors’ council of the entity.
(*5)	Keojin item Co., Ltd. has changed its name to AnsangTech Co., Ltd..
(*6)	The significant transactions and events between the end of reporting date of the investees and the investors have been properly addressed.
(*7)	The Group is applying the equity method of accounting on Woori Renaissance Holdings in accordance with K-IFRS 1111-Joint Arrangements even though the Group holds more than 50% ownership of the entities.
(*8)	The Parent company completed spin-off of Kyongnam Bank and Kwangju Bank, and sales of Woori Investment Securities Co., Ltd. and Woori F&I Co., Ltd, thus, those were excluded from investments subsidiaries and joint ventures for the six months ended June 30, 2014.
(*9)	The Group has 49% voting right to Phoenix Digital Tech Co., LTd. therefore it has significant influence over the entity.
(*10)	The investment in associates that have quoted market prices are Kumho Tire (End of June 30: KRW 11,700, Previous year: KRW 11,500), Chin Hung International (End of June 30: KRW 1,520, Previous year: KRW 1,610), Samho Co., Ltd. (End of June 30: KRW 11,700, Previous year: 3,300), and STX Corporation (End of June 30: KRW1,175).
(*11)	Woori Bank is holding the interest through debt for equity swap during the current period, however, the carrying values of investments in Ansang Tech and Hana Construction are nil as of June 30, 2014.
(*12)	The Group acquired 33% shares of Saudara Bank, Woori Bank 27% and PT. Bank Woori Indonesia 6%, located in Indonesia.
(*13)	The ownership of the entity was decreased as of June 30, 2014 due to the sales of shares of Woori Investment Securities Co., Ltd and Woori Financial Co., Ltd. and the spin-off of Kyongnam Bank and Kwangju Bank.

(2)	Changes in the carrying value of investments in joint ventures and associates accounted for using the equity method are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Acquisition cost	January 1, 2014	Share of profits (losses)	Acquisitions	Disposals and others	Dividends	Change in capital	Impairment	Other changes	June 30, 2014
Woori Blackstone Korea Opportunity First	83,011	93,714	10,165	—	—	(1,584)	—	—	—	102,295
Korea Credit Bureau	3,600	3,347	(219)	—	—	—	—	—	—	3,128
DKT	20,000	20,170	(595)	—	(19,537)	—	(38)	—	—	—
KAMCO Fifth Asset Securitization Specialty	3,855	3,827	521	—	(4,348)	—	—	—	—	—
Phoenix Digital Tech Co., Ltd.	1,872	3,688	(1,670)	—	—	—	216	—	—	2,234
Korea Finance Security Co., Ltd.	758	4,311	(619)	—	—	(55)	—	—	—	3,637
Woori Service Networks Co., Ltd.	24	136	(18)	—	—	(12)	—	—	—	106
Kumho Tire Co., Inc.	93,003	140,101	8,856	—	—	—	(367)	—	72	148,662
United PF 1st Corporate Financial Stability	191,617	203,730	5,898	—	—	—	—	—	—	209,628
Chin Hung International Inc.	60,275	45,900	(15,788)	—	—	—	48	—	—	30,160
Poonglim Industrial Co., Ltd. (*)	13,916	3,079	(3,079)	—	—	—	—	—	—	—
STX Engine Co., Ltd. (*)	47,008	47,008	(46,656)	—	—	—	(352)	—	—	—
SamHo Co., Ltd.	7,492	7,492	958	—	—	—	1	—	1,476	9,927
Postech Co., Ltd.	34	34	—	—	—	—	—	—	—	34
Osung LST Co., Ltd	6,188	—	(556)	6,188	—	—	(5)	—	303	5,930
STX Corporation	42,215	—	—	47,323	(4,642)	—	—	(466)	—	42,215
Saudara Bank	67,431	—	205	67,431	—	(637)	(2,709)	—	—	64,290
Woori Renaissance Holdings	63,000	39,806	1,006	—	—	—	—	—	—	40,812
Woori Columbus First PEF	1,200	1,227	24	—	—	—	—	—	—	1,251

	706,499	617,570	(41,567)	120,942	(28,527)	(2,288)	(3,206)	(466)	1,851	664,309

(*)	The application of equity method was suspended and the book value was nil due to accumulation of loss deficit of the investee. The unrecognized loss on valuation of investments under equity method due to the suspension of equity method on Poonglim Co., Ltd. amounted to 5,783 million Won on the statement of comprehensive income and 512 million Won on AOCI or the six months ended June 30, 2014. Also, the unrecognized loss on valuation of investments under equity method due to the suspension of equity method on STX Engine Co., Ltd. amounted to 641 million Won on the statement of comprehensive income and (-)57 million Won on AOCI or the six months ended June 30, 2014

	For the year ended December 31, 2013
	Acquisition cost	January 1, 2013	Share of profits (losses)	Acquisitions	Disposals and others	Dividends	Change in capital	Other changes	Classification of Disposal group held-for-sale and distribution to owner	December 31, 2013
Woori Aviva Life Insurance Co., Ltd.	110,098	122,406	427	—	—	—	(12,438)	—	(110,395)	—
Woori Blackstone Korea Opportunity First	187,542	207,036	12,293	—	(47,664)	(12,868)	—	(18)	(65,065)	93,714
Korea Credit Bureau	4,500	3,931	316	—	—	—	—	—	(900)	3,347
DKT	50,000	—	(1,739)	50,000	—	—	2,280	—	(30,371)	20,170
KAMCO Fifth Asset Securitization Specialty	12,590	16,579	(4,055)	—	—	—	—	11	(8,708)	3,827
Phoenix Digital Tech Co., Ltd.	1,872	1,859	(3,477)	—	—	—	5,306	—	—	3,688
Korea Finance Security Co., Ltd.	758	4,244	122	—	—	(55)	—	—	—	4,311
Woori Service Networks Co., Ltd.	24	129	14	—	—	(7)	—	—	—	136
Kumho Tire Co., Inc.	93,003	156,028	20,380	—	(29,377)	—	(2,330)	(4,600)	—	140,101
United PF 1st Corporate Financial Stability	191,617	201,364	2,366	—	—	—	—	—	—	203,730
Chin Hung International Inc.	60,275	56,223	(10,156)	—	—	—	919	(1,086)	—	45,900
Poonglim Industrial Co., Ltd.	13,916	14,476	(16,680)	—	(553)	—	1	5,835	—	3,079
STX Engine Co., Ltd.	47,008	—	—	47,008	—	—	—	—	—	47,008
SamHo Co., Ltd.	7,492	—	—	7,492	—	—	—	—	—	7,492
Postech Co., Ltd.	34	—	—	34	—	—	—	—	—	34
Woori New Alpha Fund	20,370	—	(426)	20,370	—	—	—	—	(19,944)	—

	For the year ended December 31, 2013
	Acquisition cost	January 1, 2013	Share of profits (losses)	Acquisitions	Disposals and others	Dividends	Change in capital	Other changes	Classification of Disposal group held-for-sale and distribution to owner	December 31, 2013
Woori SB Eleventh Asset Securitization Specialty	2,026	787	(31)	—	—	—	—	—	(756)	—
Woori SB Twelfth Asset Securitization Specialty	3,077	2,030	(42)	—	—	—	—	—	(1,988)	—
Woori BC Pegasus Asset Securitization Specialty (*)	2,908	—	1,426	—	—	—	—	(1,426)	—	—
Woori Stream Fourth Asset Securitization Specialty	1,250	787	627	—	—	—	—	(800))	(614)	—
Woori EA First Asset Securitization Specialty (*)	400	—	315	—	—	(60)	—	(255)	—	—
Woori EA Second Asset Securitization Specialty (*)	400	—	(265)	—	—	—	—	265	—	—
Woori EA Sixth Asset Securitization Specialty (*)	400	—	(968)	—	—	—	—	968	—	—
Woori EA Seventh Asset Securitization Specialty	1,611	2,324	(49)	—	—	(432)	—	—	(1,843)	—
Woori EA Ninth Asset Securitization Specialty	400	1,383	581	—	—	(841)	—	—	(1,123)	—
Woori EA Eleventh Asset Securitization Specialty	9,905	14,170	10	—	—	(1,830)	—	—	(12,350)	—
Woori EA Sixteenth Asset Securitization Specialty	5,400	4,902	(2,599)	—	—	—	—	—	(2,303)	—
Woori EA Seventeenth Asset Securitization Specialty	4,950	4,583	(4,298)	—	—	—	—	—	(285)	—
WR Loan Inc.	5	31	9	—	—	—	—	—	(40)	—
KAMCO Sixth Asset Securitization Specialty	1,448	6,499	(102)	—	(3,865)	(1,363)	(6)	—	(1,163)	—
KAMCO Seventh Asset Securitization Specialty	390	198	(14)	—	—	—	—	—	(184)	—
Woori Fine First Asset Securitization Specialty	397	11,400	9,760	—	(9,900)	(10,942)	—	—	(318)	—
Woori Fine Second Asset Securitization Specialty	5,040	5,106	2,059	—	—	(202)	—	—	(6,963)	—
Woori Fine Third Asset Securitization Specialty	7,695	—	277	7,695	—	—	(2)	—	(7,970)	—
Woori Fine Fourth Asset Securitization Specialty	10,845	—	265	10,845	—	—	(2)	—	(11,108)	—
Woori HB Third Asset Securitization Specialty (*)	234	233	(57)	—	—	(304)	—	128	—	—
Woori EA Nineteenth Asset Securitization Specialty	400	406	3,010	—	—	(600)	—	—	(2,816)	—
Woori KA First Asset Securitization Specialty	4,500	4,500	2,889	—	—	—	—	—	(7,389)	—
Chungdo Woori Century Security Co., Ltd.	8,187	9,199	1,262	—	—	—	77	—	(10,538)	—
Woori Renaissance Holdings	63,000	38,800	1,006	—	—	—	—	—	—	39,806
Woori Columbus First PEF	1,200	—	162	1,200	(51)	(84)	—	—	—	1,227
Seoul Lakeside Co., Ltd.	198,450	146,317	5,899	—	—	—	—	—	(152,216)	—

	1,135,617	1,037,930	20,517	144,644	(91,410)	(29,588)	(6,195)	(978)	(457,350)	617,570

(*)	As the carrying value of the investment in these associates has been reduced to nil, the additional share of loss is being deducted from, and distributed to, the Group’s loans to these associates.

(3)	Financial information relating to joint ventures and associates the Group holds investments on and that are accounted for using the equity method, is as follows (Unit: Korean Won in millions):

	June 30, 2014
	Assets	Liabilities	Operating revenue	Net income (loss)
Woori Blackstone Korea Opportunity First	387,489	882	40,285	38,517
Korea Credit Bureau Co., Ltd.	56,124	12,660	16,860	(3,332)
Phoenix Digital Tech Co., Ltd.	22,967	19,754	4,270	(2,903)
Korea Finance Security Co., Ltd.	27,059	3,330	21,043	1,374
Woori Service Networks Co., Ltd.	3,887	1,733	6,638	298
Kumho Tire Co., Inc.	4,441,732	3,306,309	1,744,369	85,551
United PF 1st Corporate Financial Stability	1,200,009	17,822	55,329	33,058
Chin Hung International Inc.	492,647	459,186	217,140	(1,175)
Poonglim Industrial Co., Ltd.	501,111	461,317	37,622	(7,647)
STX Engine Co., Ltd.	1,089,869	1,095,446	94,003	(37,747)
SamHo Co., Ltd.	651,059	524,419	419,297	12,225
Osung LST Co., Ltd.	206,053	99,530	29,117	(7,249)
STX Corporation	1,254,854	1,136,896	377,911	401,087
Saudara Bank	694,870	646,548	25,111	620
Woori Renaissance Holdings Inc.	97,887	23,534	2,962	1,949
Woori Columbus First PEF	65,038	303	1,542	1,224

	December 31, 2013
	Assets	Liabilities	Operating revenue	Net income (loss)
Woori Aviva Life Insurance Co., Ltd.	4,466,178	4,309,084	981,778	2,247
Woori Blackstone Korea Opportunity First	354,993	894	13,794	27,620
Korea Credit Bureau Co., Ltd.	63,043	16,542	51,571	4,909
DKT	486,983	348,777	155,684	(12,227)
KAMCO Fifth Asset Securitization Specialty	69,708	44,120	824	(8,275)
Phoenix Digital Tech Co., Ltd.	23,159	17,044	33,409	(251)
Korea Finance Security Co., Ltd.	31,113	2,985	45,003	6,356
Woori Service Networks Co., Ltd.	4,485	1,736	14,131	1,061
Kumho Tire Co., Inc.	4,516,507	3,453,028	3,676,336	110,580
United PF 1st Corporate Financial Stability	1,159,220	10,294	152,315	13,567
Chin Hung International Inc.	551,443	459,171	403,977	(14,915)
Poonglim Industrial Co., Ltd.	545,000	472,549	164,734	(54,314)
STX Engine Co., Ltd.	1,975,978	1,726,903	542,281	(560,405)
SamHo Co., Ltd.	680,075	565,878	646,868	8,399
Woori New Alpha Fund	26,868	139	(89)	(609)
Woori SB Eleventh Asset Securitization Specialty	1,689	9	30	(70)
Woori SB Twelfth Asset Securitization Specialty	4,978	8	52	(104)
Woori BC Pegasus Asset Securitization Specialty	5,024	15,157	6,212	4,755
Woori Stream Fourth Asset Securitization Specialty	1,541	7	2,916	1,567
Woori EA First Asset Securitization Specialty	8,835	14,530	4,430	788
Woori EA Second Asset Securitization Specialty	5,849	7,670	412	(661)
Woori EA Sixth Asset Securitization Specialty	11,587	14,718	974	(2,421)
Woori EA Seventh Asset Securitization Specialty	4,910	815	162	(110)
Woori EA Ninth Asset Securitization Specialty	10,072	7,265	2,691	1,452
Woori EA Eleventh Asset Securitization Specialty	29,087	1,643	4,479	23
Woori EA Sixteenth Asset Securitization Specialty	49,278	41,603	7,769	(8,662)
Woori EA Seventeenth Asset Securitization Specialty	37,049	36,416	4,049	(9,552)
WR Loan Inc.	1,257	1,175	180	20
KAMCO Sixth Asset Securitization Specialty	2,612	17	77	(226)
KAMCO Seventh Asset Securitization Specialty	422	3	12	(31)
Woori Fine First Asset Securitization Specialty	761	44	21,966	21,687
Woori Fine Second Asset Securitization Specialty	37,410	21,938	10,458	4,575
Woori Fine Third Asset Securitization Specialty	32,863	15,152	2,138	615
Woori Fine Fourth Asset Securitization Specialty	47,690	23,007	672	588

	December 31, 2013
	Assets	Liabilities	Operating revenue	Net income (loss)
Woori HB Third Asset Securitization Specialty	541	860	1,063	(142)
Woori EA Nineteenth Asset Securitization Specialty	31,447	24,407	16,947	7,525
Woori KA First Asset Securitization Specialty	33,344	16,924	14,519	6,423
Chungdo Woori Century Security Co., Ltd.	23,458	2,174	2,667	2,549
Woori Renaissance Holdings Inc.	100,501	33,559	4,399	1,949
Woori Columbus First PEF	63,835	325	9,268	8,344
Seoul Lakeside Co., Ltd.	238,870	257,210	36,005	6,045

(4)	The entities for which investments the Group has not applied the equity method of accounting although the Group’s ownership ratio is more than 20% as of June 30, 2014 and December 31, 2013, are as follows:

	June 30, 2014
	Number of shares owned	Ownership (%)
Vogo II-2 Investment Holdings Co., Ltd. (*1)	24,672,229,707 shares	36.4%
LIG engineering & construction Co., Ltd. (*2)	755,946 shares	22.8%
Orient shipyard Co., Ltd. (*2)	465,050 shares	23.0%
Jinsaeng K Co., Ltd. (*2)	2,107,432 shares	20.2%
Piciti Co., Ltd. (*2)	871,631 shares	21.1%

	December 31, 2013
	Number of shares owned	Ownership (%)
Vogo II-2 Investment Holdings Co., Ltd. (*1)	24,548,281,071 shares	36.4%
LIG engineering & construction Co., Ltd. (*2)	755,946 shares	22.8%
Orient shipyard Co., Ltd. (*2)	465,050 shares	23.0%
Jinsaeng K Co, Ltd. (*2)	2,107,432 shares	20.2%
Piciti Co., Ltd. (*2)	871,631 shares	21.1%

(*1)	Although the Group’s ownership ratio of the entity is more than 20% as a limited partner, it is determined that the Group does not have significant influence over the entity since the Group cannot exercise significant influence in the decision making bodies, such as investment committee, thus it has been excluded from the investments in associates.
(*2)	Although the Group’s ownership ratio of the entity is more than 20%, the Group does not have significant influence over the entity due to the fact that the entity is going through workout process under receivership, thus it has been excluded from the investments in associates.

(5)	As of June 30, 2014 and December 31, 2013, the reconciliations between the net assets of associates based on the ownership ratio of the Group and its corresponding book value of investment in joint ventures and associates are as follow (Unit: Korean Won in millions except for ownership):

	June 30, 2014
	Total net asset	Ownership (%)	Net assets of associates (or joint ventures)	Goodwill	Intercompany transaction and others	Book value
Woori Blackstone Korea Opportunity First	386,607	26.4	102,062	—	233	102,295
Korea Credit Bureau	43,464	7.2	3,128	—	—	3,128
Phoenix Digital Tech Co., Ltd.	3,213	63.1	2,805	45	(616)	2,234
Korea Finance Security Co., Ltd.	23,729	15.3	3,637	—	—	3,637
Woori Service Networks Co., Ltd.	2,154	4.9	106	—	—	106
Kumho Tire Co., Inc. (*1)	1,135,423	12.5	137,527	15,125	(3,990)	148,662
United PF 1st Corporate financial stability	1,182,187	17.7	209,628	—	—	209,628
Chin Hung International Inc. (*1)	33,461	26.8	8,801	21,359	—	30,160
Poonglim Industrial Co., Ltd. (*1)(*2)	39,794	29.9	(44,653)	—	44,653	—
STX Engine Co., Ltd. (*1)(*2)	(5,577)	15.0	(15,511)	—	15,511	—
SamHo Co., Ltd.	126,640	7.8	9,927	—	—	9,927
Osung LST Co., Ltd (*1)	106,523	9.8	(29,535)	35,597	(132)	5,930
STX Corporation (*1)	117,958	14.9	17,654	24,561	—	42,215
Saudara Bank	48,322	33.0	15,946	48,344	—	64,290
Woori Renaissance Holdings	74,353	51.6	38,366	—	2,446	40,812
Woori Columbus First PEF	64,735	2.0	1,262	6	(17)	1,251

(*1)	The net asset amount is after considering preferred stocks.
(*2)	The equity method of accounting terminated.

	December 31, 2013
	Total net asset	Ownership (%)	Net assets of associates (or joint ventures)	Goodwill	Difference in fair value	Intercompany transaction and others	Book value
Woori Aviva Life Insurance Co., Ltd.	157,094	51.6	81,029	20,525	8,841	—	110,395
Woori Blackstone Korea Opportunity First	354,099	44.6	157,751	—	—	1,028	158,779
Korea Credit Bureau	46,501	9.0	4,185	—	—	62	4,247
DKT	138,206	28.2	39,002	—	11,539	—	50,541
KAMCO Fifth Asset Securitization Specialty (*2)	25,588	49.0	12,538	—	—	(3)	12,535
Phoenix Digital Tech Co., Ltd.	6,115	63.1	3,643	45	—	—	3,688
Korea Finance Security Co., Ltd.	28,128	15.3	4,311	—	—	—	4,311
Woori Service Networks Co., Ltd.	2,749	4.9	136	—	—	—	136
Kumho Tire Co., Inc. (*1)	1,063,479	12.5	128,248	15,125	—	(3,272)	140,101
United PF 1st Corporate financial stability	1,148,926	17.7	203,730	—	—	—	203,730
Chin Hung International Inc. (*1)	92,272	26.8	24,541	21,359	—	—	45,900
Poonglim Industrial Co., Ltd.	72,451	29.9	(35,275)	38,354	—	—	3,079
STX Engine Co.,Ltd.	249,075	15.0	32,080	14,928	—	—	47,008
SamHo Co.,Ltd.	114,197	7.8	8,952	—	—	(1,460)	7,492
Woori New Alpha Fund	26,729	70.0	18,710	1,234	—	—	19,944
Woori SB Eleventh Asset Securitization Specialty	1,680	45.0	756	—	—	—	756
Woori SB Twelfth Asset Securitization Specialty	4,970	40.0	1,988	—	—	—	1,988
Woori BC Pegasus Asset Securitization Specialty	(10,133)	30.0	(3,040)	—	—	—	—

	December 31, 2013
	Total net asset	Ownership (%)	Net assets of associates (or joint ventures)	Goodwill	Difference in fair value	Intercompany transaction and others	Book value
Woori Stream Fourth Asset Securitization Specialty	1,534	40.0	614	—	—	—	614
Woori EA First Asset Securitization Specialty	(5,695)	40.0	(2,278)	—	—	—	—
Woori EA Second Asset Securitization Specialty	(1,821)	40.0	(728)	—	—	—	—
Woori EA Sixth Asset Securitization Specialty	(3,131)	40.0	(1,252)	—	—	—	—
Woori EA Seventh Asset Securitization Specialty	4,095	45.0	1,843	—	—	—	1,843
Woori EA Ninth Asset Securitization Specialty	2,807	40.0	1,123	—	—	—	1,123
Woori EA Eleventh Asset Securitization Specialty (*2)	27,444	45.0	12,350	—	—	—	12,350
Woori EA Sixteenth Asset Securitization Specialty	7,675	30.0	2,303	—	—	—	2,303
Woori EA Seventeenth Asset Securitization Specialty	633	45.0	285	—	—	—	285
WR Loan Inc.	82	49.0	40	—	—	—	40
KAMCO Sixth Asset Securitization Specialty (*2)	2,595	45.0	1,163	—	—	—	1,163
KAMCO Seventh Asset Securitization Specialty (*2)	419	45.0	184	—	—	—	184
Woori Fine First Asset Securitization Specialty (*2)	717	45.0	318	—	—	—	318
Woori Fine Second Asset Securitization Specialty	15,472	45.0	6,963	—	—	—	6,963
Woori Fine Third Asset Securitization Specialty	17,711	45.0	7,970	—	—	—	7,970
Woori Fine Fourth Asset Securitization Specialty	24,683	45.0	11,108	—	—	—	11,108
Woori HB Third Asset Securitization Specialty	(319)	40.0	(128)	—	—	—	—
Woori EA Nineteenth Asset Securitization Specialty	7,040	40.0	2,816	—	—	—	2,816
Woori KA First Asset Securitization Specialty	16,420	45.0	7,389	—	—	—	7,389
Chungdo Woori Century Security Co., Ltd. (*2)	21,284	49.5	10,538	—	—	—	10,538
Woori Renaissance Holdings	66,942	51.6	39,806	—	—	—	39,806
Woori Columbus	63,510	2.0	1,227	—	—	—	1,227
Seoul Lakeside Co., Ltd.	(18,340)	47.5	(8,712)	160,928	—	—	152,216

(*1)	The net asset amount is after considering preferred stocks.
(*2)	The equity method of accounting has been applied reflecting the ownership ratios of the first-tier and the second-tier common stocks.

15.	Investment Properties

(1)	Investment properties are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Acquisition cost	389,851	359,832
Accumulated depreciation	(22,225)	(19,212)

Net carrying value	367,626	340,620

(2)	Changes in investment properties are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014	For the year ended December 31, 2013
Beginning balance	340,620	491,685
Acquisitions	—	513
Disposals	—	(6,583)
Depreciation	(1,793)	(5,210)
Impairment loss	—	(855)
Transfers	30,090	(7,166)
Classified to assets held-for-sale	—	(3,594)
Foreign currencies translation adjustments	(29)	(11)
Others	(1,261)	(592)
Classified into disposal group held-for-sale	—	(70,900)
Classified into disposal group held for distribution to owners	—	(56,667)

Ending balance	367,626	340,620

(3)	Fair value of investment properties is amounting to 394,159 million Won and 352,297 million Won as of June 30, 2014 and December 31, 2013, respectively. The fair value of investment property based on the assessment that was independently performed by an appraisal from external agencies, is classified as level 3 on the fair value hierarchy as of June 30, 2014.

(4)	Rental fee earned from investment properties is amounting to 2,140 million Won and 1,753 million Won for the six months ended June 30, 2014 and 2013, respectively.

16.	Premises and Equipment

(1)	Premises and equipment are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Land	Building	Properties for business use	Structures in leased office	Construction in progress	Structures	Total
Acquisition cost	1,498,898	791,263	933,990	361,182	424	20	3,585,777
Accumulated depreciation	—	(99,315)	(726,574)	(296,084)	—	(15)	(1,121,988)

Net carrying value	1,498,898	691,948	207,416	65,098	424	5	2,463,789

	December 31, 2013
	Land	Building	Properties for business use	Structures in leased office	Construction in progress	Structures	Total
Acquisition cost	1,516,364	797,672	1,013,319	344,776	31	20	3,672,182
Accumulated depreciation	—	(93,742)	(757,637)	(284,347)	—	(15)	(1,135,741)

Net carrying value	1,516,364	703,930	255,682	60,429	31	5	2,536,441

(2)	Changes in premises and equipment are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Land	Building	Properties for business use	Structures in leased office	Construction in progress	Structures	Total
Beginning balance	1,516,364	703,930	255,682	60,429	31	5	2,536,441
Acquisitions	38	7,037	27,858	13,017	393	—	48,343
Disposals or transfers	—	—	(30,031)	(214)	—	—	(30,245)
Depreciation	—	(11,676)	(45,940)	(13,779)	—	—	(71,395)
Classified to assets held-for-sale	(144)	(474)	—	—	—	—	(618)
Foreign currencies translation adjustments	(44)	(51)	(335)	(235)	—	—	(665)
Others	(17,316)	(6,818)	182	5,880	—	—	(18,072)

Ending balance	1,498,898	691,948	207,416	65,098	424	5	2,463,789

	For the year ended December 31, 2013
	Land	Building	Properties for business use	Structures in leased office	Construction in progress	Structures	Total
Beginning balance	1,827,026	945,103	340,304	68,729	4,376	5	3,185,543
Acquisitions	5,695	35,097	107,125	28,902	5,122	—	181,941
Disposals or transfers	(4,527)	(2,781)	(4,791)	(1,566)	—	—	(13,665)
Depreciation	—	(32,359)	(125,631)	(33,514)	—	—	(191,504)
Classified to assets held-for-sale	(955)	(1,834)	—	—	—	—	(2,789)
Foreign currencies translation adjustments	(30)	(241)	(586)	47	(20)	—	(830)
Others	3,318	9,627	2,803	9,697	(8,584)	—	16,861
Classified into disposal group held-for-sale	(169,171)	(104,957)	(38,735)	(1,805)	(863)	—	(315,531)
Classified into disposal group held for distribution to owners	(144,992)	(143,725)	(24,807)	(10,061)	—	—	(323,585)

Ending balance	1,516,364	703,930	255,682	60,429	31	5	2,536,441

17.	Intangible Assets and Goodwill

(1)	Intangible assets are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Software	Industrial rights	Development cost	Others	Membership deposits	Total
Acquisition cost	152,898	610	188,499	377,074	27,012	746,093
Accumulated amortization	(109,548)	(323)	(121,375)	(322,390)	—	(553,636)
Accumulated impairment losses	—	—	—	(2,790)	(2,578)	(5,368)

Net carrying value	43,350	287	67,124	51,894	24,434	187,089

	December 31, 2013
	Core deposit	Software	Industrial rights	Development cost	Others	Membership deposits	Total
Acquisition cost	3,107	166,829	571	220,121	401,006	25,742	817,376
Accumulated amortization	(3,107)	(111,531)	(284)	(129,692)	(299,107)	—	(543,721)
Accumulated impairment losses	—	—	—	—	(299)	(4,430)	(4,729)

Net carrying value	—	55,298	287	90,429	101,600	21,312	268,926

(2)	Changes in intangible assets are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Software	Industrial rights	Development cost	Others	Membership deposits	Total
Beginning balance	55,298	287	90,429	101,600	21,312	268,926
Acquisitions	6,426	38	19,632	14,868	1,730	42,694
Disposals	(9,782)	—	(32,024)	(38,564)	(114)	(80,484)
Amortization	(8,592)	(38)	(10,901)	(23,403)	—	(42,934)
Impairment loss	—	—	—	—	(656)	(656)
Foreign currencies translation adjustments	—	—	(1)	(118)	(79)	(198)
Others	—	—	(11)	(2,489)	2,241	(259)

Ending balance	43,350	287	67,124	51,894	24,434	187,089

	For the year ended December 31, 2013
	Goodwill	Core deposit	Software	Industrial rights	Development cost	Others	Membership deposits	Total
Beginning balance	131,779	4,321	45,240	184	77,369	113,907	60,607	433,407
Acquisitions	—	—	28,533	173	43,289	37,696	9,513	119,204
Disposals	—	—	(1,875)	—	(1,701)	(754)	(3,156)	(7,486)
Amortization	—	(855)	(17,138)	(64)	(27,509)	(57,436)	—	(103,002)
Impairment loss	(40,556)	(3,471)	—	—	—	(299)	(4,660)	(48,986)
Foreign currencies translation adjustments	—	5	—	—	—	(59)	(85)	(139)
Others	—	—	1,467	—	39	22,446	1,702	25,654
Classified into disposal group held-for-sale	(91,223)	—	(152)	—	(596)	(3,515)	(28,605)	(124,091)
Classified into disposal group held for distribution to owners	—	—	(777)	(6)	(462)	(10,386)	(14,004)	(25,635)

Ending balance	—	—	55,298	287	90,429	101,600	21,312	268,926

18.	Assets Held-for-Sale

Assets held-for-sale is as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Premises and equipment	1,104	587

19.	Assets Subjected to Lien and Assets Acquired through Foreclosures

(1)	Assets subjected to lien are as follows (Unit: Korean Won in millions):

		June 30, 2014
		Collateral given to	Amount	Reason for collateral
Due from banks		Korea Investment & Securities Co., Ltd. and others	23,658	Margin deposit for future or option and others
Financial assets at FVTPL	Financial institutions debt securities and others	Daewoo Securities Co., and others	222,403	Substitutable securities
AFS financial assets	Korean treasury and government agencies bonds	Nomura Securities Co., Ltd. and others	43,346	Related to bonds sold under repurchase agreements (*)
	Financial institutions debt securities and others	Bank of Korea and others	2,083,387	Settlement risk and others
HTM financial assets	Korean treasury and government agencies bonds	Nomura Securities Co., Ltd. and others	651,265	Related to bonds sold under repurchase agreements (*)
	Korean treasury and government agencies bonds and others	Bank of Korea and others	4,096,402	Settlement risk and others
Land and building		Shinhan Card Co., Ltd. and others	1,272	Set the collateral security and others

		Total	7,121,733

(*)	The Group has the agreements to repurchase the sold assets as the pre-determined price or the price which include the rate of return and provide the guarantee on the assets. The transferee has the right to sale or provide a guarantees. Therefore the Group records the assets as Repurchase agreements since the assets are not meet the derecognition criteria.

		December 31, 2013
		Collateral given to	Amount (*1)	Reason for collateral
Due from banks		Samsung Securities Co., Ltd. and others	18,242	Margin deposit for future or option and others
Financial assets at FVTPL	Financial institutions debt securities and others	Korea Securities Depository and others	13,112,614	Collateral repurchase agreement and others
AFS financial assets	Korean treasury and government agencies bond	Nomura Securities Co., Ltd. and others	211,629	Related to bonds sold under repurchase agreements (*2)
	Financial institutions debt securities and others	Bank of Korea and others	2,336,541	Settlement risk and others
HTM financial assets	Korean treasury and government agencies bonds	Nomura Securities Co., Ltd. and others	893,123	Related to bonds sold under repurchase agreements (*2)
	Korean treasury and government agencies bonds and others	Bank of Korea and others	3,974,617	Settlement risk and others
Land and building		Shinhan Card Co., Ltd. and others	18,491	Leasehold rights and others

		Total	20,565,257

(*1)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.
(*2)	The Group has the agreements to repurchase the sold assets as the pre-determined price or the price which include the rate of return and provide the guarantee on the assets. The transferee has the right to sale or provides guarantees. Therefore the Group records the assets as Repurchase agreements since the assets are not meet the derecognition criteria.

(2)	The carrying amounts of buildings acquired through foreclosure are amounting to 329 million Won as of December 31, 2013.

(3)	Loaned securities are as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013 (*)	Loaned to
Financial assets at FVTPL	Korean treasury and government agencies bonds	—	110,090	Korea Money Brokerage Corp.
	Korean securities	15,174	35,880	Samsung Securities Co., Ltd. and others
AFS financial assets	Korean treasury and government agencies bonds	80,546	320,013	Korea Securities Depository and others

	Total	95,720	465,983

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

Loaned securities are lending of specific securities to borrowers who agree to return the same quantity of the same security at the end of lending period. As the Group does not derecognize these securities, there are no liabilities relates to loaned securities.

(4)	Collaterals held that can be disposed and re-subjected to lien regardless of defaults of counterparties

Fair values of collaterals held can be disposed and re-subjected to lien regardless of defaults of counterparties as of June 30, 2014 and December 31, 2013 are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Fair values of collaterals	Fair values of collaterals were disposed or re-subjected to lien
Securities	6,081,387	—

	December 31, 2013 (*)
	Fair values of collaterals	Fair values of collaterals were disposed or re-subjected to lien
Securities	4,913,671	82,925

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

20.	Other Assets

Other assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Prepaid expenses	163,480	174,344
Advance payments	1,200	739
Non-operative assets	—	329
Others	3,516	3,474

Total	168,196	178,886

21.	Financial Liabilities at FVTPL

(1)	Financial liabilities at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Financial liabilities held for trading	2,252,672	2,105,301
Financial liabilities designated at FVTPL	434,130	401,947

Total	2,686,802	2,507,248

(2)	Financial liabilities held for trading are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Derivative liabilities	2,238,177	2,096,047
Gold banking liabilities	11,856	9,254
Borrowings	2,639	—

Total	2,252,672	2,105,301

(3)	Financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Borrowings	280,260	218,788
Debentures	153,870	183,159

Total	434,130	401,947

(4)	Credit risk adjustment to financial liabilities designated at FVTPL is as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014	For the year ended December 31, 2013
Financial liabilities designated at FVTPL	434,130	401,947
Changes in credit risk adjustments	(1,997)	(2,905)
Accumulated changes in credit risk adjustments	425	2,422

Credit risk adjustments are applied to reflect the Group’s own credit risk when measuring derivative liabilities at fair value. The methodology to determine the adjustment incorporates the Group’s credit spread as observed through credit ratings.

(5)	Carrying value and nominal amounts at maturity of financial liabilities designed at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Carrying value	434,130	401,947
Nominal value at maturity	503,079	522,650

	(68,949)	(118,703)

22.	Deposits due to Customers

(1)	Deposits sorted by interest type are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Deposits in local currency
Demand deposits	10,735,390	11,690,841
Time deposits	152,529,260	146,131,999
Mutual funds	49,366	53,189
Deposits on notes payables	365,419	352,577
Deposits on CMA	289,038	338,265
Certificate of deposits	2,721,443	3,297,551
Other deposits	1,281,597	1,236,910

Sub-total	167,971,513	163,101,332

Deposits in foreign currencies	11,790,757	12,264,621
Present value discount	(10,370)	(42,309)

Total	179,751,900	175,323,644

(2)	Deposits by customers are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Individual	65,276,554	65,124,028
Corporation	55,867,807	56,746,545
Banks	17,811,564	17,192,049
Government agencies	18,482,438	15,826,903
Other financial institutions	8,024,538	8,563,129
Government	2,115,431	1,197,202
Non-profit corporation	4,742,135	4,206,899
Educational organization	2,577,834	2,542,257
Foreign corporations	1,233,881	1,159,035
Others	3,630,088	2,807,906
Present value discount	(10,370)	(42,309)

Total	179,751,900	175,323,644

23.	Borrowings and Debentures

(1)	Borrowings are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Lenders	Average annual interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the Bank of Korea	The Bank of Korea	0.8	611,328
Borrowings from government funds	Small and Medium Business Corporation and others	1.7	1,751,919
Others	Seoul Metropolitan Government and others	2.9	4,912,646

Sub-total			7,275,893

Borrowings in foreign currencies:
Borrowings in foreign currencies	Bank of communication and others	0.6	6,221,093
Offshore borrowings in foreign currencies	Korea Development Bank and others	0.8	16,230

Sub-total			6,237,323

Bills sold	Others	2.6	87,155
Call money	Banks	0.9	1,739,236
Bonds sold under repurchase agreements	Others		782,152
Present value discount			(196)

Total			16,121,563

	December 31, 2013
	Lenders	Average annual interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the Bank of Korea	The Bank of Korea	1.0	513,841
Borrowings from government funds	Small and medium Business Corporation and others	1.8	1,790,146
Others	Seoul Metropolitan Government and others	2.8	4,185,524

Sub-total			6,489,511

Borrowings in foreign currencies:
Borrowings in foreign currencies	Bank of communication and others	0.8	6,225,236
Offshore borrowings in foreign currencies	Toronto Dominion Bank SG and others	0.8	21,106

Sub-total			6,246,342

Bills sold	Others	2.4	111,096
Call money	Banks	0.8	4,871,976
Bonds sold under repurchase agreements	Others		513,442
Present value discount			(856)

Total			18,231,511

(2)	Debentures are as follows (Unit: Korean Won in millions):

	June 30, 2014		December 31, 2013
	Interest rate (%)	Amount	Interest rate (%)	Amount
Face value of bond
Ordinary bonds	0.8~10.5	16,368,772	0.8~10.5	14,687,044
Subordinated bonds	3.4~10.3	7,240,461	3.4~10.3	6,995,786
Other bonds		53,006		53,006

Sub-total		23,662,239		21,735,836

Discounts on bond		(79,070)		(58,162)

Total		23,583,169		21,677,674

24.	Provisions

(1)	Provision is as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Asset retirement obligation	29,422	23,513
Provision for guarantee (*1)	340,376	501,948
Provision for loan commitments	95,161	123,930
Provision for credit card points	6,327	6,441
Other provisions (*2)	31,405	28,967

Total	502,691	684,799

(*1)	Provision for guarantee includes provision for financial guarantee of 99,816 million Won and 123,228 million Won as of June 30, 2014 and December 31, 2013, respectively.
(*2)	Other provisions include provision for litigation, for loss protection, and for others.

(2)	Changes in provisions except for asset retirement obligation are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Provision for guarantees	Provision for loan commitments	Provision for credit card points	Other provisions	Total
Beginning balance	501,948	123,930	6,441	28,967	661,286
Provisions provided	3,608	1,042	8,190	10,149	22,989
Provisions used	3,333	(50)	(8,304)	(7,711)	(12,732)
Reversal of unused amount	(168,513)	(29,761)	—	—	(198,274)

Ending balance	340,376	95,161	6,327	31,405	473,269

	For the year ended December 31, 2013
	Provision for guarantees	Provision for loan commitments	Provision for credit card points	Other provisions	Total
Beginning balance	421,520	158,395	7,181	254,538	841,634
Provisions provided	96,164	—	13,051	72,656	181,871
Provisions used	1,470	4,015	(13,018)	(86,559)	(94,092)
Reversal of unused amount	(3,683)	(13,216)	(14)	(9,159)	(26,072)
Classified into disposal group held-for-sale	(578)	(361)	—	(12,006)	(12,945)
Classified into disposal group held for distribution to owners	(12,945)	(24,903)	(759)	(190,503)	(229,110)

Ending balance	501,948	123,930	6,441	28,967	661,286

(3)	Changes in details of asset retirement obligation are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014	For the year ended December 31, 2013
Beginning balance	23,513	22,024
Provisions provided	362	4,553
Provisions used	(238)	(1,532)
Depreciation	297	433
Reversal of unused amount	(144)	(1,800)
Increase in restoration costs	5,632	9,175
Classified into disposal group held-for-sale	—	(4,619)
Classified into disposal group held for distribution to owners	—	(4,721)

Ending balance	29,422	23,513

25.	Net Defined Benefit Liability

Employees and directors with one or more years of service are entitled to receive a payment upon termination of their employment, based on their length of service and rate of pay at the time of termination. The assets of the plans are measured at their fair value at the end of reporting date. The plan liabilities are measured using the projected unit method, which takes account of projected earnings increases, using actuarial assumptions that give the best estimate of the future cash flows that will arise under the plan liabilities.

The Group is exposed to various risks through Defined Benefit Retirement Pension Plan and the most significant risks are as follows:

Volatility of Asset

The defined benefit obligation was estimated with a discount rate which is calculated based on the yield of blue chip corporate bonds in Korea. A deficit may occur if the rate of return on plan assets falls short of the discount rate. The plan assets include equity instruments that are exposed to the related volatility and risks.

Decrease in Yield of Blue Chip Bonds

A decrease in yield of blue chip bonds may result in increase in defined benefit liability although the increase in the value of some debt securities in the defined benefit plan would set it off partially.

Risk of Inflation

Defined benefit obligations are correlated to the inflation rate; the higher the inflation rate is, the higher the level of liabilities. As a result, a deficit may occur in the plan. However, the plan assets are less impacted since the plan assets mainly consist of debt securities with fixed rates and equity instruments.

(1)	The net defined benefit liability is as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Defined benefit obligation	582,562	509,849
Fair value of plan assets	(493,203)	(438,247)

Net defined benefit liability	89,359	71,602

(2)	Changes in the carrying value of defined benefit obligation are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014	For the year ended December 31, 2013
Beginning balance	509,849	562,285
Current service cost	58,738	160,216
Interest cost	10,407	21,352
Remeasurements	33,388	(7,299)
Foreign currencies translation adjustments	(30)	2,742
Retirement benefit paid	(24,478)	(38,787)
Past service cost	—	470
Curtailment or settlement	(5,593)	(4,082)
Others	281	2,542
Classified into disposal group held-for-sale	—	(68,177)
Classified into disposal group held for distribution to owners	—	(121,413)

Ending balance	582,562	509,849

(3)	Changes in the plan assets are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014	For the year ended December 31, 2013
Beginning balance	438,247	395,989
Interest income	10,391	21,085
Remeasurements	(9,944)	(2,489)
Employer’s contributions	74,444	147,633
Retirement benefit paid	(16,932)	(28,615)
Curtailment or settlement	(5,549)	(3,725)
Others	2,546	1,277
Classified into disposal group held-for-sale	—	(60,348)
Classified into disposal group held for distribution to owners	—	(32,560)

Ending balance	493,203	438,247

(4)	Plan assets mainly consist of deposits that represent 100% and 91.48% of plan assets as of June 30, 2014 and December 31, 2013, respectively. Among plan assets, realized returns on plan assets amount to 447 million Won and 18,596 million Won for the six months ended June 30, 2014 and for the year ended December 31, 2013, respectively.

(5)	Current service cost, net interest expense, past service cost, loss on the curtailment or settlement and remeasurements recognized in the consolidated statements of net income and total comprehensive income are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014	For the year ended December 31, 2013
Current service cost	58,738	160,216
Net interest expense	16	267
Past service cost	—	470
Loss on the curtailment or settlement	44	(357)
Reclassification to discontinued operations	—	(40,681)
Cost recognized in net income	58,798	119,915
Remeasurements	43,332	(4,810)

Cost recognized in total comprehensive income	102,130	115,105

Retirement benefit service costs related to defined contribution plans are recognized 1,554 million Won and 2,967 million Won for the six months ended June 30, 2014 and for the year ended December 31, 2013, respectively.

(6)	Key actuarial assumptions used in defined benefit liability assessment are as follows:

	June 30, 2014	December 31, 2013
Discount rate	3.82%	4.28%
Future wage growth rate	5.72%	5.72%
Retirement rate	Issued by Korea Insurance Development Institute	Issued by Korea Insurance Development Institute
Mortality rate	Issued by Korea Insurance Development Institute	Issued by Korea Insurance Development Institute

(7)	The sensitivity to actuarial assumptions used in the assessment of defined benefit obligation is as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013
Discount rate	Increase by 1% point	498,323	463,007
	Decrease by 1% point	618,331	564,001
Future wage growth rate	Increase by 1% point	618,642	564,533
	Decrease by 1% point	497,162	461,767

26.	Other Financial Liabilities and Other Liabilities

Other financial liabilities and other liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Other financial liabilities:
Payables	6,836,601	8,308,778
Accrued expenses	2,226,728	2,291,716
Borrowings from trust accounts	3,455,913	3,361,478
Agency business revenue	639,974	406,576
Foreign exchange payables	762,832	650,429
Domestic exchange payables	1,669,376	2,872,725
Miscellaneous liabilities	1,930,128	2,023,245

Sub-total	17,521,552	19,914,947

Other liabilities:
Deferred income	155,541	157,944
Other miscellaneous liabilities	239,714	253,334

Sub-total	395,255	411,278

Total	17,916,807	20,326,225

27.	Derivatives

(1)	Derivative assets and derivative liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014
		Assets		Liabilities
	Nominal amount	Fair value hedge	For trading	For trading
Interest rate:
Interest rate swap	112,802,712	142,800	879,352	916,253
Interest rate futures	41,508	—	—	—
Long interest rate options	1,185,644	—	7,865	—
Short interest rate options	2,080,644	—	—	5,429
Currency:
Currency forwards	26,822,961	—	381,827	524,270
Currency swaps	18,216,911	—	899,521	743,036
Currency futures	439,875	—	—	—
Long currency option	1,336,450	—	44,921	—
Short currency option	1,378,497	—	—	20,359
Stock Index:
Stock index futures	31,525	—	—	—
Long stock index option	517,311	8,363	62,524	—
Short stock index option	854,795	—	—	24,740
Stock index swaps	10,000	—	—	—
Others:
Short option	89,822	—	3,217	—
Other forwards	92,959	—	—	3,289
Other swaps	26,109	—	1,221	801
Other futures	1,520	—	—	—

Total	165,929,243	151,163	2,280,448	2,238,177

	December 31, 2013
		Assets		Liabilities
	Nominal amount	Fair value hedge	For trading	Fair value hedge	For trading
Interest rate:
Interest rate swap	122,337,393	131,386	996,279	13	1,025,354
Interest rate futures	31,722	—	—	—	—
Long interest rate options	737,963	—	11,355	—	—
Short interest rate options	2,722,963	—	—	—	8,570
Currency:
Currency forwards	28,984,290	—	353,456	—	375,259
Currency swaps	19,653,370	—	713,975	—	655,198
Currency futures	1,416,265	—	—	—	—
Long currency option	642,132	—	51,497	—	—
Short currency option	644,770	—	—	—	8,392
Stock Index:
Stock index futures	54,126	—	—	—	—
Long stock index option	273,511	24	55,105	—	—
Short stock index option	860,607	—	—	1,772	20,340
Stock index swaps	10,000	—	—	—	22
Others:
Short option	8,346	—	—	—	49
Other forwards	12,607	—	268	—	507
Other swaps	160,430	—	2,496	—	2,356
Other futures	660	—	—	—	—

Total	178,551,155	131,410	2,184,431	1,785	2,096,047

Derivatives held for trading purpose are classified into financial assets or liabilities at FVTPL and derivatives for hedging are stated in a separate line item in the consolidated statements of financial position (see Notes 8 and 21).

(2)	Gains or losses from valuation of financial instruments under hedge accounting are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014	For the six months ended June 30, 2013
Gains or losses from hedged items	(31,184)	43,014
Gains or losses from hedging instruments	21,565	(32,163)

28.	Day 1 Profit or Loss

Changes in details of deferred day 1 profits or losses are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014	For the year ended December 31, 2013
Beginning balance	6,256	65,267
Acquisitions	6,621	100,110
Amounts recognized in profits or losses	(3,402)	(59,389)
Classified into disposal group held-for-sale	—	(99,732)

Ending balance	9,475	6,256

In case that some inputs to measure fair values of financial instruments were not observable or available in the market, valuation techniques were utilized to evaluate such financial instruments. Those financial instruments were recorded at the fair value produced by the valuation techniques as at the time of acquisition, even though there were difference noted between the transaction price and the fair value. The table above presents the difference yet to be realized as profit or losses.

29.	Capital Stock and Capital Surplus

(1)	The number of authorized shares and others are as follows:

	June 30, 2014	December 31, 2013
Authorized shares of common stock	2,400,000,000 shares	2,400,000,000 shares
Par value	5,000 Won	5,000 Won
Issued shares of common stock	676,278,371 shares	806,015,340 shares

(2)	Details of capital surplus are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Capital in excess of par value	91,474	109,025
Other capital surplus	(212)	67,477

Total	91,262	176,502

30.	Hybrid Securities

The bond-type hybrid securities classified as owners’ equity are as follows (Unit: Korean Won in millions):

	Issuance date	Maturity	Annual interest rate (%)	June 30, 2014	December 31, 2013
The 1st bond-type hybrid securities	November 22, 2011	November 22, 2041	5.91	310,000	310,000
The 2nd bond-type hybrid securities	March 8, 2012	March 8, 2042	5.83	190,000	190,000
Issuance cost				(1,593)	(1,593)

Total				498,407	498,407

Although these instruments have contractual maturity dates and stipulated contractual interest payments, the contractual agreements allow the Group to indefinitely extend the maturity date and defer the payment of interest without a modification of the other terms of the instrument such as interest rate, etc. If the Group makes a resolution not to pay dividends on ordinary stock, and then, the Group is exonerated from interest payment on the hybrid securities.

31.	Other Equity

(1)	Details of other equity are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Accumulated other comprehensive income:
Gain on available-for-sale financial assets	206,372	204,110
Share of other comprehensive income of joint ventures and associates	1,847	4,690
Loss on foreign currency translation for foreign operations	(151,130)	(117,793)
Remeasurement of the net defined benefit liability	(88,794)	(59,877)
Cash flow hedges	(10,371)	(8,359)

Sub-total	(42,076)	22,771

Treasury shares (*)	(359)	(14)
Changes due to distribution to owners	(2,243,790)	(58,124)

Total	(2,286,225)	(35,367)

(*)	The Parent company held 2,000 treasury shares amounting to 14 million Won as of December 31, 2013 which were fractional shares in exchange with Woori Investment & Securities Co., Ltd. The Parent company acquired 27,157 shares amounting to 345 million Won during the six months ended June 30, 2014 and holds 29,157 shares amounting to 359 million Won as of June 30, 2014.

(2)	Changes in the accumulated other comprehensive income are as follows (Unit: Korean Won in millions):

	For the year ended June 30, 2013
	Beginning balance	Increase (decrease) on valuation	Reclassification adjustments	Income tax effect	Disposal of consolidated subsidiaries	Ending balance
Gain (loss) on available-for-sale financial assets	279,398	188,553	(223,076)	26,439	(64,942)	206,372
Share of other comprehensive income (loss) of joint ventures and associates	5,753	(5,870)	(244)	2,208	—	1,847
Gain (loss) on foreign currency translation of foreign operations	(136,576)	(59,103)	37,094	7,455	—	(151,130)
Remeasurement of the net defined benefit liability	(68,408)	(38,184)	(900)	6,239	12,459	(88,794)
Cash flow hedges	7,928	(6,844)	(13,671)	2,296	(80)	(10,371)

Total	88,095	78,552	(200,797)	44,637	(52,563)	(42,076)

	For the year ended December 31, 2013
	Beginning balance	Increase (decrease) on valuation	Reclassification adjustments	Income tax effect	Total	Classified into disposal group held- for-sale	Classified into disposal group held for distribution to owners	Ending balance
Gain (loss) on available-for-sale financial assets	313,180	8,089	(17,110)	(24,761)	279,398	28,923	46,365	204,110
Share of other comprehensive income (loss) of joint ventures and associates	12,128	(7,269)	—	894	5,753	3,662	(2,599)	4,690
Gain (loss) on foreign currency translation of foreign operations	(84,577)	(70,728)	(10)	18,739	(136,576)	(18,783)	—	(117,793)
Remeasurement of the net defined benefit liability	(75,323)	2,508	—	4,407	(68,408)	592	(9,123)	(59,877)
Cash flow hedges	8,693	(650)	811	(926)	7,928	15,426	861	(8,359)

Total	174,101	(68,050)	(16,309)	(1,647)	88,095	29,820	35,504	22,771

32.	Retained Earnings

(1)	Details of retained earnings are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Legal reserves	965,134	1,075,539
Voluntary reserves	8,032,767	8,656,858
Retained earnings carried forward	5,184,924	3,380,293

Total	14,182,825	13,112,690

In accordance with Article 53 of the Financial Holding Company Act, legal reserves are appropriated at least 10% of net income on every dividend declaration, not exceeding the paid in capital.

(2)	Changes in retained earnings are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014	For the year ended December 31, 2013
Beginning balance	13,112,690	13,881,378
Net income (loss) attributable to owners	1,195,958	(537,688)
Changes due to distribution to owners	(110,405)	—
Remeasurement of the net defined benefit liability	(764)	—
Dividends on common stock	—	(201,503)
Dividends on hybrid securities	(14,653)	(29,399)
Discount on stock issuance of consolidated subsidiaries	—	(98)
Redemption of hybrid securities in consolidated subsidiaries	(1)	—

Ending balance	14,182,825	13,112,690

33.	Planned Regulatory Reserve for Credit Loss

In accordance with the Regulations for Supervision of Financial Holding Companies (“RSFHC”), if the estimated allowance for credit loss determined in accordance with K-IFRS 1039 Financial instruments: Recognition and Measurement is lower than those in accordance with the RSFHC, the Group shall disclose the difference as the regulatory reserve for credit loss.

(1)	Regulatory reserve for credit loss is as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Controlling interests	1,633,161	1,775,181
Non-controlling interests	11,202	25,206

	1,644,363	1,800,387

(2)	Reserve, net income attributable to shareholders and earnings per share after the reserve provided are as follows (Unit: Korean Won in millions, except for earnings per share):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Planned regulatory reserve for credit loss	(172,723)	(142,020)	189,490	128,396
Net income after the planned reserve provided	1,045,904	1,337,978	(41,267)	229,950

Earnings per share after the planned reserve provided (*)	1,444	1,736	(60)	267

(*)	Earnings per share after the planned reserve provided are calculated by deducting dividends on hybrid securities from net income after the planned reserve provided.

34.	Dividends

As of June 30, 2014, the Group does not have any plan for dividends.

35.	Net Interest Income

(1)	Interest income recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Financial assets at FVTPL	18,219	35,190	28,284	76,257
AFS financial assets	95,882	190,821	99,334	192,234
HTM financial assets	117,578	215,349	117,795	251,611
Loans and receivables:
Interest on due from banks	26,165	51,238	32,259	59,027
Interest on loans	2,054,683	4,089,554	2,086,409	4,185,705
Interest of other receivables	12,799	25,525	12,868	27,709

Sub-total	2,093,647	4,166,317	2,131,536	4,272,441

Total	2,325,326	4,607,677	2,376,949	4,792,543

(2)	Interest expenses recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Interest on deposits due to customers	875,218	1,740,630	910,520	1,877,229
Interest on borrowings	65,628	133,369	62,100	124,161
Interest on debentures	230,228	459,533	246,094	495,360
Other interest expense	32,459	63,981	35,552	70,688

Total	1,203,533	2,397,513	1,254,266	2,567,438

36.	Net Fees and Commissions Income

(1)	Fees and commissions income recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Banking fees:
Banking fees (*)	164,300	325,885	170,659	345,326
Guarantee fees	18,570	37,486	21,697	44,975
Fees from project financing	7,769	8,408	2,311	6,323

Sub-total	190,639	371,779	194,667	396,624

Other fees:
Credit card fees	180,313	364,216	170,330	323,814
CMA management fees	—	—	199	789
Brokerage fees	15,200	30,379	16,448	31,869
Others	17,840	34,056	13,108	26,649

Sub-total	213,353	428,651	200,085	383,121

Total	403,992	800,430	394,752	779,745

(*)	Banking fees include agency commission, fees income from electronic finance, fees income related to loan, fees for import letter of credit dealing, commission received on foreign exchange and others.

(2)	Fees and commissions expenses incurred are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Fees paid	33,020	56,581	33,101	59,933
Credit card commission	141,032	278,391	136,325	267,031
Brokerage commission	58	115	27	87
Others	3,201	4,606	455	5,037

Total	177,311	339,693	169,908	332,088

37.	Dividend Income

Dividend income recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Dividend from financial assets at FVTPL	113	2,734	186	6,767
Dividend from AFS financial assets	23,222	73,956	22,133	43,898

Total	23,335	76,690	22,319	50,665

38.	Gains (Losses) on Financial Instruments at FVTPL

(1)	Gains (losses) on financial assets held for trading are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gains (losses) on valuation and disposal of securities:
losses on redemption of securities	(124)	(180)	(255)	(346)
Gains (losses) on transaction of securities	1,389	(4,065)	(16,407)	(9,669)
Gains (losses) on valuation of securities	8,067	9,542	(44,326)	(44,506)

Sub-total	9,332	5,297	(60,988)	(54,521)

Gains (losses) on derivatives:
Gains (losses) on transaction of derivatives
Interest rate derivatives	(25,436)	(20,565)	(20,502)	(4,705)
Currency derivatives	(8,266)	10,852	165,195	255,718
Equity derivatives	(4,015)	(3,270)	(3,415)	(11,060)
Other derivatives	(99)	(34)	(103)	(381)

Sub-total	(37,816)	(13,017)	141,175	239,572

Gains (losses) on valuation of derivatives
Interest rate derivatives	7,207	(8,023)	30,216	14,967
Currency derivatives	28,826	8,801	(57,124)	(106,541)
Equity derivatives	(551)	4,878	(21,462)	(17,413)
Other derivatives	(30)	53	(85)	78

Sub-total	35,452	5,709	(48,455)	(108,909)

Total	6,968	(2,011)	31,732	76,142

(2)	Gains (losses) on financial assets designated at FVTPL are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gains on transaction of securities	—	(31)	—	249
Gains (losses) on valuation of securities	575	66	(126)	(1,244)
Losses on transaction of other financial assets designated at FVTPL	9,088	9,366	(3,891)	(5,028)
Gains (losses) on valuation of other financial assets designated at FVTPL	(5,460)	5,932	52,485	36,544

Total	4,203	15,333	48,468	30,521

39.	Gains (Losses) on AFS Financial Assets

Gains (losses) on AFS financial assets are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gains on redemption of securities	60	118	10	16
Gains on transaction of securities	54,152	94,566	49,968	70,744
Impairment losses on securities	(36,938)	(130,948)	(22,898)	(60,213)

Total	17,274	(36,264)	27,080	10,547

40.	Impairment Losses due to Credit Loss

Impairment losses on loans and receivables, guarantees and loan commitments recognized for credit loss are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Provision due to credit loss	356,703	508,776	512,240	936,197
Provision on guarantee (reversal)	(100,653)	(164,905)	14,300	58,989
Provision on loan commitment (reversal)	4,035	(28,720)	(27,443)	(19,071)

Total	260,085	315,151	499,097	976,115

41.	Other Net Operating Income (Expenses)

(1)	Other operating income recognized is as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gains on transaction of foreign exchange	519,042	1,037,762	516,498	1,076,710
Gains on translation of foreign exchange	181	282	469	661
Gains on disposal of loans and receivables	41,613	72,684	39,510	72,434
Gains on transactions of derivatives (hedging)	—	—	—	1,712
Gains on valuations of derivatives (hedging)	21,818	36,108	4,223	21,745
Gains on fair value hedged items	3,738	12,182	44,991	65,091
Reversal of other provisions	50	144	5,260	5,260
Others (*)	17,594	30,288	80,726	189,616

Total	604,036	1,189,450	691,677	1,433,229

(*)	Others include 18,871 million Won and 178,193 million Won as receivables from other financial institutions under an agreement on a workout plan for borrowers among banks which provided credits and loans on such borrowers for the six months ended June 30, 2014 and 2013, respectively.

(2)	Other operating expenses recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Administrative expenses	760,040	1,445,235	757,617	1,445,738
Losses on transaction of foreign exchange	418,218	925,174	604,687	1,191,742
Losses on translation of foreign exchange	168	193	181	—
KDIC deposit insurance fees	64,333	126,139	59,715	115,685
Contribution to miscellaneous funds	84,404	166,847	83,335	163,502
Losses on disposal of loans and receivables	—	18	(26)	45
Losses on transactions of derivatives (hedging)	—	—	1,996	3,033
Losses on valuations of derivatives (hedging)	4,154	14,543	39,733	52,587
Losses on fair value hedged items	27,286	43,366	4,622	22,077
Other provisions	12,177	18,339	3,938	21,762
Others (*)	115,804	174,764	57	—

Total	1,486,584	2,914,618	1,555,855	3,016,171

(*)	Others include 164,923 million Won as payables to other financial institutions under an agreement on a workout plan for borrowers among banks which provided credits and loans on such borrowers for the six months ended June 30, 2014.

(3)	Administrative expenses recognized are as follows (Unit: Korean Won in millions):

			2014		2013
			Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Employee benefits	Short term employee benefits	Salaries	283,157	572,697	297,897	584,355
		Others	91,672	173,169	91,657	169,089
	Retirement benefit service costs		30,256	60,352	30,437	60,361
	Redundancy payments		67,708	67,708	53,787	54,509

	Sub-Total		472,793	873,926	473,778	868,314

Depreciation and amortization			54,677	114,329	56,503	118,779
Other administrative expenses	Rent		65,562	132,104	55,225	113,526
	Taxes and dues		28,471	56,192	30,976	59,918
	Service charges		55,512	96,463	50,746	98,386
	IT expenses		21,131	49,106	24,092	52,193
	Telephone and communication expenses		14,294	28,248	14,398	28,628
	Operating promotion expenses		8,748	19,959	9,478	21,063
	Advertising		11,341	19,577	14,263	28,277
	Printing		2,812	5,047	2,457	4,820
	Traveling expenses		1,844	3,803	1,815	3,499
	Supplies		1,575	3,210	1,812	3,407
	Insurance premium		1,454	2,880	998	1,987
	Others		19,826	40,391	21,076	42,941

	Sub-total		232,570	456,980	227,336	458,645

	Total		760,040	1,445,235	757,617	1,445,738

42.	Other Non-Operating Income (Expenses)

(1)	Other non-operating income recognized is as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Rental fee income	1,713	3,172	183	2,881
Gains on disposal of investments in jointly controlled entities and associates	6,667	8,143	6,206	6,206
Gains on disposal of premises and equipment and other assets	296	723	(35)	555
Reversal of impairment loss of premises and equipment and other assets	226	226	46	46
Others	28,771	49,192	40,609	61,850

Total	37,673	61,456	47,009	71,538

(2)	Other non-operating expenses recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Expenses on investment properties	1,204	2,397	1,130	2,186
Losses on disposal of investment in jointly controlled entities and associates	494	494	3,379	4,464
Losses on disposal of premises and equipment and other assets	410	435	321	374
Impairment losses of premises and equipment and other assets	383	1,132	163	170
Donation	4,799	28,926	5,798	20,412
Others	10,561	20,913	10,268	17,777

Total	17,851	54,297	21,059	45,383

43.	Income Tax Expense

(1)	Income tax expense is as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Current tax expense
Current tax expense in respect of the current year	308,536	178,165
Adjustments recognized in the current period in relation to the current tax of prior periods	1,676	(7,831)

Sub-total	310,212	170,334

Deferred tax expense
Deferred tax expense (income) relating to the origination and reversal of temporary differences	(625,208)	78,395
Deferred tax charged directly to equity	44,637	(37,016)

Sub-total	(580,571)	41,379

Income tax expense (income)	(270,359)	211,713

Income tax expense for continuing operations	163,817	35,726
Income tax expense (income) for discontinued operations	(434,176)	175,987

(2)	Income tax expense can be reconciled to net income as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Net income before income tax expense	877,048	656,102
Income from continuing operations before income tax	649,456	303,658
Income from discontinued operations before income tax	227,592	352,444
Tax calculated at statutory tax rate (*1)	211,784	158,315
Adjustments
Effect of income that is exempt from taxation	(22,339)	(36,760)
Effect of expenses that are not deductible in determining taxable profit	118,851	21,181
Effects on recognition of temporary differences due to investments in subsidiaries and joint ventures and losses carried forward not recognized in the prior year	—	66,688
Temporary differences due to investments in subsidiaries and joint ventures (*2)	(606,908)	—
Effects on the non-recognition of losses carried forward	12,754	—
Adjustments recognized in the current period in relation to the current tax of prior periods	1,676	(7,831)
Others	13,823	10,120

Sub-total	(482,143)	53,398

Income tax expense	(270,359)	211,713

Income tax expense for continuing operations	163,817	35,726
Income tax expense for discontinued operations	(434,176)	175,987
Effective tax rate (*3)	—	32.27%

(*1)	Applicable income tax rates are 1) 11% for below 200 million Won, 2) 22% for from 200 million Won to 20 billion Won, 3) 24.2% for above 20 billion Won.
(*2)	The Parent company is exempted from payment of tax in relation with the Spin-off of Kyongnam Co., Ltd. and Kwangju Co., Ltd in accordance with the Restriction of Special Taxation act as amended on May 14, 2014. Thus, deferred tax liabilities which were recognized in 2013 have been reversed.
(*3)	The effective tax rate was not calculated since the tax expense was negative.

(3)	Current tax assets and liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Current tax assets	4,200	143,101
Current tax liabilities	198,599	9,980

(4)	Deferred tax assets and liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Deferred tax assets	204,820	155,256
Deferred tax liabilities	3,609	49,105

Net deferred tax assets	201,211	106,151

44.	Earnings Per Share (“EPS”)

Basic EPS is calculated by dividing net income by weighted average number of common shares outstanding (Unit: Korean Won in millions except for EPS and number of shares):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Net income attributable to common shareholders	873,181	1,195,958	148,223	358,346
Dividends to hybrid securities	(7,356)	(14,653)	(7,356)	(14,653)
Net income attributable to common shareholders	865,825	1,181,305	140,867	343,693
Net income from continuing operations	187,164	402,614	127,589	209,019
Net income from discontinued operations	678,661	778,691	13,278	134,674
Weighted average number of common shares outstanding	719,036,145 shares	762,284,474 shares	806,013,340 shares	806,013,340 shares
Basic Earnings Per Share	1,204	1,550	175	426
Basic Earnings Per Share for continuing operations	260	528	158	259
Basic Earnings Per Share for discontinued operations	944	1,022	16	167

Diluted EPS is equal to basic EPS because there is no dilution effect for the six months ended June 30, 2014 and 2013.

45.	Contingent Liabilities and Commitments

(1)	Details of guarantees are as follow (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013(*)
Confirmed guarantees
Guarantee for loans	107,500	211,239
Acceptances	829,473	876,937
Letters of guarantees	104,879	173,292
Other confirmed guarantees	7,485,700	8,545,335

Total	8,527,552	9,806,803

Unconfirmed guarantees
Local letter of credit	628,756	743,134
Letter of credit	4,468,309	5,023,848
Other unconfirmed guarantees	1,482,331	1,779,210

Total	6,579,396	7,546,192

CP purchase commitments and others	2,437,197	5,447,858

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

(2)	Details of loan commitments and others are as follow (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013(*)
Loan commitments	84,524,814	90,728,033
Other commitments	3,515,304	3,146,251

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

(3)	Litigation case

The Group had filed lawsuits as follows (Unit: Korean Won in millions except for number of cases):

	June 30, 2014		December 31, 2013
	As plaintiff	As defendant	As plaintiff	As defendant
Number of cases	499 cases	302 cases	337 cases	475 cases
Amount of litigation	964,299	362,627	1,346,034	841,278
Allowance for provision for litigations	—	22,631	—	206,745

The data presented above include the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

As of June 30, 2014, The Group was accused of the payment of seized deposit of Seocho District Tax Office amounting to 45,000 million Won (defendant: Woori Bank).

46.	Lease

(1)	Finance lease liabilities

Present value of minimum lease payments under finance lease agreements are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
1 year or less	20,030	25,493
1 – 5 years	16,726	29,750

Sub-total	36,756	55,243
Present value discount	(1,510)	(2,734)

Present value	35,246	52,509

47.	Related Party Transactions

Related parties of the Group and major transactions with related parties during the current and prior period are as follows:

(1)	Related parties

Government related entity	Joint ventures and associates
Korea Deposit Insurance Corporation	Woori Renaissance Holdings,
Woori Blackstone Korea Opportunity Private Equity Fund I.,
Korea Credit Bureau Co., Ltd., Phoenix Digital Tech Co., Ltd.,
Korea Finance Security Co., Ltd.,
Woori Service Networks Co., Ltd., Kumho Tires Co., Ltd.,
United PF 1st Corporate Financial Stability,
Chin Hung International, Inc., Poonglim Co., Ltd.,
Ansang Tech Co., Ltd., Hana Construction Co., Ltd.,
STX Engine Co., Ltd., Samho International Co., Ltd.,
Forcetec Co., Ltd., Woori Columbus 1st Private Equity Fund,
Osung LST Co., Ltd., STX Corporation, Saudara Bank

(2)	Assets and liabilities from transactions with related parties are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Government related entity
Loans and receivables	3	16
Other financial assets	740,783	1,516,241
Other assets	—	1,085
Deposits due to customers	619,920	1,259,529
Provision	—	232
Other financial liabilities	5,169	6,526
Other liabilities	—	2,568
Joint ventures
AFS financial assets	—	205
Loans and receivables	—	688
Allowance for credit loss	—	(4)
Other assets	—	134
Deposits due to customers	—	6,834
Other financial liabilities	—	241
Other liabilities	—	234
Associates
AFS financial assets	—	104,565
Loans and receivables	802,776	821,225
Allowance for credit loss	(172,919)	(150,239)
Other financial assets	52,980	—

	June 30, 2014	December 31, 2013
Other assets	928	952
Deposits due to customers	226,846	268,881
Provision	26	512
Other financial liabilities	372	773
Other liabilities	29	26

(3)	Gains or losses from transactions with related parties are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Government related entity
Interest income	22,634	19,778
Interest expenses	10,600	6,877
Provision for bad debts (reversal)	(58)	—
Other operating expenses	1,035	—
Joint ventures
Interest expenses	—	17
Fees income	797	1,530
Bad debt expenses	(31)	(5)
Other operating income	397	1,804
Other operating expenses	128	75
Associates
Interest income	6,132	9,044
Interest expenses	823	730
Fees income	3,296	7,060
Fees expenses	354	—
Bad debt expenses (reversal)	(5,351)	9,245
Other operating income	17,760	13,916
Other operating expenses	279	244

(4)	Guarantees provided to the related parties are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
KDIC	1,500,497	2,000,684	Loan commitment
Korea Credit Bureau Co., Ltd.	34	33	Loan commitment
Woori Service Networks Co., Ltd.	184	158	Loan commitment
Korea Finance Security Co., Ltd.	218	51	Loan commitment
Kumho Tires Co., Inc.	87,930	113,453	Loan commitment
	11,921	208	Loan commitment in foreign currencies
	23,060	18,255	Import credit in foreign currencies and others
	—	128	Endorsed notes
	—	16,739	Commitments on loss sharing
Phoenix Digital Tech Co., Ltd.	2,624	3,797	Loan commitment
Chin Hung International Inc.	40,630	40,630	Loan commitment
DKT Co., Ltd.	—	17,920	Loan commitment
	—	5,879	Derivative commitment
Woori Blackstone Korea Opportunity Private Equity Fund I	—	15,565	Securities purchase contract
	—	10,000	Contribution commitment
STX Engine Co., Ltd.	47,470	38,757	Loan commitment
	48,557	21,213	Import credit in foreign currencies and others
STX Corporation	4,395	—	Loan commitment
	29,541	—	Import credit in foreign currencies and others

(5)	Compensation for key management is as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Short term benefits	4,890	13,856
Severance payments	393	1,317

Total	5,283	15,173

48.	Trust Accounts

(1)	Trust accounts of the Group are as follows (Unit: Korean Won in millions):

	Total assets		2014		2013
	June 30, 2014	December 31, 2013	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Trust accounts	30,164,008	52,811,488	264,964	631,478	464,955	851,170

(2)	Significant transactions between the Group and trust accounts are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Receivables
Trust fees receivables	21,317	27,120
Payables
Borrowings from trust accounts	3,148,228	3,233,699
Accrued interest expenses on borrowings from trust accounts	—	303

Total	3,148,228	3,234,002

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Revenue
Trust fees	12,088	26,057	13,235	26,343
Expense
Interest expenses on borrowings from trust accounts	19,161	41,319	25,338	50,242

(3)	Principal guaranteed trusts and principal and fixed rate of return guaranteed trusts.

1)	The carrying value of principal guaranteed trusts and principal and fixed rate of return guaranteed trusts are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Partial principal guaranteed trusts
Household money trusts	15,292	16,130
Business money trusts	1,119	1,174
Reserving objectives trusts	2,094	2,139

Sub-total	18,505	19,443

Principal guaranteed trusts
Old-age pension trusts	6,076	6,815
Personal pension trusts	533,066	565,665
Pension trusts	600,455	624,538
Retirement trusts	78,701	86,477
New personal pension trusts	9,269	10,624
New old-age pension trusts	4,599	5,360

Sub-total	1,232,166	1,299,479

Principal and fixed rate of return guaranteed trusts
Development trusts	19	19
Unspecified money trusts	851	879

Sub-total	870	898

Total	1,251,541	1,319,820

2)	As of June 30, 2014 and December 31, 2013, the amounts that the Group has to pay by the capital guaranteed contract or the operating results of the principal and return guaranteed trusts are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Liabilities for the account (subsidy for trust account adjustment)	6	11

49.	Disposal group held-for-sale and net income (loss) from discontinued operations

(1)	Summary

In accordance with the Public Funds Oversight Committee’s plan for the privatization of Woori Finance Holdings Co., Ltd. on 26 June 2013, the Parent company classified the related assets and liabilities of Woori Investment Securities Co., Ltd, Woori Financial Co., Ltd., Woori F&I Co., Ltd., Woori Asset Management Co., Ltd., Woori Aviva Life Insurance and Woori FG Savings Bank into disposal group held-for-sale and presented net income from discontinued operations as of the end of December 31, 2013. In addition, the comparative consolidated statement of comprehensive income for the six months ended June 30, 2013 was restated accordingly.

(2)	Details of assets and liabilities directly associated with disposal group classified as held-for-sale are as follows (Unit: Korean Won in millions):

December 31, 2013
Assets directly associated with disposal group held-for-sale
Cash and cash equivalents	303,202
Financial assets at FVTPL	21,102,011
Available-for-sale financial assets	1,103,146
Held-to-maturity financial assets	3,025
Loans and receivables	11,738,411
Investments in joint ventures and associates	120,805
Investment properties	1,329
Premises and equipment	15,855
Intangible assets and goodwill	33,178
Current tax assets	17,111
Deferred tax assets	102,843
Derivative assets	11,279
Others	132,610

Total	34,684,805

Liabilities directly associated with disposal group held-for-sale
Financial liabilities at FVTPL	10,028,166
Deposits due to customers	1,988,495
Borrowings	13,502,487
Debentures	4,045,486
Provisions	17,565
Provision for retirement	7,829
Current tax liabilities	8,151
Deferred tax liabilities	68,261
Derivative liabilities	2,257
Other financial liabilities	2,310,746
Other liabilities	68,183

Total	32,047,626

(3)	Details of the related discontinued operations are as follows (Unit: Korean Won in millions):

		For the six months ended June 30, 2014	For the six months ended June 30, 2013
I.	Operating income	17,616	117,638
	Net interest income	237,229	308,683
	Interest income	391,617	593,089
	Interest expenses	(154,388)	(284,406)
	Net fees and commissions income	117,373	192,218
	Fees and commissions income	152,184	234,183
	Fees and commissions expenses	(34,811)	(41,965)
	Dividend income	24,721	12,375
	Net loss on financial instruments at fair value through profit or loss	(32,104)	(81,447)
	Net gain (loss) on available-for-sale financial assets	(19,146)	2,644
	Impairment losses on credit loss	(23,753)	(68,249)
	Other net operating expenses	(286,704)	(248,586)
II.	Non-operating loss	(3,121)	3,699
	Share of profits of joint ventures and associates	616	12,958
	Other non-operating expenses	(3,737)	(9,259)
III.	Net income before income tax expense	14,495	121,337
IV.	Income tax expense	171,212	(135,440)
V.	Sub-total	(156,717)	(14,103)
VI.	Impairment of assets held-for-sale	(7,469)	—
VII.	Income tax income for impairment	(2,020)	—
VIII.	Gain on disposal of assets held-for-sale	113,012	—
IX.	Income tax income for gain	(26,667)	—
X.	Income from discontinued operations	(22,487)	(14,103)

(4)	Details of cash flows from the related discontinued operations are as follows (Unit: Korean Won in millions):

	For the six months ended June 30,
	2014	2013
Cash flows from operating activities:	326,023	(610,382)
Cash flows from investing activities:	(258,244)	229,748
Cash flows from financing activities:	143,289	378,281

(5)	The Group completed the sale of shares of Woori Investment & Securities Co., Ltd., Woori Financial Co., Ltd. Woori F&I Co., Ltd., Woori Asset Management Co., Ltd., Woori Aviva Life Insurance Co., Ltd. and Woori Investment Bank Co., Ltd. during the six months ended June 30, 2014 and the net assets related to the sales are as follows (Unit: Korean Won in millions):

June 30, 2014
ASSETS
Cash and cash equivalents	560,034
Financial assets at FVTPL	21,838,589
Available-for-sale financial assets	1,588,066
Held-to-maturity financial assets	3,032
Loans and receivables	14,244,435
Investments in joint ventures and associates	127,606
Others	774,759

Total	39,136,521

LIABILITIES
Financial liabilities at FVTPL	12,767,119
Deposits due to customers	2,011,292
Borrowings	13,346,342
Debentures	4,031,716
Other financial liabilities	3,169,551
Other liabilities	182,109

Total	35,508,129

NET ASSETS	3,628,392
Non-controlling interests	1,987,786
Gain on disposal of asset held-for-sale	113,012
Total received price paid in cash	1,753,618
Cash and cash equivalent related to the disposed subsidiary	(560,034)
Net cash flow from the disposal	1,193,584

50.	Disposal group held for distribution to owners and net income (loss) from discontinued operations

(1)	Summary

In accordance with the Public Funds Oversight Committee’s plan for the privatisation of Woori Finance Holdings Co., Ltd. on June 26, 2013, the Board of Directors of the Parent company approved the plan of spin-off of Kyongnam Bank Co., Ltd and Kwangju Bank Co., Ltd on August 27, 2013. The spin-off was to take place through the distributing of the shares of the newly established companies which are receiving the investments to the shareholders of the Parent company. Therefore, the Parent company classified its assets and liabilities related to Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. into disposal group held for distribution to owners as of the end of December 31, 2013. The spin-off of those banks was completed on May 1, 2014, which was the originally planned date.

(2)	Details of assets and liabilities directly associated with disposal group classified as held for distribution to owners are as follows (Unit: Korean Won in millions)

December 31, 2013
Assets directly associated with disposal group held for distribution to owners
Cash and cash equivalents	691,608
Financial assets at FVTPL	654,965
Available-for-sale financial assets	3,257,957
Held-to-maturity financial assets	4,124,083
Loans and receivables	41,057,781
Investments in joint ventures and associates	28,286
Investment properties	48,566
Premises and equipment	299,828
Intangible assets and goodwill	32,828
Current tax assets	573
Deferred tax assets	40,540
Other assets	75,278

Total	50,312,293

Liabilities directly associated with disposal group held for distribution to owners
Financial liabilities at FVTPL	31,962
Deposits due to customers	36,603,292
Borrowings	4,860,597
Debentures	2,515,965
Provisions	233,831
Provision for retirement	88,854
Current tax liabilities	—
Deferred tax liabilities	617,764
Derivative liabilities	15,920
Other financial liabilities	1,859,151
Other liabilities	55,078

Total	46,882,414

The Group measured the disposal group held for distribution to owners at the lower of the carrying value and fair value less costs for distribution. In addition, the fair value of the disposal group held for distribution to owners was measured based on both of the market approach and income approach.

Fair value less cost to distribute of disposal group held for distribution to owners is amounting to 3,286,389 million Won as of December 31, 2013 and is classified into level 3 in the fair value hierarchy due to the valuation technique(s) used when measuring the fair value and the inputs used in the valuation technique that were not observable in the market. An impairment loss on the disposal group held for distribution to owners has been recognized for 40,658 million Won for the year ended December 31, 2013.

A description of valuation techniques used for fair value measurement of disposal group held for distribution to owners and significant unobservable input variables are as follows.

The Group considered both the market approach and the income approach for the measurement of the fair value of Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. which were classified as disposal group held for distribution to owners. Under the income approach, the discount cash flow method was applied and the present value of projected cash flows for next 5 years and further periods, which were prepared based on the assumptions incorporating the expected long-term growth rate for banking industry and inflation rates, was calculated by applying the discount rates which represented the appropriate costs of capital for Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd.. Meanwhile; under the market approach, the market multiples that were reflecting the market values of companies similar to Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. were considered. To measure the fair value of Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. both methods were used comprehensively.

The key assumptions used under the income approach are given as follows:

	Kwangju Bank	Kyongnam Bank
Projected period of cash flow (*1)	5 years	5 years
Perpetual growth rate	2.5%	2.5%
Discount rate (*2)	12.1%	12.1%

(*1)	The cash flow projections for Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. are based on various factors, such as historical financial information, market outlooks, long-term market growth rate, interest rates, and inflation rates, also incorporating management’s latest budget and future operating plans.
(*2)	The discount rates used to discount the cash flows is based on the cost of capital assigned to Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. which are derived from a Capital Asset Pricing Model (“CAPM”). The CAPM depends on inputs, such as risk-free rate and market risk premium to reflect the inherent systematic risk of the business being evaluated.

(3)	Details of the related discontinued operations are as follows (Unit: Korean Won in millions):

		For the six months ended June 30,
		2014	2013
I.	Operating income	108,896	236,229
	Net interest income	348,396	539,662
	Interest income	683,075	1,078,202
	Interest expenses	(334,679)	(538,540)
	Net fees and commissions income	53,182	77,900
	Fees and commissions income	77,030	114,179
	Fees and commissions expenses	(23,848)	(36,279)
	Dividend income	13,595	19,820
	Net gain on financial instruments at fair value through profit or loss	22,119	43,413
	Net loss on available-for-sale financial assets	(5,569)	(4,755)
	Impairment losses on credit loss	(81,459)	(79,002)
	Other net operating expenses	(241,368)	(360,809)
II.	Non-operating loss	(1,342)	(5,122)
	Share of profits of joint ventures and associates	—	(212)
	Other non-operating expenses	(1,342)	(4,910)
III.	Net income before income tax expense	107,554	231,107
IV.	Income tax expense (income)	(576,701)	40,547
V.	Income from discontinued operations	684,255	190,560

(4)	Details of cash flows from the related discontinued operations are as follows (Unit: Korean Won in millions):

	For the six months ended June, 30
	2014	2013
Cash flows from operating activities:	457,097	438,095
Cash flows from investing activities:	300,385	(67,971)
Cash flows from financing activities:	(754,823)	(609,424)

(5)	The Group completed the spin-off of Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. during the six months ended June 30, 2014 and the net assets related to the sales are as follows (Unit: Korean Won in millions):

June 30, 2014
ASSETS
Cash and cash equivalents	792,949
Financial assets at FVTPL	835,053
Available-for-sale financial assets	3,140,294
Held-to-maturity financial assets	3,968,947
Loans and receivables	41,459,234
Other assets	583,663

Total	50,780,140

LIABILITIES
Financial liabilities at FVTPL	34,645
Deposits due to customers	38,152,435
Borrowings	4,628,746
Debentures	2,078,716
Provisions	183,096
Other liabilities	2,350,516

Total	47,428,154

NET ASSETS	3,351,986
Changes due to distribution to owners
Controlling interests	3,065,422
Non-controlling interests	286,564

51.	Promoting privatization plan

As of June 26, 2013, the Korean Government, through the Public Fund Oversight Committee (the “PFOC”) of the Financial Service Commission, announced its latest plan to privatize the Parent company and its subsidiaries and the disposal of the Korean government’s interests in the Parent company, which is held through the KDIC, after a series of transactions.

On March 20, 2014, the Parent company completed the sales of the shares of Woori Financial Co., Ltd. to KB Financial Group Inc. Subsequently, the Parent company completed the sales of the shares of Woori Asset Management Co., Ltd. to Kiwoom Securities Co., Ltd. on May 2, 2014 and the sales of the shares of Woori F&I Co., Ltd. to Daishin Securities Co., Ltd. on May 7, 2014, respectively. Also, the Parent company completed the sales of the shares of Woori Investment Securities Co., Ltd., Woori Aviva Life Insurance Co., Ltd., and Woori FG Savings Bank Co., Ltd. to Nonghyup Financial Holdings Inc. on June 27, 2014.

Meanwhile, the Parent company completed the Spin-Off of Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. as of May 1, 2104, originally planned date. On July 28, 2014, the extraordinary shareholders’ meeting of the Group approved the merger of Woori Financial Holdings and Woori Bank. In accordance with the approval, the planned merge date would be November 1, 2014.

52.	Agreement on the Implementation of a Management Plan

(1)	Since December 30, 2000, three subsidiaries of the Parent company, Woori Bank Co., Ltd., Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd., and the KDIC have entered into agreements to implement management plans. Under the agreements, the three subsidiaries are obligated to improve their respective financial ratios, such as Bank of International Settlements (“BIS”) capital ratio, general and administrative ratio, non-performing loan rate and adjusted operating income per person. If the three subsidiaries fail to make improvements, the KDIC can enforce the three subsidiaries to increase or decrease their capital, pursue mergers, transfer of loans and deposits, or close or sell parts of their business operations.

(2)	Since July 2, 2001, the Parent company and the KDIC have entered into an agreement whereby the Parent company would integrate the aforementioned subsidiaries, Woori Bank Co., Ltd., Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd., and improve their performances. The agreement stipulates that the Parent company should build a governance and management structure plan, implement a short-term business improvement strategy, enhance subsidiaries’ competitiveness, expedite privatization, meet the financial ratio targets, and dispose of business units in case the plan fails.

(3)	In addition, on July 2, 2001, in order to implement the aforementioned agreements, the Parent company and its three subsidiaries entered management implementation agreements. Pursuant to the agreements, the three subsidiaries should meet management goals given by the Parent company, consult with the Parent company about material business decisions before execution, and prepare and implement a detailed business plan in conformity with the Parent company’s business strategies. If the three subsidiaries fail to implement the management plan, the Parent company may order the three subsidiaries to limit sales of the specific financial products, investments in premises and equipment, promotion of new business or new equity investment, or to close or merge their branch operations and subsidiaries.

(4)	Meanwhile, Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. were excluded from the Company’s consolidation scope due to the Spin-off as of May 1, 2014. Therefore in accordance with the article 10 of the agreements to implement management plans, the agreements between the Company and two companies have terminated on the same date.